VANGUARD(R)
TAX-MANAGED
FUNDS

VANGUARD TAX-MANAGED
  BALANCED FUND

VANGUARD TAX-MANAGED
  GROWTH AND INCOME FUND

VANGUARD TAX-MANAGED
  CAPITAL APPRECIATION FUND

VANGUARD TAX-MANAGED
  SMALL-CAP FUND

VANGUARD TAX-MANAGED
  INTERNATIONAL FUND

[PHOTO]

Annual Report
December 31, 1999

[THE VANGUARD GROUP LOGO]

FELLOW SHAREHOLDERS:

[PHOTO]
JOHN C. BOGLE

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

    Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

    While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant nearly four years ago. What more could a man ask?

    While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

    But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

    You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

                                                  /s/ JOHN C. BOGLE

[GRAPHIC]

    CONTENTS

    REPORT FROM THE CHAIRMAN ........   1

    THE MARKETS IN PERSPECTIVE ......   9

    PERFORMANCE SUMMARIES ...........  11

    FUND PROFILES ...................  19

    FINANCIAL STATEMENTS ............  28

REPORT FROM THE CHAIRMAN

[PHOTO]
JOHN J. BRENNAN

Technology stocks rocketed higher during 1999 and carried most market indexes along with them. The Vanguard Tax-Managed Funds benefited from this advance, each posting double-digit returns during the 12 months ended December 31, 1999.

---------------------------------------------------------------------------
                                                            TOTAL RETURNS
                                                             YEAR ENDED
                                                         DECEMBER 31, 1999*
---------------------------------------------------------------------------
TAX-MANAGED BALANCED FUND                                       15.5%
Average Balanced Fund**                                          8.7
Balanced Composite Index+                                       10.2
---------------------------------------------------------------------------
TAX-MANAGED GROWTH AND INCOME FUND                              21.1%
Average Large-Cap Core Fund**                                   22.4
S&P 500 Index                                                   21.0
---------------------------------------------------------------------------
TAX-MANAGED CAPITAL APPRECIATION FUND                           33.5%
Average Multi-Cap Core Fund**                                   22.5
Russell 1000 Index                                              20.9
---------------------------------------------------------------------------
TAX-MANAGED SMALL-CAP FUND                                      26.3%
Average Small-Cap Core Fund**                                   39.4
S&P SmallCap 600 Index                                          24.9
---------------------------------------------------------------------------
TAX-MANAGED INTERNATIONAL FUND                                  20.0%
Average International Fund**                                    29.5
MSCI EAFE Index                                                 19.7
---------------------------------------------------------------------------

 *Returns are since inception. For Small-Cap Fund, March 25, 1999; for
  International Fund, August 17, 1999.

**Derived from data provided by Lipper Inc. For the average balanced fund, the bond component is not tax-exempt.

 +50% Russell 1000 Index, 50% Lehman Brothers 7 Year Municipal Bond Index.

INSTITUTIONAL SHARES*
--------------------------------------------------
TAX-MANAGED GROWTH AND INCOME FUND           19.2%
Tax-Managed Capital Appreciation Fund        30.4
Tax-Managed Small-Cap Fund                   17.8
--------------------------------------------------

*Returns for Institutional Shares are since inception. For Growth and Income
 Fund, March 4, 1999; for Capital Appreciation Fund, February 24, 1999; for Small-Cap Fund, April 21, 1999.

       The table at right compares our funds' total returns (capital change plus reinvested dividends) with those of their respective unmanaged benchmark indexes. As you can see, each of our funds outpaced its unmanaged market index. And two of the three funds that were in existence during the entire year--Vanguard Tax-Managed Capital Appreciation Fund and Vanguard Tax-Managed Balanced Fund--handily outpaced their average peers. Vanguard Tax-Managed Growth and Income Fund trailed its peer group by 1.3 percentage points. As you should expect, our funds were very tax-efficient during 1999, as they have been since we created them more than five years ago. On page 4 you'll find an examination of our after-tax performance.

       For the record, the table also presents the returns for the newest additions to our Tax-Managed lineup: Vanguard Tax-Managed Small-Cap Fund, which was introduced on March 25, 1999, and Vanguard Tax-Managed International Fund, which was launched on August 17. And we present the returns since inception for Institutional Shares available for three of our funds for minimum investments of $10 million.

       Per-share figures for each fund, including net asset values and income dividends, are presented in the table that follows this letter. None of the Tax-Managed Funds realized net capital gains in 1999. In fact, the funds have never made capital gains distributions, and thus have provided a high level of tax efficiency.

FINANCIAL MARKETS IN REVIEW

The U.S. stock market rode the technology wave in 1999 to an unprecedented fifth consecutive year of returns exceeding 20%. Stocks got off to a strong start during the first four months but, weighed down by higher interest rates, struggled through most of the summer and into the fall. Through September, the Wilshire 5000 Total Market Index returned 4.6%. But then technology stocks led the market on an upward tear over the final three months of 1999, bringing the Wilshire 5000's full-year return to a remarkable 23.8%.

       The Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, returned 21.0%. Small-cap stocks, as measured by the Russell 2000 Index, returned 21.3%--a fine showing for a market segment that had badly lagged large-cap stocks in the five previous years.

       The rise of the major indexes in 1999 suggests a broad advance for the market, but in truth it was a year of "haves" and "have nots"--many stocks did not join in the market's ascent. Fully 60% of those listed on the New York Stock Exchange actually declined in price in 1999, and so did 48% of the stocks listed on the Nasdaq market. (In fact, 36% of NYSE stocks and 31% of Nasdaq stocks fell in value by more than 20%.)

       As mentioned, the technology sector was the leading "have"--technology stocks in the S&P 500 Index gained 74% for the year and were largely responsible for growth stocks within the index (+28.2%) far outpacing value stocks (+12.7%). Among small stocks, technology stocks gained 107%, and the difference between growth and value was an amazing 44.6 percentage points (+43.1% for the Russell 2000 Index's growth stocks and -1.5% for its value stocks).

       Somewhat surprisingly, these stock market returns occurred in an environment of rising interest rates. Rates increased substantially during 1999--a rise encouraged by Federal Reserve policymakers, who boosted short-term interest rates in three steps by a total of 0.75 percentage point (75 basis points). Rising interest rates can depress stock prices, especially for growth issues, because they lessen the current value of future earnings. But during 1999, investors decided that improving prospects for corporate profits outweighed the negative impact of higher rates.

       Bond prices are, of course, tightly linked to interest rates, and rising rates cause prices of existing bonds to fall. Rates rose across all maturities in 1999, and prices dropped accordingly. The yield of the 30-year U.S. Treasury bond stood at 6.48% on December 31, 1.38 percentage points above its starting point of 5.10%. The total return of the Lehman Brothers Aggregate Bond Index, a broad measure of the U.S. bond market, was -0.8%, as a price decline of -7.0% more than offset interest income of 6.2%. Municipal bonds generally performed better than taxable bonds during 1999.

1999 PERFORMANCE OVERVIEW

During 1999, the absolute returns of the Vanguard Tax-Managed Funds were excellent. The returns of each fund closely matched or surpassed the return of its unmanaged benchmark index. However, our performance relative to our mutual fund peer groups was mixed. The Capital Appreciation Fund and the Balanced Fund outpaced their indexes and average peer funds by big margins, primarily because they emphasized growth stocks, which led the market in 1999.

       As you may have noticed, the peer groups in this report are slightly different from those in past reports. The change reflects a recent reclassification by Lipper Inc., which provides the data used to calculate returns for our peer groups. We use the Lipper category that we believe most closely resembles the characteristics and investment style of our funds.

       VANGUARD TAX-MANAGED BALANCED FUND's 1999 return of 15.5%, which reflected the remarkable gains from stocks and the poor returns from bonds, was almost twice that of the average balanced mutual fund and was 5.3 percentage points ahead of the return of our unmanaged composite index. As you may know, a little more than half of the fund's assets are invested in high-quality, tax-exempt municipal bonds, and the other half in large, growth-oriented stocks (similar to those held by the Capital Appreciation Fund.) We slightly overweight municipal bonds because at least 50% of the fund's assets must be invested in munis to preserve the tax exemption for the interest we earn on those bonds. (Municipal bonds accounted for an average of about 52% of our assets in 1999.) Our investment in municipal bonds rather than taxable bonds makes the composition of the Tax-Managed Balanced Fund quite different from that of the average balanced mutual fund. Taxable bonds typically offer higher pretax yields than municipal bonds. Thus, our margin over the average balanced fund actually understates our relative success during the year.

       The Balanced Fund's emphasis on the growth stocks within the Russell 1000 Index helped our relative performance, boosting our return above that of our composite index, whose stock portion includes both growth and value stocks within the Russell 1000. For the record, the 20.9% return of the Russell 1000 Index was way ahead of the -0.1% return of the Lehman 7 Year Municipal Bond Index.

       VANGUARD TAX-MANAGED GROWTH AND INCOME FUND's 1999 total return of 21.1% was a hair better than that of its target index, the S&P 500, but was 1.3 percentage points behind the average return of large-cap core funds. Our relative shortfall can be attributed to the market's significant tilt toward a small cadre of growth stocks--mainly from the technology sector.

       The startling run-up among technology stocks was the year's big news, but several other market segments also registered big gains. The producer-durables sector, which features some large technology-related companies, registered a gain of 49%. The consumer-discretionary segment, which includes retailers and media companies, returned 28%.

       Three sectors had negative returns for the year (consumer staples, such as food, beverage, and tobacco producers, returned -16%; health care, -10%; and auto & transportation, -4%). The financial-services group, which at 16% of the S&P 500 is the second-largest sector in the index, was up just 5%.

       It's important to note that while the S&P 500 Index includes more than 75% of the market value of U.S. stocks, it excludes about 6,600 stocks, representing more than 20% of the market's capitalization.

       VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND earned a terrific return of 33.5%, outpacing the 22.5% return of the average multi-cap core fund and the 20.9% return of the Russell 1000 Index. We beat both comparative standards because of our emphasis on the lower-yielding growth stocks within the Russell 1000. We emphasize these stocks to minimize income dividends and, thus, improve tax efficiency. During 1999, this emphasis boosted our performance, thanks to the huge gap between the performance of the index's growth stocks and value stocks. The growth component of the Russell 1000 Index returned 33.2% in 1999, while the value component returned 7.3%. Our growth emphasis will not always work in our favor. Just two years ago, for example, the index's value stocks outpaced its growth stocks and our fund's relative performance suffered.

       Our two new additions, VANGUARD TAX-MANAGED SMALL-CAP FUND and VANGUARD TAX-MANAGED INTERNATIONAL FUND, fell short of the average returns of their peer groups but outpaced their index benchmarks, the S&P SmallCap 600 Index and the Morgan

Stanley Capital International Europe, Australasia, Far East Index. Records for such brief periods--the Small-Cap Fund was launched in March and the International Fund in August--tell nothing about how a fund will perform in the future. We are confident that these funds will provide long-term after-tax returns that are superior to those of similar mutual funds.

A LOOK AT TAX EFFICIENCY

For funds that hold tax efficiency as a priority, it's important to examine the returns that were actually received by investors who held the funds in taxable accounts. We are pleased to report that our funds have been extremely tax-efficient, particularly compared with their peer groups. The table presents our pretax and after-tax returns and compares them with the average returns of a group of similar funds. In 1999--as well as over the past five years--our Tax-Managed Growth and Income, Capital Appreciation, and Balanced Funds earned returns that surpassed the average returns of peer groups, both before and after taxes.

-----------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                            PERIODS ENDED DECEMBER 31, 1999
                               ----------------------------------------------------------
                                    1 YEAR              5 YEARS         SINCE INCEPTION*
                               ----------------------------------------------------------
                               PRETAX  AFTER-TAX   PRETAX  AFTER-TAX   PRETAX   AFTER-TAX
-----------------------------------------------------------------------------------------
Tax-Managed Balanced Fund       15.5%    15.4%      17.1%    16.9%      15.7%    15.5%
Average Domestic
    Hybrid Fund**                8.8      6.5       15.6     12.7         --       --
-----------------------------------------------------------------------------------------
Tax-Managed Growth and
    Income Fund                 21.1%    20.6%      28.6%    27.8%      26.3%    25.5%
Tax-Managed Capital
    Appreciation Fund           33.5     33.3       28.7     28.4       26.7     26.4
Average Large Blend Fund**      19.5     17.5       23.9     21.2         --       --
-----------------------------------------------------------------------------------------

 *September 6, 1994.

**Based on data from Morningstar, Inc.

       Two things to keep in mind about the figures presented here:

       - The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets. See the note at the bottom of this page for more details about our calculations.

       - The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)

       As you can see, the Tax-Managed Funds preserved a high level of their pretax returns. The most tax-efficient was the Tax-Managed Balanced Fund, which invests a little more than half of its assets in tax-exempt municipal bonds. In 1999, the fund's pretax return of 15.5% was barely nicked by taxes, giving the fund an after-tax return of 15.4%.

A NOTE ABOUT OUR CALCULATIONS: Pretax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. Total returns do not reflect any transaction fees. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

       The Tax-Managed Capital Appreciation Fund lost just 0.2 percentage point of its return to taxes in 1999. The return of its average peer, however, was reduced by 2 percentage points. Over a longer period, the gap is even wider. Over the past five years, the Capital Appreciation Fund's pretax return of 28.7% a year was reduced by taxes to 28.4%--just 0.3 percentage point. Our average competitor, which lost 2.7 percentage points of its average annual return to taxes over the past five years, recorded a return that was lower than ours by
4.8 percentage points before taxes and by 7.2 percentage points after taxes.

       The Tax-Managed Growth and Income Fund was not quite as tax-efficient as its siblings, but has still built a solid record. Unlike the Capital Appreciation Fund and the equity portion of the Balanced Fund, the Growth and Income Fund invests in all the stocks in its target index and does not emphasize the lower-yielding ones. Therefore, it has higher taxable dividend income from stocks than the other two funds.

       I must point out that each of our funds has amassed sizable unrealized gains. We do not anticipate realizing these gains, but we cannot guarantee that they will remain unrealized forever. If realized by the funds, these gains would be taxable to fund shareholders. As of December 31, 1999, the Growth and Income Fund had net unrealized gains of $10.15 per share, or 32% of net asset value; Capital Appreciation, $15.94 per share, or 47% of net asset value; and Balanced, $4.63 per share, or 25% of net asset value. We attempt to reduce the likelihood of realizing gains in several ways: We minimize turnover by following a strict indexing strategy; we sell our highest-cost shares first; and we discourage frequent trading of our fund shares. In addition, we have "harvested" losses that we use to offset gains that could result from changes in the indexes or shareholder redemptions.

       Fund turnover--trading activity as a percentage of assets--is extremely low among the Vanguard Tax-Managed Funds, which closely track their benchmark indexes and thus do not make frequent moves in and out of stocks. Our turnover, in fact, is generally limited to changes in the indexes, such as from corporate takeovers, and to sales of securities on which we can harvest a loss that we can use to offset future gains. In 1999, the turnover rates for our funds were:
Growth and Income, 4%; Capital Appreciation, 12%; Balanced Fund, 13%. In sharp contrast, the average stock mutual fund turns over its securities at an annual rate of 88%, according to Lipper Inc.

       Our accounting policies also help us to maximize tax efficiency. For example, when markets turn down, investors may decide to sell shares. If we must sell shares to meet these redemptions, we will sell our highest-cost shares first. This means that in most cases, we will record losses--not gains--on those sales because some of our shares will have declined in value.

       We discourage frequent trading by imposing redemption fees of 2% on shares held less than one year and 1% on shares held from one to five years. This policy--which has been effective--can help limit our vulnerability to the negative impact of large redemptions, which can cause a fund to realize capital gains. During 1999, the redemption rate for the Tax-Managed Funds averaged about 8%, well below the industry average for equity funds of about 37%.

       Because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives. However, we expect Vanguard Tax Managed Funds to maintain excellent tax efficiency.

       Finally, it's important to understand that our calculation does not reflect the effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

LIFETIME PERFORMANCE OVERVIEW

A one-year period is, of course, far too brief to evaluate funds that are designed to help investors reach long-term goals such as retirement. The adjacent table presents the average annual returns for our funds since their 1994 inceptions, along with the returns of their mutual fund peers and unmanaged benchmark indexes. It also presents the results of hypothetical $10,000 investments made at the time of each fund's launch.

--------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURNS
                                           SEPTEMBER 6, 1994, THROUGH
                                                DECEMBER 31, 1999
                                       -----------------------------------
                                       AVERAGE            FINAL VALUE OF
                                       ANNUAL               A $10,000
                                       RETURN           INITIAL INVESTMENT
--------------------------------------------------------------------------
TAX-MANAGED BALANCED FUND               15.7%                $21,685
Average Balanced Fund*                  14.5                  20,524
Balanced Composite Index                15.5                  21,554
--------------------------------------------------------------------------
TAX-MANAGED GROWTH AND
    INCOME FUND                         26.3%                $34,556
Average Large-Cap Core Fund             23.3                  30,501
S&P 500 Index                           26.2                  34,495
--------------------------------------------------------------------------
TAX-MANAGED CAPITAL
    APPRECIATION FUND                   26.7%                $35,156
Average Multi-Cap Core Fund             21.5                  28,123
Russell 1000 Index                      25.7                  33,762
--------------------------------------------------------------------------

*Bond component not tax exempt.

       Our performance was excellent in both an absolute and relative sense. The Tax-Managed Capital Appreciation Fund earned the biggest margin over the average return of its peer group: The fund has returned 26.7% a year since its inception, 5.2 percentage points ahead of the average return of multi-cap core funds. For our shareholders, this difference added up to a significant sum:
$7,033, or more than 70% of the original investment. The Tax-Managed Growth and Income Fund earned an average return that was 3 percentage points higher than its average peer--and even a hair ahead of the S&P 500 Index. The lifetime return of the Tax-Managed Balanced Fund also outpaced the average return of balanced mutual funds and the return of its composite index.

       The fine performance of our funds versus their competitors is largely explained by a simple but powerful force: low costs. By holding operating and trading costs to a minimum, our funds garner a large portion of the market's return for our shareholders. The expense ratio (annualized expenses as a percentage of average net assets) is about 0.19% ($1.90 per $1,000 invested) for each of our domestic funds and 0.35% ($3.50 per $1,000 invested) for our International Fund. In comparison, the average U.S. stock mutual fund charges expenses of about 1.40%, and funds that invest in international securities charge an average of nearly 1.70%.

       Vanguard's Core Management Group has excelled at keeping our funds closely in line with their unmanaged benchmarks. Our funds incur operating expenses, albeit at very low levels, while the theoretical indexes do not. This handicap makes matching the index returns a difficult task. However, through deft and efficient management, the Core Management Group has helped our funds overcome most--or even all--of our cost handicap. This is a significant achievement that benefits shareholders by allowing them to capture a larger share of the market's return.

       The final year of the 1990s capped an amazing decade for stocks. The U.S. stock market, as measured by the Wilshire 5000 Index, produced an average annual return of

17.6% for those years, more than 11/2 times the average return of about 11% achieved by stocks since 1925. In part, the outsized returns reflect the underlying growth in the U.S. economy and in corporate profits. But part of the gains can be traced to growing optimism about stocks and less fear about their risks. These changes in perception are reflected in the extraordinary rise in the average stock's price/earnings ratio--from about 16 as the decade of the 1990s began to an unprecedented 33 when it ended. No one knows whether or how investor perceptions may change. But the moods of markets, like those of the millions of individuals who make up the markets, can shift dramatically.

       The odds are heavily stacked against the stock market's repeating its performance of the 1990s in the decade ahead. This isn't a forecast of doom. If inflation remains in the neighborhood of 3% annually, it would take stock returns of only 8% to 9% a year to provide decent real, or inflation-adjusted, returns of 5% to 6%.

IN SUMMARY

As we enter a new century, the temptation for investors to chase hot performance may be stronger than ever. But building an investment program around a relatively narrow group of stocks that have recently skyrocketed is a dangerous--and unnecessary--gamble. The financial markets are ever cyclical. Stocks of all styles and sizes--as well as entire asset classes--move in and out of favor in unpredictable patterns. That is why we recommend that investors hold balanced, diversified portfolios of stock funds, bond funds, and short-term reserves that are suited to their individual goals, investment time horizon, and temperament for risk-taking. Such balanced portfolios are a solid foundation for long-term investment success.

       Minding the tax-efficiency of investments is a wise move for those who hold mutual funds in taxable accounts. As we often remind investors, minimizing the costs of investing is a key to long-term success. Taxes are a very real--yet often overlooked--cost that can be mitigated, to a large degree, by combining the inherent tax advantages of indexing with sensible investment strategies that limit the realization of taxable gains.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

January 24, 2000

--------------------------------------------------------------------------------
A NOTE OF THANKS TO OUR FOUNDER
--------------------------------------------------------------------------------

As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

FUND STATISTICS
-----------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31, 1999
                                  NET ASSET VALUE PER SHARE              ----------------------------------
                               -------------------------------            INCOME              CAPITAL GAINS
TAX-MANAGED FUND               DEC. 31, 1998*    DEC. 31, 1999           DIVIDENDS            DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
Balanced                           $16.74           $18.87                $0.430                  $0.00
Growth and Income                   26.55            31.81                 0.314                   0.00
Capital Appreciation                25.69            34.17                 0.124                   0.00
Small-Cap                           10.03            12.61                 0.054                   0.00
International                       10.00            11.96                 0.040                   0.00
-----------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------
Growth and Income                  $26.99           $31.81                $0.336                  $0.00
Capital Appreciation                26.32            34.18                 0.146                   0.00
Small-Cap                           10.76            12.61                 0.060                   0.00
-----------------------------------------------------------------------------------------------------------

*Net asset values as of inception for Small-Cap, March 25, 1999; for International, August 17, 1999; for Growth and Income Institutional Shares, March 4, 1999; for Capital Appreciation Institutional Shares, February 24, 1999; for Small-Cap Institutional Shares, April 21, 1999.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1999

A global expansion in economic activity bolstered stocks at home and abroad during 1999. The muscular U.S. economy provided a good bit of the oomph, but it got an assist from solid growth in Asian, European, and Latin American economies that had slumped in 1997 and 1998.

       Interest rates increased significantly--causing bond prices to fall--as both investors and monetary policymakers grew concerned that economic growth was so vigorous that it would cause inflation to accelerate.

U.S. STOCK MARKETS

The booming economy and growing corporate profits provided plenty of fuel for stock prices during 1999. However, higher interest rates restrained the rise, especially for financial-services and electric utility stocks regarded as interest rate sensitive.

       U.S. economic output increased at an inflation-adjusted rate of about 4%--a very rapid pace for such a large, mature economy. Analysts estimated that corporate profits would grow by 14% in 1999 and again in 2000. Consumer spending, which accounts for roughly two-thirds of economic activity, was strong. People felt prosperous, thanks to the long bull market, plentiful jobs, and rising incomes. (After-tax personal income grew by more than 5% in 1999, and unemployment at year-end was at a three-decade low of 4.1% of the workforce.)

-----------------------------------------------------------------------------
                                                  AVERAGE ANNUAL RETURNS
                                             PERIODS ENDED DECEMBER 31, 1999
                                            ---------------------------------
                                             1 YEAR       3 YEARS     5 YEARS
-----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             21.0%        27.6%       28.6%
   Russell 2000 Index                        21.3         13.1        16.7
   Wilshire 5000 Index                       23.8         26.1        27.1
   MSCI EAFE Index                           27.3         16.1        13.2
-----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index               -0.8%         5.7%        7.7%
   Lehman 10 Year Municipal Bond Index       -1.3          4.8         7.1
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                4.7          5.0         5.2
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       2.7%         2.0%        2.4%
-----------------------------------------------------------------------------

       The stock market, as measured by the Wilshire 5000 Index, gained 23.8%, with more than three-quarters of the gain coming in the final quarter of 1999. For the first time in several years, smaller stocks outpaced large-capitalization issues. The S&P 500 Index, which is dominated by large-cap stocks and accounts for more than three-quarters of the U.S. stock market's total value, gained 21.0% during the year; the rest of the market gained 35.4%.

       Hidden in the market averages was an amazing divergence in stock performance. Prices soared for most technology-related stocks, but performance was pedestrian, at best, for most other issues. Indeed, three-fifths of stocks on the New York Stock Exchange fell in 1999. The technology sector of the S&P 500 Index gained 74%, and the producer-durables sector, driven by huge gains for some makers of telecommunications and technology gear, was up 49%. These results were in stark contrast to the declines suffered by food and beverage companies in the consumer-staples sector (-16%) and by many companies in the health-care group (-10%).

       Investors seemed bedazzled by the prospects for growth in revenue and profits among tech stocks, but less interested in the actual profits for nontech companies. Remarkably, the average S&P 500 stock without earnings gained 36.5% in 1999, while the average stock with earnings rose 11.5%. There is general agreement that growth in Internet commerce, computers, software, wireless communications, and other key tech sectors will be stupendous. However, there is much disagreement about whether profits will grow so impressively, given the intense competition. During 1999, optimists clearly ruled.

U.S. BOND MARKETS

The pickup in worldwide economic activity buoyed stock prices but depressed bond prices. Interest rates, which move in the opposite direction from bond prices, rose sharply. The rate increase stemmed from increased borrowing by corporations and individuals and from investors' fears that a sizzling economy was bound to send inflation soaring.

       The inflation evidence was ambiguous. Price increases were greater in 1999 than in 1998 at both the wholesale and consumer levels. Wholesale prices rose 3.0%, the biggest gain since 1990. And the Consumer Price Index advanced 2.7% in 1999 after a gain of just 1.6% in 1998. However, energy prices, which plunged in 1998 and shot up in 1999, skewed the figures in both periods. At the consumer level, the "core rate" of inflation, which excludes food and energy prices, was up just 1.9% in 1999, the smallest increase in 35 years.

       At midyear, the Federal Reserve Board, aiming to cool the economy a bit to head off price pressures, began raising short-term interest rates. In all, the Fed pushed up rates by 0.75 percentage point in three quarter-point steps. The bond market anticipated the Fed--interest rates began rising sharply in February--and at year-end the yield of 30-year U.S. Treasury bonds was up 1.38 percentage points (138 basis points) to 6.48%. The 10-year Treasury note--a benchmark for mortgage lenders--rose 179 basis points, from 4.65% to 6.44%. Short-term rates didn't rise as far; 3-month Treasury bill yields were up 88 basis points to 5.33% at year-end.

       Price declines, as usual, were greatest for long-term bonds and least for short-term bonds. The overall market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, posted a -0.8% total return in 1999. Short-term bonds generally provided returns of 2% to 3%. Long-term bonds suffered significant price declines, and the Lehman Long Government/Corporate Index recorded a -7.7% total return.

INTERNATIONAL STOCK MARKETS

Bullishness among stock investors was an international phenomenon in 1999. The biggestgains came in Pacific-region and emerging markets that had suffered most from economic slumps and currency crises during 1997 and 1998.

       Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of major developed markets produced a 27.3% return for U.S. dollar-based investors. The MSCI Pacific Free Index gained an astounding 56.4% for U.S. investors, as a strong rise in the Japanese yen against the U.S. dollar tacked on about 12.5 percentage points to a 43.9% return in local currencies. In Europe, currency fluctuations had the opposite effect: European currencies, including the new 11-nation common currency, the euro, mostly fell against the dollar, and the 30.3% return in local currencies was nearly halved to 15.8% in U.S. dollars.

       Emerging markets managed a stunning turnaround, as the Select Emerging Markets Free Index rose 60.9% in U.S.-dollar terms after having plummeted -18.4% in 1998 and -16.4% in 1997.

PERFORMANCE SUMMARY
TAX-MANAGED BALANCED FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: SEPTEMBER 6, 1994-DECEMBER 31, 1999

---------------------------------------------------------
                      TAX-MANAGED
                     BALANCED FUND             COMPOSITE*
FISCAL      CAPITAL     INCOME       TOTAL        TOTAL
YEAR        RETURN      RETURN      RETURN       RETURN
---------------------------------------------------------
1994        -2.3%        0.9%        -1.4%        -1.8%
1995        21.0         3.5         24.5         25.5
1996         9.0         3.2         12.2         13.2
1997        13.5         3.1         16.6         19.9
1998        14.1         2.8         16.9         17.0
1999        12.7         2.8         15.5         10.2
---------------------------------------------------------

*50% Russell 1000 Index, 50% Lehman 7 Year Municipal Bond Index.

See Financial Highlights table on page 33 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: SEPTEMBER 6, 1994-DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
                    Tax-Managed         Average             Tax-Managed Balanced                              Lehman 7 Year
                    Balanced Fund*      Balanced Fund**     Composite Index+         Russell 1000 Index       Municipal Bond Index
 9/6/94             10000               10000               10000                    10000                    10000
1994 09              9920                9920                9920                     9847                     9924
1994 12              9860                9812                9820                     9809                     9827
1995 03             10576               10409               10543                    10742                    10343
1995 06             11255               11163               11186                    11753                    10636
1995 09             11949               11804               11841                    12800                    10940
1995 12             12278               12292               12321                    13513                    11215
1996 03             12589               12611               12636                    14258                    11175
1996 06             12860               12895               12921                    14840                    11223
1996 09             13196               13275               13257                    15324                    11425
1996 12             13777               13983               13950                    16547                    11705
1997 03             13733               13966               14056                    16803                    11691
1997 06             14998               15398               15411                    19627                    12012
1997 09             16012               16465               16297                    21341                    12333
1997 12             16057               16640               16726                    21983                    12602
1998 03             17250               17894               17926                    24922                    12746
1998 06             17602               18103               18260                    25545                    12895
1998 09             16716               17001               17641                    22911                    13304
1998 12             18776               18883               19567                    27923                    13387
1999 03             19404               19052               20057                    29075                    13501
1999 06             19993               19910               20598                    31146                    13272
1999 09             19517               19137               19994                    29089                    13381
1999 12             21685               20524               21554                    33762                    13367

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED DECEMBER 31, 1999
                                               ---------------------------------
                                                                         SINCE      FINAL VALUE OF A
                                               1 YEAR       5 YEARS    INCEPTION   $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------
Tax-Managed Balanced Fund*                     14.34%       17.07%       15.67%         $21,685
Average Balanced Fund**                         8.69        15.89        14.48           20,524
Tax-Managed Balanced Composite Index+          10.16        17.03        15.54           21,554
Russell 1000 Index                             20.91        28.05        25.71           33,762
Lehman 7 Year Municipal Bond Index             -0.14         6.35         5.61           13,367
-----------------------------------------------------------------------------------------------------

 *Reflective of the 2% fee that is assessed on redemptions of shares that are held in the fund for less than one year and the 1% fee that is assessed on redemptions of shares that are held in the fund for at least one year but less than five years.

**Derived from data provided by Lipper Inc.; bond component not tax-exempt.

 +50% Russell 1000 Index, 50% Lehman 7 Year Municipal Bond Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------
                                                                                    SINCE INCEPTION
                                    INCEPTION                               -------------------------------
                                      DATE       1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-----------------------------------------------------------------------------------------------------------
Tax-Managed Balanced Fund           9/6/1994     15.49%       17.07%        12.64%       3.03%      15.67%
    Fee-Adjusted Returns*                        14.34        17.07         12.64        3.03       15.67
-----------------------------------------------------------------------------------------------------------

*Reflective of the 2% fee that is assessed on redemptions of shares that are held in the fund for less than one year and the 1% fee that is assessed on redemptions of shares that are held in the fund for at least one year but less than five years.

PERFORMANCE SUMMARY
TAX-MANAGED GROWTH AND INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: SEPTEMBER 6, 1994-DECEMBER 31, 1999
-------------------------------------------------------------
                      TAX-MANAGED
                 GROWTH AND INCOME FUND         S&P 500
FISCAL      CAPITAL     INCOME      TOTAL        TOTAL
YEAR        RETURN      RETURN      RETURN       RETURN
-------------------------------------------------------------
1994        -2.6%       0.9%        -1.7%       -1.8%
1995        34.7        2.8         37.5        37.6
1996        20.7        2.3         23.0        23.0
1997        31.4        1.9         33.3        33.4
1998        27.2        1.5         28.7        28.6
1999        19.8        1.3         21.1        21.0
-------------------------------------------------------------

See Financial Highlights table on page 34 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: SEPTEMBER 6, 1994-DECEMBER 31, 1999
------------------------------------------------------------------------------
               Tax-Managed Growth       Average Large-Cap
               and Income Fund*         Core Fund**              S&P 500 Index
 9/6/94        10000                    10000                    10000
1994 09         9831                     9831                     9826
1994 12         9831                     9723                     9824
1995 03        10787                    10519                    10781
1995 06        11818                    11416                    11810
1995 09        12753                    12278                    12749
1995 12        13519                    12859                    13516
1996 03        14238                    13532                    14241
1996 06        14888                    14048                    14881
1996 09        15344                    14502                    15341
1996 12        16633                    15497                    16619
1997 03        17071                    15686                    17065
1997 06        20052                    18222                    20044
1997 09        21549                    19591                    21545
1997 12        22175                    19878                    22164
1998 03        25266                    22539                    25256
1998 06        26107                    23142                    26090
1998 09        23510                    20482                    23495
1998 12        28532                    24929                    28498
1999 03        29940                    26159                    29918
1999 06        32044                    27867                    32027
1999 09        30046                    26164                    30027
1999 12        34556                    30501                    34495

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED DECEMBER 31, 1999
                                                      ---------------------------------
                                                                                SINCE      FINAL VALUE OF A
                                                      1 YEAR       5 YEARS    INCEPTION   $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------------
Tax-Managed Growth and Income Fund*                   19.91%       28.58%       26.26%         $34,556
Average Large-Cap Core Fund**                         22.35        25.71        23.33           30,501
S&P 500 Index                                         21.04        28.56        26.22           34,495
------------------------------------------------------------------------------------------------------------

 *Reflective of the 2% fee that is assessed on redemptions of shares that are held in the fund for less than one year and the 1% fee that is assessed on redemptions of shares that are held in the fund for at least one year but less than five years.

**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION
                                          INCEPTION                                ------------------------------
                                            DATE        1 YEAR       5 YEARS       CAPITAL      INCOME     TOTAL
-----------------------------------------------------------------------------------------------------------------
Tax-Managed Growth and Income Fund        9/6/1994      21.12%       28.58%        24.24%       2.02%      26.26%
   Fee-Adjusted Returns*                                19.91        28.58         24.24        2.02       26.26
-----------------------------------------------------------------------------------------------------------------

*Reflective of the 2% fee that is assessed on redemptions of shares that are held in the fund for less than one year and the 1% fee that is assessed on redemptions of shares that are held in the fund for at least one year but less than five years.

PERFORMANCE SUMMARY
TAX-MANAGED GROWTH AND INCOME FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS:
MARCH 4, 1999-DECEMBER 31, 1999
------------------------------------------------------
              TAX-MANAGED GROWTH AND
          INCOME FUND INSTITUTIONAL SHARES     S&P 500
FISCAL     CAPITAL    INCOME       TOTAL        TOTAL
PERIOD     RETURN     RETURN      RETURN       RETURN
------------------------------------------------------
1999       17.9%       1.3%        19.2%        19.1%
------------------------------------------------------

See Financial Highlights table on page 34 for dividend information since the fund's inception.

CUMULATIVE PERFORMANCE: MARCH 4, 1999-DECEMBER 31, 1999
--------------------------------------------------------------------
               Tax-Managed Growth       Average
               and Income Fund          Large-Cap
               Institutional Shares*    Core Fund**    S&P 500 Index
 3/4/99        10000000                 10000000       10000000
1999 03        10322401                 10322406       10326619
1999 06        11051238                 11001620       11054466
1999 09        10363802                 10335825       10364180
1999 12        11684690                 12072903       11906282

                                                                 TOTAL RETURNS
                                                          PERIOD ENDED DECEMBER 31, 1999     FINAL VALUE OF
                                                          ------------------------------     A $10,000,000
                                                                SINCE INCEPTION               INVESTMENT
-----------------------------------------------------------------------------------------------------------
Tax-Managed Growth and Income Fund Institutional Shares*            16.85%                    $11,684,690
Average Large-Cap Core Fund**                                       20.73                      12,072,903
S&P 500 Index                                                       19.06                      11,906,282
-----------------------------------------------------------------------------------------------------------

 *Reflective of the 2% fee that is assessed on redemptions of shares that are held in the fund for less than one year.

**Derived from data provided by Lipper Inc.

TOTAL RETURNS: PERIOD ENDED DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                           SINCE INCEPTION
                                                                  INCEPTION        ------------------------------
                                                                     DATE          CAPITAL      INCOME     TOTAL
-----------------------------------------------------------------------------------------------------------------
Tax-Managed Growth and Income Fund Institutional Shares            3/4/1999        17.86%       1.37%      19.23%
   Fee-Adjusted Returns*                                                           15.50        1.35       16.85
-----------------------------------------------------------------------------------------------------------------

*Reflective of the 2% fee that is assessed on redemptions of shares that are held in the fund for less than one year.

PERFORMANCE SUMMARY
TAX-MANAGED CAPITAL APPRECIATION FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: SEPTEMBER 6, 1994-DECEMBER 31, 1999
-------------------------------------------------------------
                    TAX-MANAGED                 RUSSELL
              CAPITAL APPRECIATION FUND          1000
FISCAL      CAPITAL     INCOME      TOTAL        TOTAL
YEAR        RETURN      RETURN      RETURN      RETURN
-------------------------------------------------------------
1994        -0.9%       0.4%        -0.5%        -1.9%
1995        33.5        0.9         34.4         37.8
1996        20.1        0.8         20.9         22.4
1997        26.5        0.8         27.3         32.9
1998        27.3        0.7         28.0         27.0
1999        33.0        0.5         33.5         20.9
-------------------------------------------------------------

See Financial Highlights table on page 35 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: SEPTEMBER 6, 1994-DECEMBER 31, 1999
-------------------------------------------------------------------------------
               Tax-Managed Capital     Average Multi-Cap
               Appreciation Fund*      Core Fund**           Russell 1000 Index
 9/6/94        10000                   10000                 10000
1994 09         9910                    9910                  9847
1994 12         9950                    9752                  9809
1995 03        10860                   10519                 10742
1995 06        11950                   11407                 11753
1995 09        12990                   12316                 12800
1995 12        13370                   12784                 13513
1996 03        14165                   13545                 14258
1996 06        14749                   14049                 14840
1996 09        15212                   14553                 15324
1996 12        16167                   15442                 16547
1997 03        16137                   15493                 16803
1997 06        18843                   17758                 19627
1997 09        20972                   19563                 21341
1997 12        20580                   19455                 21983
1998 03        23588                   21968                 24922
1998 06        24149                   22090                 25545
1998 09        20988                   19156                 22911
1998 12        26333                   22967                 27923
1999 03        28096                   23576                 29075
1999 06        30443                   25575                 31146
1999 09        28659                   24000                 29089
1999 12        35156                   28123                 33762

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED DECEMBER 31, 1999
                                                      ---------------------------------
                                                                                SINCE      FINAL VALUE OF A
                                                      1 YEAR       5 YEARS    INCEPTION   $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------------
Tax-Managed Capital Appreciation Fund*                32.16%       28.72%       26.67%         $35,156
Average Multi-Cap Core Fund**                         22.45        23.60        21.46           28,123
Russell 1000 Index                                    20.91        28.05        25.71           33,762
------------------------------------------------------------------------------------------------------------

 *Reflective of the 2% fee that is assessed on redemptions of shares that are held in the fund for less than one year and the 1% fee that is assessed on redemptions of shares that are held in the fund for at least one year but less than five years.

**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                 INCEPTION                                 ------------------------------
                                                    DATE         1 YEAR      5 YEARS       CAPITAL      INCOME     TOTAL
-------------------------------------------------------------------------------------------------------------------------
Tax-Managed Capital Appreciation Fund             9/6/1994       33.50%      28.72%        25.90%       0.77%      26.67%
   Fee-Adjusted Returns*                                         32.16       28.72         25.90        0.77       26.67
-------------------------------------------------------------------------------------------------------------------------

*Reflective of the 2% fee that is assessed on redemptions of shares that are held in the fund for less than one year and the 1% fee that is assessed on redemptions of shares that are held in the fund for at least one year but less than five years.

PERFORMANCE SUMMARY
TAX-MANAGED CAPITAL APPRECIATION FUND
INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS:
FEBRUARY 24, 1999-DECEMBER 31, 1999
---------------------------------------------------------
          TAX-MANAGED CAPITAL APPRECIATION
             FUND INSTITUTIONAL SHARES       RUSSELL 1000
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
PERIOD     RETURN      RETURN      RETURN       RETURN
---------------------------------------------------------
1999       29.9%       0.5%        30.4%        19.7%
---------------------------------------------------------

See Financial Highlights table on page 35 for dividend information since the fund's inception.

CUMULATIVE PERFORMANCE: FEBRUARY 24, 1999-DECEMBER 31, 1999
--------------------------------------------------------------------------------
            Tax-Managed Capital
            Appreciation Fund            Average Multi-Cap
            Fund Institutional Shares*   Core Fund**          Russell 1000 Index
2/24/99     10000000                     10000000             10000000
1999 03     10414134                     10175982             10197786
1999 06     11287994                     10973923             10924267
1999 09     10626900                     10292319             10202998
1999 12     12781879                     12113557             11965321

                                                                   TOTAL RETURNS
                                                           PERIOD ENDED DECEMBER 31, 1999          FINAL VALUE OF
                                                           ------------------------------          A $10,000,000
                                                                 SINCE INCEPTION                     INVESTMENT
-----------------------------------------------------------------------------------------------------------------
Tax-Managed Capital Appreciation Fund Institutional Shares*          27.82%                         $12,781,879
Average Multi-Cap Core Fund**                                        21.14                           12,113,557
Russell 1000 Index                                                   19.65                           11,965,321
-----------------------------------------------------------------------------------------------------------------

 *Reflective of the 2% fee that is assessed on redemptions of shares that are held in the fund for less than one year.

**Derived from data provided by Lipper Inc.

TOTAL RETURNS: PERIOD ENDED DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------
                                                                                              SINCE INCEPTION
                                                                         INCEPTION    -------------------------------
                                                                            DATE      CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------------
Tax-Managed Capital Appreciation Fund Institutional Shares               2/24/1999    29.86%       0.57%       30.43%
   Fee-Adjusted Returns*                                                              27.27        0.55        27.82
---------------------------------------------------------------------------------------------------------------------

*Reflective of the 2% fee that is assessed on redemptions of shares that are held in the fund for less than one year.

PERFORMANCE SUMMARY
TAX-MANAGED SMALL-CAP FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS:
MARCH 25, 1999-DECEMBER 31, 1999
--------------------------------------------------------
                    TAX-MANAGED                  S&P
                   SMALL-CAP FUND           SMALLCAP 600
FISCAL     CAPITAL     INCOME       TOTAL       TOTAL
PERIOD     RETURN      RETURN      RETURN*     RETURN
--------------------------------------------------------
1999       25.7%       0.6%        26.3%        24.9%
--------------------------------------------------------

*Subscription period for the fund was February 22, 1999, to March 24, 1999, during which time all assets were held in money market instruments. Performance measurement begins March 25, 1999.

See Financial Highlights table on page 36 for dividend information since the fund's inception.

CUMULATIVE PERFORMANCE: MARCH 25, 1999-DECEMBER 31, 1999
-------------------------------------------------------------------
             Tax-Managed         Average Small-Cap     S&P SmallCap
             Small-Cap Fund*     Core Fund**           600 Index
3/25/99       9900               10000                 10000
1999 03      10028               10130                 10109
1999 06      11627               11854                 11668
1999 09      11114               11403                 11103
1999 12      12252               13939                 12486

                                              TOTAL RETURNS
                                        PERIOD ENDED DECEMBER 31, 1999         FINAL VALUE OF
                                        ------------------------------           A $10,000
                                             SINCE INCEPTION                    INVESTMENT
---------------------------------------------------------------------------------------------
Tax-Managed Small-Cap Fund*                       22.52%                          $12,252
Average Small-Cap Core Fund**                     39.39                            13,939
S&P SmallCap 600 Index                            24.86                            12,486
---------------------------------------------------------------------------------------------

 *Reflective of the 1% transaction fee on purchases and the 2% fee assessed on redemptions of shares that are held in the fund for less than one year. Subscription period for the fund was February 22, 1999, to March 24, 1999, during which time all assets were held in money market instruments. Performance measurement begins March 25, 1999.

**Derived from data provided by Lipper Inc.

TOTAL RETURNS: PERIOD ENDED DECEMBER 31, 1999
---------------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                                                INCEPTION     -------------------------------
                                                   DATE       CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------
Tax-Managed Small-Cap Fund                      3/25/1999     25.72%       0.56%       26.28%
    Fee-Adjusted Returns*                                     21.98        0.54        22.52
---------------------------------------------------------------------------------------------

*Reflective of the 1% transaction fee on purchases and the 2% fee assessed on redemptions of shares that are held in the fund for less than one year. Subscription period for the fund was February 22, 1999, to March 24, 1999, during which time all assets were held in money market instruments. Performance measurement begins March 25, 1999.

PERFORMANCE SUMMARY
TAX-MANAGED SMALL-CAP FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS:
APRIL 21, 1999-DECEMBER 31, 1999
----------------------------------------------------------
             TAX-MANAGED SMALL-CAP FUND           S&P
               INSTITUTIONAL SHARES           SMALLCAP 600
FISCAL     CAPITAL     INCOME      TOTAL         TOTAL
PERIOD     RETURN      RETURN      RETURN       RETURN
----------------------------------------------------------
1999       17.2%       0.6%        17.8%        16.9%
----------------------------------------------------------

See Financial Highlights table on page 36 for dividend information since the fund's inception.

CUMULATIVE PERFORMANCE: APRIL 21, 1999-DECEMBER 31, 1999
------------------------------------------------------------------------------
               Tax-Managed Small-Cap         Average Small-Cap    S&P SmallCap
               Fund Institutional Shares*    Core Fund**          600 Index
4/21/99         9900000                      10000000             10000000
1999 06        10838475                      11003525             10927072
1999 09        10360037                      10530623             10397838
1999 12        11426475                      12922300             11686606

                                                               TOTAL RETURNS
                                                       PERIOD ENDED DECEMBER 31, 1999    FINAL VALUE OF
                                                       ------------------------------    A $10,000,000
                                                              SINCE INCEPTION             INVESTMENT
-------------------------------------------------------------------------------------------------------
Tax-Managed Small-Cap Fund Institutional Shares*                  14.26%                 $11,426,475
Average Small-Cap Core Fund**                                     29.22                   12,922,300
S&P SmallCap 600 Index                                            16.87                   11,686,606
-------------------------------------------------------------------------------------------------------

 *Reflective of the 1% transaction fee on purchases and the 2% fee assessed on redemptions of shares that are held in the fund for less than one year.

**Derived from data provided by Lipper Inc.

TOTAL RETURNS: PERIOD ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------
                                                                                SINCE INCEPTION
                                                          INCEPTION     ------------------------------
                                                             DATE       CAPITAL      INCOME     TOTAL
------------------------------------------------------------------------------------------------------
Tax-Managed Small-Cap Fund Institutional Shares           4/21/1999     17.19%       0.58%      17.77%
  Fee-Adjusted Returns*                                                 13.70        0.56       14.26
------------------------------------------------------------------------------------------------------

*Reflective of the 1% transaction fee on purchases and the 2% fee assessed on redemptions of shares that are held in the fund for less than one year.

PERFORMANCE SUMMARY
TAX-MANAGED INTERNATIONAL FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS:
AUGUST 17, 1999-DECEMBER 31, 1999
--------------------------------------------------------
           TAX-MANAGED  INTERNATIONAL FUND     MSCI EAFE
FISCAL     CAPITAL      INCOME      TOTAL       TOTAL
PERIOD     RETURN       RETURN      RETURN      RETURN
--------------------------------------------------------
1999       19.6%        0.4%        20.0%       19.7%
--------------------------------------------------------

See Financial Highlights table on page 37 for dividend information since the fund's inception.

TOTAL RETURNS: PERIOD ENDED DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------
                                                                         SINCE INCEPTION
                                                 INCEPTION       ------------------------------
                                                   DATE          CAPITAL      INCOME     TOTAL
-----------------------------------------------------------------------------------------------
Tax-Managed International Fund                   8/17/1999       19.60%       0.41%      20.01%
  Fee-Adjusted Returns*                                          16.33        0.40       16.73
-----------------------------------------------------------------------------------------------

*Reflective of the 0.75% transaction fee on purchases and the 2% fee assessed on redemptions of shares that are held in the fund for less than one year.

FUND PROFILE
TAX-MANAGED BALANCED FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 21-22.

TOTAL FUND CHARACTERISTICS
-----------------------------------------------------
Yield                                            2.5%
Turnover Rate                                     13%
Expense Ratio                                   0.20%
Cash Reserves                                    0.0%

FUND ASSET ALLOCATION
------------------------
STOCKS              48%
BONDS               52%

TOTAL FUND VOLATILITY MEASURES
---------------------------------------------
                    BALANCED          S&P 500
---------------------------------------------
R-Squared               0.93             1.00
Beta                    0.55             1.00


TEN LARGEST STOCKS
(% OF EQUITIES)
-------------------------------------------------------
General Electric Co.                               4.3%
Microsoft Corp.                                    3.7
Cisco Systems, Inc.                                2.9
Intel Corp.                                        2.3
Lucent Technologies, Inc.                          2.0
QUALCOMM, Inc.                                     1.9
Wal-Mart Stores, Inc.                              1.6
Citigroup, Inc.                                    1.5
International Business Machines Corp.              1.4
Home Depot, Inc.                                   1.4
-------------------------------------------------------
Top Ten                                           23.0%
-------------------------------------------------------
Top Ten as % of Total Net Assets                  10.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------
                                DECEMBER 31, 1998        DECEMBER 31, 1999
                                -----------------------------------------------
                                                                       RUSSELL
                                     BALANCED         BALANCED           1000
                                -----------------------------------------------
Auto & Transportation .....             3.4%             2.7%             2.1%
Consumer Discretionary ....            16.3             16.4             14.2
Consumer Staples ..........             5.9              2.9              6.0
Financial Services ........            10.9              9.6             15.2
Health Care ...............            14.5              9.7              9.7
Integrated Oils ...........             2.0              2.1              3.7
Other Energy ..............             2.4              3.0              1.3
Materials & Processing ....             3.4              2.6              3.0
Producer Durables .........             3.7              3.6              2.9
Technology ................            23.8             32.4             25.4
Utilities .................             7.8             10.1             11.0
Other .....................             5.9              4.9              5.5
-------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
----------------------------------------------------------
                                  BALANCED    RUSSELL 1000
----------------------------------------------------------
Number of Stocks                       426             975
Median Market Cap                   $47.9B          $64.7B
Price/Earnings Ratio                 35.8x           28.1x
Price/Book Ratio                      6.2x            5.2x
Dividend Yield                        0.4%            1.2%
Return on Equity                     22.1%           23.1%
Earnings Growth Rate                 21.6%           17.0%
Foreign Holdings                      0.0%            0.0%

EQUITY INVESTMENT FOCUS
-----------------------
STYLE          Blend
MARKET CAP     Large

FIXED-INCOME CHARACTERISTICS
----------------------------------------------------------
                                  BALANCED         LEHMAN*
----------------------------------------------------------
Number of Bonds                        152          52,533
Yield to Maturity                     5.0%              --
Average Coupon                        5.3%            5.5%
Average Maturity                 7.1 years      13.4 years
Average Quality                        AA+             AA+
Average Duration                 5.5 years       7.7 years

*Lehman Municipal Bond Index.

FIXED-INCOME INVESTMENT FOCUS
-----------------------------
AVERAGE MATURITY     MEDIUM
CREDIT QUALITY       HIGH

DISTRIBUTION BY MATURITY
(% OF BONDS)
-----------------------------
Under 1 Year             8.6%
1-5 Years               28.2
5-10 Years              35.1
10-20 Years             26.9
20-30 Years              1.2
Over 30 Years            0.0
-----------------------------
Total                  100.0%

DISTRIBUTION BY CREDIT QUALITY
(% OF BONDS)
-------------------------------
AAA                       72.4%
AA                        21.6
A                          2.0
BBB                        3.8
BB                         0.0
B                          0.0
Not Rated                  0.2
-------------------------------
Total                    100.0%

LARGEST STATE CONCENTRATIONS
(% OF BONDS)
-------------------------------
Texas                     15.8%
New York                  11.0
Ohio                       7.7
Pennsylvania               6.8
California                 6.1
Massachusetts              4.7
Michigan                   4.6
Florida                    4.2
District of Columbia       3.8
Georgia                    3.4
-------------------------------
Top Ten                   68.1%

ALLOCATION BY REGION. This chart shows the geographic distribution of a fund's holdings.

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

LARGEST STATE CONCENTRATIONS. An indicator of diversification. The less concentrated a fund's holdings of bonds, the less the fund will be hurt by any financial problems in a single state or region.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS/HOLDINGS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
TAX-MANAGED GROWTH AND INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 21-22.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                GROWTH AND
                                    INCOME         S&P 500
----------------------------------------------------------
Number of Stocks                       517             500
Median Market Cap                   $86.7B          $86.7B
Price/Earnings Ratio                 29.8x           29.8x
Price/Book Ratio                      5.6x            5.5x
Yield                                 1.0%            1.1%
Yield--Institutional Shares           1.1%            1.1%
Return on Equity                     23.4%           23.4%
Earnings Growth Rate                 16.7%           16.6%
Foreign Holdings                      1.3%            1.3%
Turnover Rate                           4%              --
Expense Ratio                        0.19%              --
Expense Ratio--
    Institutional Shares            0.10%*              --
Cash Reserves                         0.0%              --

*Annualized.

EQUITY INVESTMENT FOCUS
-----------------------
STYLE          Blend
MARKET CAP     Large

VOLATILITY MEASURES
----------------------------------------------------
                         GROWTH AND
                             INCOME         S&P 500
----------------------------------------------------
R-Squared                      1.00            1.00
Beta                           1.00            1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Microsoft Corp.                                    4.9%
General Electric Co.                               4.1
Cisco Systems, Inc.                                2.8
Wal-Mart Stores, Inc.                              2.5
Exxon Mobil Corp.                                  2.2
Intel Corp.                                        2.2
Lucent Technologies, Inc.                          1.9
International Business Machines Corp.              1.6
Citigroup, Inc.                                    1.5
America Online, Inc.                               1.4
-------------------------------------------------------
Top Ten                                           25.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                  DECEMBER 31, 1998        DECEMBER 31, 1999
                                  ----------------------------------------------
                                  GROWTH AND INCOME  GROWTH AND INCOME   S&P 500
                                  ----------------------------------------------
Auto & Transportation .....             2.5%               1.9%             1.9%
Consumer Discretionary ....            12.0               13.8             13.9
Consumer Staples ..........             9.8                6.3              6.3
Financial Services ........            16.2               13.9             13.8
Health Care ...............            12.5                9.2              9.3
Integrated Oils ...........             5.2                4.8              4.8
Other Energy ..............             1.0                1.4              1.3
Materials & Processing ....             3.7                3.2              3.2
Producer Durables .........             3.1                3.6              3.6
Technology ................            16.7               25.5             25.4
Utilities .................            11.7               10.3             10.2
Other .....................             5.6                6.1              6.3
--------------------------------------------------------------------------------

FUND PROFILE
TAX-MANAGED CAPITAL APPRECIATION FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 21-22.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                   CAPITAL         RUSSELL
                              APPRECIATION            1000
----------------------------------------------------------
Number of Stocks                       520             975
Median Market Cap                   $46.5B          $64.7B
Price/Earnings Ratio                 33.8x           28.1x
Price/Book Ratio                      5.8x            5.2x
Yield                                 0.4%            1.2%
Yield--Institutional Shares           0.5%            1.2%
Return on Equity                     22.1%           23.1%
Earnings Growth Rate                 20.4%           17.0%
Foreign Holdings                      0.4%            0.0%
Turnover Rate                          12%              --
Expense Ratio                        0.19%              --
Expense Ratio--
    Institutional Shares            0.10%*              --
Cash Reserves                         0.0%              --

*Annualized.

EQUITY INVESTMENT FOCUS
-----------------------
STYLE          BLEND
MARKET CAP     LARGE

VOLATILITY MEASURES
---------------------------------------------------
                            CAPITAL             S&P
                       APPRECIATION             500
---------------------------------------------------
R-Squared                      0.94            1.00
Beta                           1.14            1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
General Electric Co.                               4.2%
Microsoft Corp.                                    3.6
Cisco Systems, Inc.                                2.8
Intel Corp.                                        2.3
Lucent Technologies, Inc.                          1.9
QUALCOMM, Inc.                                     1.6
Wal-Mart Stores, Inc.                              1.6
International Business Machines Corp.              1.6
Citigroup, Inc.                                    1.5
America Online, Inc.                               1.4
-------------------------------------------------------
Top Ten                                           22.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------
                                  DECEMBER 31, 1998       DECEMBER 31, 1999
                                  ---------------------------------------------
                                      CAPITAL          CAPITAL          RUSSELL
                                    APPRECIATION     APPRECIATION        1000
                                  ---------------------------------------------
Auto & Transportation .....             2.9%             2.3%             2.1%
Consumer Discretionary ....            16.6             17.3             14.2
Consumer Staples ..........             6.6              4.3              6.0
Financial Services ........            10.7             10.0             15.2
Health Care ...............            13.7             10.5              9.7
Integrated Oils ...........             1.6              1.5              3.7
Other Energy ..............             2.7              2.5              1.3
Materials & Processing ....             4.5              2.9              3.0
Producer Durables .........             4.1              3.3              2.9
Technology ................            23.4             30.6             25.4
Utilities .................             7.0              9.5             11.0
Other .....................             6.2              5.3              5.5
-------------------------------------------------------------------------------

FUND PROFILE
TAX-MANAGED SMALL-CAP FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 21-22.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                 SMALL-CAP            S&P*
----------------------------------------------------------
Number of Stocks                       605             600
Median Market Cap                    $0.9B           $0.9B
Price/Earnings Ratio                 20.0x           19.9x
Price/Book Ratio                      2.8x            2.8x
Yield                                 0.6%            0.7%
Yield--Institutional Shares           0.7%            0.7%
Return on Equity                     16.2%           16.3%
Earnings Growth Rate                 19.1%           18.8%
Foreign Holdings                      0.2%            0.2%
Turnover Rate                          27%              --
Expense Ratio                      0.19%**              --
Expense Ratio--
    Institutional Shares           0.10%**              --
Cash Reserves                         0.3%              --

 *S&P SmallCap 600 Index.

**Annualized.

EQUITY INVESTMENT FOCUS
-----------------------
STYLE         BLEND
MARKET CAP    SMALL

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
IDEC Pharmaceuticals Corp.                         1.1%
Mercury Interactive Corp.                          1.1
Macromedia, Inc.                                   1.0
Whittman-Hart, Inc.                                0.8
Clarify, Inc.                                      0.8
RSA Security Inc.                                  0.8
HNC Software, Inc.                                 0.7
C-Cube Microsystems, Inc.                          0.7
Valassis Communications, Inc.                      0.6
Micrel, Inc.                                       0.6
-------------------------------------------------------
Top Ten                                            8.2%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------
                                           DECEMBER 31, 1999
                                      ---------------------------
                                                         S&P
                                      SMALL-CAP      SMALLCAP 600
                                      ---------------------------
Auto & Transportation .....             5.5%             5.5%
Consumer Discretionary ....            18.2             17.9
Consumer Staples ..........             2.4              2.4
Financial Services ........            12.7             12.8
Health Care ...............            11.4             11.1
Integrated Oils ...........             0.0              0.0
Other Energy ..............             3.0              2.9
Materials & Processing ....             9.0              9.1
Producer Durables .........            10.0             10.3
Technology ................            23.5             23.6
Utilities .................             4.0              4.0
Other .....................             0.3              0.4
-----------------------------------------------------------------

FUND PROFILE
TAX-MANAGED INTERNATIONAL FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 21-22.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                             INTERNATIONAL       MSCI EAFE
----------------------------------------------------------
Number of Stocks                       899             967
Turnover Rate                           7%              --
Expense Ratio                       0.35%*              --
Cash Reserves                         0.0%              --

*Annualized.

ALLOCATION BY REGION
-------------------------
Europe               67%
Pacific              33%

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Nokia Oyj                                          2.2%
Nippon Telegraph and Telephone Corp.               2.2
Deutsche Telekom AG                                2.1
BP Amoco PLC                                       1.9
Toyota Motor Corp.                                 1.8
British Telecommunications PLC                     1.6
Vodafone Airtouch PLC                              1.5
France Telecom SA                                  1.3
Royal Dutch Petroleum Co.                          1.3
LM Ericsson Telephone AB B Shares                  1.2
-------------------------------------------------------
Top Ten                                           17.1%

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------
                                    DECEMBER 31, 1999
                             --------------------------------
                             INTERNATIONAL    MSCI EAFE INDEX
                             --------------------------------
Australia ..........              2.4%              2.5%
Austria ............              0.2               0.2
Belgium ............              1.0               0.9
Denmark ............              0.8               0.8
Finland ............              3.0               3.0
France .............              9.7              10.3
Germany ............             10.4              10.5
Hong Kong ..........              2.3               2.3
Ireland ............              0.4               0.4
Italy ..............              4.3               4.2
Japan ..............             27.4              27.2
Netherlands ........              5.7               5.2
New Zealand ........              0.2               0.2
Norway .............              0.4               0.4
Portugal ...........              0.5               0.5
Singapore ..........              1.1               1.1
Spain ..............              2.7               2.7
Sweden .............              2.7               2.7
Switzerland ........              5.7               5.7
United Kingdom .....             19.1              19.2
-------------------------------------------------------------
Total                           100.0%            100.0%

FINANCIAL STATEMENTS
DECEMBER 31, 1999

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Tax-Managed Funds, and the Report of Independent Accountants are included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------------
                                                                                TAX-MANAGED
                                                                                   BALANCED
                                                                                       FUND
                                                                          -----------------
                                                                                 YEAR ENDED
                                                                          DECEMBER 31, 1999
                                                                                      (000)
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                      $    753
    Interest                                                                          6,377
    Security Lending                                                                     28
                                                                                   --------
        Total Income                                                                  7,158
                                                                                   --------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                                     83
        Management and Administrative                                                   368
        Marketing and Distribution                                                       38
    Custodian Fees                                                                       14
    Auditing Fees                                                                         8
    Shareholders' Reports                                                                 4
    Trustees' Fees and Expenses                                                          --
                                                                                   --------
        Total Expenses                                                                  515
        Expenses Paid Indirectly--Note C                                                 (6)
                                                                                   --------
        Net Expenses                                                                    509
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                 6,649
--------------------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD                                        (600)
--------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES            34,103
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $ 40,152
============================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                              TAX-MANAGED       TAX-MANAGED
                                                               GROWTH AND           CAPITAL       TAX-MANAGED       TAX-MANAGED
                                                                   INCOME      APPRECIATION         SMALL-CAP     INTERNATIONAL
                                                                     FUND              FUND              FUND              FUND
                                                            --------------------------------------------------------------------
                                                               YEAR ENDED        YEAR ENDED       FEB. 25* TO      AUG. 17** TO
                                                            DEC. 31, 1999     DEC. 31, 1999     DEC. 31, 1999     DEC. 31, 1999
                                                                    (000)             (000)             (000)             (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends***                                                $  23,678         $  11,784         $     880         $     418
    Interest                                                          138               134                90                62
    Security Lending                                                   59               480                29                --
                                                                ----------------------------------------------------------------
        Total Income                                               23,875            12,398               999               480
                                                                ----------------------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                   67                67                27                 1
        Management and Administrative                                 951             1,018                12                15
        Shareholder Account Maintenance--
            Investor Shares                                         2,059             2,079                96                41
        Shareholder Account Maintenance--
            Institutional Shares                                       20                40                 1                --
        Marketing and Distribution--Investor Shares                   265               233                 5                 2
        Marketing and Distribution--Institutional Shares                1                 3                --                --
    Custodian Fees                                                     74                41                56                60
    Auditing Fees                                                       9                 9                 7                 8
    Shareholders' Reports--Investor Shares                             31                33                --                --
    Shareholders' Reports--Institutional Shares                        --                --                --                --
    Trustees' Fees and Expenses                                         2                 2                --                --
                                                                ----------------------------------------------------------------
        Total Expenses                                              3,479             3,525               204               127
        Expenses Paid Indirectly--Note C                               --                (4)               --                --
                                                                ----------------------------------------------------------------
        Net Expenses                                                3,479             3,521               204               127
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                              20,396             8,877               795               353
--------------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS
    Investment Securities Sold                                    (22,026)          (21,987)           (1,719)             (816)
    Futures Contracts                                                  --                --              (150)               --
    Foreign Currencies                                                 --                --                --                (3)
--------------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                                 (22,026)          (21,987)           (1,869)             (819)
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                         367,353           598,867            33,471            19,400
    Futures Contracts                                                  --                --                --                --
    Foreign Currencies                                                 --                --                --                (1)
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                                367,353           598,867            33,471            19,399
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                             $ 365,723         $ 585,757         $  32,397         $  18,933
================================================================================================================================

  *Initial share purchase date. Subscription period for the fund was February
   22, 1999, to March 24, 1999, during which time all assets were held in money market instruments.

 **Inception.

***Dividends for the Tax-Managed International Fund are net of foreign withholding taxes of $36,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

--------------------------------------------------------------------------------------------------------------------------------
                                                                        TAX-MANAGED                          TAX-MANAGED
                                                                         BALANCED                         GROWTH AND INCOME
                                                                           FUND                                 FUND
                                                           ---------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                                   1999               1998               1999               1998
                                                                  (000)              (000)              (000)              (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                  $     6,649        $     4,272        $    20,396        $    12,438
    Realized Net Loss                                             (600)            (2,941)           (22,026)              (779)
    Change in Unrealized Appreciation (Depreciation)            34,103             24,859            367,353            228,690
                                                           ---------------------------------------------------------------------
        Net Increase in Net Assets Resulting
            from Operations                                     40,152             26,190            365,723            240,349
                                                           ---------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                         (6,810)            (4,316)           (20,158)           (12,573)
        Institutional Shares*                                       --                 --               (829)                --
    Realized Capital Gain
        Investor Shares                                             --                 --                 --                 --
        Institutional Shares*                                       --                 --                 --                 --
                                                           ---------------------------------------------------------------------
            Total Distributions                                 (6,810)            (4,316)           (20,987)           (12,573)
                                                           ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                      95,687             69,200            704,246            578,935
    Issued in Lieu of Cash Distributions                         5,935              3,808             16,735             10,083
    Redeemed**                                                 (12,215)            (7,715)          (167,468)           (43,655)
                                                           ---------------------------------------------------------------------
        Net Increase--Investor Shares                           89,407             65,293            553,513            545,363
                                                           ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                          --                 --            100,931                 --
    Issued in Lieu of Cash Distributions                            --                 --                425                 --
    Redeemed**                                                      --                 --             (3,823)                --
                                                           ---------------------------------------------------------------------
        Net Increase--Institutional Shares*                         --                 --             97,533                 --
--------------------------------------------------------------------------------------------------------------------------------
    Total Increase                                             122,749             87,167            995,782            773,139
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                        206,932            119,765          1,352,431            579,292
                                                           ---------------------------------------------------------------------
    End of Period                                          $   329,681        $   206,932        $ 2,348,213        $ 1,352,431
================================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                       5,480              4,462             24,799             24,760
    Issued in Lieu of Cash Distributions                           335                239                577                411
    Redeemed                                                      (704)              (500)            (5,867)            (1,982)
                                                           ---------------------------------------------------------------------
        Net Increase in Shares Outstanding                       5,111              4,201             19,509             23,189
================================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                          --                 --              3,511                 --
    Issued in Lieu of Cash Distributions                            --                 --                 15                 --
    Redeemed                                                        --                 --               (137)                --
                                                           ---------------------------------------------------------------------
        Net Increase in Shares Outstanding*                         --                 --              3,389                 --
================================================================================================================================

 *The Tax-Managed Balanced Fund does not offer Institutional Shares.

**Net of redemption fees of $125,000, $77,000, $814,000, and $523,000, respectively (fund totals by year).

-------------------------------------------------------------------------------------------------------------
                                                                        TAX-MANAGED               TAX-MANAGED
                                                                   CAPITAL APPRECIATION            SMALL-CAP
                                                                            FUND                     FUND
                                                           --------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                           -------------------------------        FEB. 25* TO
                                                                   1999               1998      DEC. 31, 1999
                                                                  (000)              (000)              (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                  $     8,877        $     7,239        $       795
    Realized Net Loss                                          (21,987)           (12,991)            (1,869)
    Change in Unrealized Appreciation (Depreciation)           598,867            299,070             33,471
                                                           --------------------------------------------------
        Net Increase in Net Assets Resulting
            from Operations                                    585,757            293,318             32,397
                                                           --------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                         (8,469)            (7,427)              (788)
        Institutional Shares                                      (703)                --                (90)
    Realized Capital Gain
        Investor Shares                                             --                 --                 --
        Institutional Shares                                        --                 --                 --
                                                           --------------------------------------------------
            Total Distributions                                 (9,172)            (7,427)              (878)
                                                           --------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                     500,092            342,075            181,354
    Issued in Lieu of Cash Distributions                         7,351              6,434                711
    Redeemed**                                                (148,263)           (48,108)           (16,758)
                                                           --------------------------------------------------
        Net Increase--Investor Shares                          359,180            300,401            165,307
                                                           --------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                     128,423                 --             16,312
    Issued in Lieu of Cash Distributions                           563                 --                 90
    Redeemed                                                        --                 --                 --
                                                           --------------------------------------------------
        Net Increase--Institutional Shares                     128,986                 --             16,402
-------------------------------------------------------------------------------------------------------------
    Total Increase                                           1,064,751            586,292            213,228
-------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                      1,478,799            892,507                 --
                                                           --------------------------------------------------
    End of Period                                          $ 2,543,550        $ 1,478,799        $   213,228
=============================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                      17,329             15,346             16,893
    Issued in Lieu of Cash Distributions                           219                252                 59
    Redeemed                                                    (5,527)            (2,255)            (1,550)
                                                           --------------------------------------------------
        Net Increase in Shares Outstanding                      12,021             13,343             15,402
=============================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                       4,817                 --              1,500
    Issued in Lieu of Cash Distributions                            17                 --                  7
    Redeemed                                                        --                 --                 --
                                                           --------------------------------------------------
        Net Increase in Shares Outstanding                       4,834                 --              1,507
=============================================================================================================

 *Initial share purchase date. Subscription period for the fund was February 22, 1999, to March 24, 1999, during which time all assets were held in money market instruments.

**Net of redemption fees of $380,000, $489,000, and $36,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS (continued)
-----------------------------------------------------------------------------
                                                                 TAX-MANAGED
                                                                INTERNATIONAL
                                                                     FUND
                                                                -------------
                                                                  AUG. 17* TO
                                                                DEC. 31, 1999
                                                                        (000)
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                          $     353
    Realized Net Loss                                                   (819)
    Change in Unrealized Appreciation (Depreciation)                  19,399
                                                                  -----------
        Net Increase in Net Assets Resulting from Operations          18,933
                                                                  -----------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                                 (432)
        Institutional Shares                                              --
    Realized Capital Gain
        Investor Shares                                                   --
        Institutional Shares                                              --
                                                                  -----------
            Total Distributions                                         (432)
                                                                  -----------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                           116,067
    Issued in Lieu of Cash Distributions                                 308
    Redeemed**                                                           (44)
                                                                  -----------
        Net Increase--Investor Shares                                116,331
                                                                  -----------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                                --
    Issued in Lieu of Cash Distributions                                  --
    Redeemed                                                              --
                                                                  -----------
        Net Increase--Institutional Shares                                --
-----------------------------------------------------------------------------
    Total Increase                                                   134,832
-----------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                   --
                                                                  -----------
    End of Period                                                  $ 134,832
=============================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                            11,252
    Issued in Lieu of Cash Distributions                                  26
    Redeemed                                                              (3)
                                                                  -----------
        Net Increase in Shares Outstanding                            11,275
=============================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                                --
    Issued in Lieu of Cash Distributions                                  --
    Redeemed                                                              --
                                                                  -----------
        Net Increase in Shares Outstanding                                --
=============================================================================

 *Inception.

**Net of redemption fees of $1,000.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    TAX-MANAGED BALANCED FUND
                                                                                      YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     1999           1998             1997           1996          1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $  16.74       $  14.67         $  12.92       $  11.85      $   9.79
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .43            .39              .37            .36           .31
    Net Realized and Unrealized Gain (Loss) on Investments       2.13           2.07             1.75           1.07          2.07
                                                             ---------------------------------------------------------------------
        Total from Investment Operations                         2.56           2.46             2.12           1.43          2.38
                                                             ---------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                         (.43)          (.39)            (.37)          (.36)         (.32)
    Distributions from Realized Capital Gains                      --             --               --             --            --
                                                             ---------------------------------------------------------------------
        Total Distributions                                      (.43)          (.39)            (.37)          (.36)         (.32)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $  18.87       $  16.74         $  14.67       $  12.92      $  11.85
==================================================================================================================================

TOTAL RETURN*                                                  15.49%         16.93%           16.55%         12.21%        24.52%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                       $    330       $    207         $    120       $     63      $     39
    Ratio of Total Expenses to Average Net Assets               0.20%          0.19%            0.17%          0.20%         0.20%
    Ratio of Net Investment Income to Average Net Assets        2.52%          2.63%            2.77%          3.04%         3.06%
    Portfolio Turnover Rate                                       13%             7%               7%             5%            5%
==================================================================================================================================

*Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        TAX-MANAGED GROWTH AND INCOME FUND INVESTOR SHARES
                                                                                       YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1999            1998           1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $  26.55        $  20.88       $  15.89      $  13.16      $   9.77
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .307             .29            .29           .27           .25
    Net Realized and Unrealized Gain (Loss) on Investments       5.267            5.67           4.98          2.74          3.39
                                                              -------------------------------------------------------------------
        Total from Investment Operations                         5.574            5.96           5.27          3.01          3.64
                                                              -------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                         (.314)           (.29)          (.28)         (.28)         (.25)
    Distributions from Realized Capital Gains                       --              --             --            --            --
                                                              -------------------------------------------------------------------
        Total Distributions                                      (.314)           (.29)          (.28)         (.28)         (.25)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $  31.81        $  26.55       $  20.88      $  15.89      $  13.16
=================================================================================================================================

TOTAL RETURN*                                                   21.12%          28.67%         33.31%        23.03%        37.53%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $  2,240        $  1,352       $    579      $    235      $     98
    Ratio of Total Expenses to Average Net Assets                0.19%           0.19%          0.17%         0.20%         0.20%
    Ratio of Net Investment Income to Average Net Assets         1.11%           1.32%          1.62%         2.04%         2.37%
    Portfolio Turnover Rate                                         4%              4%             2%            7%            6%
=================================================================================================================================

*Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

---------------------------------------------------------------------------------------------------------
                                                                       TAX-MANAGED GROWTH AND INCOME FUND
                                                                                     INSTITUTIONAL SHARES
                                                                                               MAR. 4* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                               DEC. 31, 1999
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $  26.99
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                           .274
    Net Realized and Unrealized Gain (Loss) on Investments                                         4.882
                                                                                                ---------
        Total from Investment Operations                                                           5.156
                                                                                                ---------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                           (.336)
    Distributions from Realized Capital Gains                                                         --
                                                                                                ---------
        Total Distributions                                                                        (.336)

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                  $  31.81
=========================================================================================================

TOTAL RETURN**                                                                                    19.23%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                        $    108
    Ratio of Total Expenses to Average Net Assets                                                 0.10%+
    Ratio of Net Investment Income to Average Net Assets                                          1.18%+
    Portfolio Turnover Rate                                                                           4%
==========================================================================================================

 *Inception.

**Total returns do not reflect the 2% redemption fee.

 +Annualized.

----------------------------------------------------------------------------------------------------------------------------------
                                                                       TAX-MANAGED CAPITAL APPRECIATION FUND INVESTOR SHARES
                                                                                        YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1999            1998           1997          1996          1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $  25.69        $  20.18       $  15.95      $  13.28      $   9.95
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .117             .13            .11           .12           .08
    Net Realized and Unrealized Gain (Loss) on Investments       8.487            5.51           4.24          2.66          3.34
                                                              --------------------------------------------------------------------
        Total from Investment Operations                         8.604            5.64           4.35          2.78          3.42
                                                              --------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                         (.124)           (.13)          (.12)         (.11)         (.09)
    Distributions from Realized Capital Gains                       --              --             --            --            --
                                                              --------------------------------------------------------------------
        Total Distributions                                      (.124)           (.13)          (.12)         (.11)         (.09)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $  34.17        $  25.69       $  20.18      $  15.95      $  13.28
==================================================================================================================================

TOTAL RETURN*                                                   33.50%          27.95%         27.29%        20.92%        34.38%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $  2,378        $  1,479       $    893      $    517      $    254
    Ratio of Total Expenses to Average Net Assets                0.19%           0.19%          0.17%         0.20%         0.20%
    Ratio of Net Investment Income to Average Net Assets         0.47%           0.62%          0.70%         0.91%         0.97%
    Portfolio Turnover Rate                                        12%              5%             4%           12%            7%
==================================================================================================================================

*Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

-----------------------------------------------------------------------------------------------------------------------
                                                                                 TAX-MANAGED CAPITAL APPRECIATION FUND
                                                                                                  INSTITUTIONAL SHARES
                                                                                                           FEB. 24* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                            DEC. 31, 1999
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                          $  26.32
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                         .129
    Net Realized and Unrealized Gain (Loss) on Investments                                                       7.877
                                                                                                              ---------
        Total from Investment Operations                                                                         8.006
                                                                                                              ---------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                         (.146)
    Distributions from Realized Capital Gains                                                                       --
                                                                                                              ---------
        Total Distributions                                                                                      (.146)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                $  34.18
=======================================================================================================================

TOTAL RETURN**                                                                                                  30.43%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                      $    165
    Ratio of Total Expenses to Average Net Assets                                                               0.10%+
    Ratio of Net Investment Income to Average Net Assets                                                        0.56%+
    Portfolio Turnover Rate                                                                                        12%
=======================================================================================================================

 *Inception.

**Total returns do not reflect the 2% redemption fee.

 +Annualized.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------
                                                                                 TAX-MANAGED SMALL-CAP FUND
                                                                                            INVESTOR SHARES
                                                                                                FEB. 25* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                 DEC. 31, 1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $  10.00
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                              .049
    Net Realized and Unrealized Gain (Loss) on Investments                                            2.615
                                                                                                   ---------
        Total from Investment Operations                                                              2.664
                                                                                                   ---------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                              (.054)
    Distributions from Realized Capital Gains                                                            --
                                                                                                   ---------
        Total Distributions                                                                           (.054)

------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                     $  12.61
============================================================================================================

TOTAL RETURN**                                                                                       26.28%
============================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                           $    194
    Ratio of Total Expenses to Average Net Assets                                                    0.19%+
    Ratio of Net Investment Income to Average Net Assets                                             0.70%+
    Portfolio Turnover Rate                                                                             27%
============================================================================================================

 *Initial share purchase date. Subscription period for the fund was February 22, 1999, to March 24, 1999, during which time all assets were held in money market instruments. Performance measurement begins March 25, 1999.

**Total returns do not reflect the 1% purchase fee or 2% redemption fee.

 +Annualized.

------------------------------------------------------------------------------------------------------------
                                                                                 TAX-MANAGED SMALL-CAP FUND
                                                                                       INSTITUTIONAL SHARES
                                                                                                APR. 21* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                 DEC. 31, 1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $  10.76
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                              .044
    Net Realized and Unrealized Gain (Loss) on Investments                                            1.866
                                                                                                   ---------
        Total from Investment Operations                                                              1.910
                                                                                                   ---------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                              (.060)
    Distributions from Realized Capital Gains                                                            --
                                                                                                   ---------
        Total Distributions                                                                           (.060)

------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                     $  12.61
============================================================================================================

TOTAL RETURN**                                                                                       17.77%
============================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                           $     19
    Ratio of Total Expenses to Average Net Assets                                                    0.10%+
    Ratio of Net Investment Income to Average Net Assets                                             0.74%+
    Portfolio Turnover Rate                                                                             27%
============================================================================================================

 *Inception.

**Total returns do not reflect the 1% purchase fee or 2% redemption fee.

 +Annualized.

------------------------------------------------------------------------------------------------------------
                                                                             TAX-MANAGED INTERNATIONAL FUND
                                                                                                AUG. 17* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                 DEC. 31, 1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $  10.00
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                               .03
    Net Realized and Unrealized Gain (Loss) on Investments                                             1.97
                                                                                                   ---------
        Total from Investment Operations                                                               2.00
                                                                                                   ---------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                               (.04)
    Distributions from Realized Capital Gains                                                            --
                                                                                                   ---------
        Total Distributions                                                                            (.04)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                     $  11.96
============================================================================================================

TOTAL RETURN**                                                                                       20.01%
============================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                           $    135
    Ratio of Total Expenses to Average Net Assets                                                    0.35%+
    Ratio of Net Investment Income to Average Net Assets                                             0.96%+
    Portfolio Turnover Rate                                                                              7%
============================================================================================================

 *Inception.

**Total returns do not reflect the 0.75% purchase fee or 2% redemption fee.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Tax-Managed Funds comprise the Tax-Managed Balanced, Tax-Managed Growth and Income, Tax-Managed Capital Appreciation, Tax-Managed Small-Cap, and Tax-Managed International Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: Equity securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

      Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

      5. FUTURES CONTRACTS: The Tax-Managed Small-Cap Fund used S&P 500 Index, S&P MidCap 400 Index, and Russell 2000 Index futures contracts to a limited extent to establish full exposure to the stock market at the commencement of operations of the fund. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts on municipal bonds are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on capital share transactions are credited to paid in capital.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At December 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

     -----------------------------------------------------------------------------------------------
                                       CAPITAL CONTRIBUTED        PERCENTAGE            PERCENTAGE
                                           TO VANGUARD             OF FUND             OF VANGUARD'S
     TAX-MANAGED FUND                         (000)               NET ASSETS          CAPITALIZATION
     -----------------------------------------------------------------------------------------------
     Balanced                                $  63                   0.02%                 0.06%
     Growth and Income                         446                   0.02                  0.44
     Capital Appreciation                      464                   0.02                  0.46
     Small-Cap                                  38                   0.02                  0.04
     International                              23                   0.02                  0.02
     -----------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The Tax-Managed Balanced Fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's management and administrative expenses. The funds' custodian banks have also agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended December 31, 1999, these arrangements reduced expenses by:

     ----------------------------------------------------------------------------
                                                              EXPENSE
                                                             REDUCTION
                                                               (000)
                                               ----------------------------------
                                               MANAGEMENT AND           CUSTODIAN
     TAX-MANAGED FUND                          ADMINISTRATIVE             FEES
     ----------------------------------------------------------------------------
     Balanced                                        $3                    $3
     Capital Appreciation                            --                     4
     ----------------------------------------------------------------------------

D. The Tax-Managed Growth and Income, Capital Appreciation, Small-Cap, and International Funds each offer two classes of shares. The Tax-Managed Growth and Income Fund issued its first Institutional Shares on March 4, 1999, the Tax-Managed Capital Appreciation Fund issued its first Institutional Shares on February 24, 1999, and the Tax-Managed Small-Cap Fund issued its first Institutional Shares on April 21, 1999. As of December 31, 1999, the Tax-Managed International Fund has not issued Institutional Shares. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. Class-specific expenses for the year ended December 31, 1999, represented the following percentages of average net assets:

     -----------------------------------------------------------------------
                                           INVESTOR            INSTITUTIONAL
     TAX-MANAGED FUND                       SHARES                SHARES
     -----------------------------------------------------------------------
     Growth and Income                       0.13%                0.04%*
     Capital Appreciation                    0.13                 0.04*
     Small-Cap                               0.13                 0.04*
     -----------------------------------------------------------------------
     * Annualized.

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

E. During the year ended December 31, 1999, purchases and sales of investment securities other than temporary cash investments were:

     -----------------------------------------------------------------------
                                                           (000)
                                              ------------------------------
     TAX-MANAGED FUND                         PURCHASES               SALES
     -----------------------------------------------------------------------
     Balanced                                 $115,809             $  34,236
     Growth and Income                         725,452                69,115
     Capital Appreciation                      706,820               217,051
     Small-Cap                                 216,879                36,244
     International                             122,961                 6,116
     -----------------------------------------------------------------------

      During the period ended December 31, 1999, the Tax-Managed International Fund realized net foreign currency losses of $3,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

      At December 31, 1999, the funds had available realized capital losses to offset future net capital gains through the following fiscal year-ends:

     -----------------------------------------------------------------------
                                             EXPIRATION
                                        FISCAL YEAR(S) ENDING        AMOUNT
     TAX-MANAGED FUND                       DECEMBER 31,              (000)
     -----------------------------------------------------------------------
     Balanced                                 2003-2008             $  4,032
     Growth and Income                        2004-2008               24,461
     Capital Appreciation                     2004-2008               52,452
     Small-Cap                                2007-2008                1,869
     International                                 2007                  816
     -----------------------------------------------------------------------

F. At December 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

     -----------------------------------------------------------------------------------------------
                                                                    (000)
                                         -----------------------------------------------------------
                                           APPRECIATED            DEPRECIATED         NET UNREALIZED
     TAX-MANAGED FUND                      SECURITIES             SECURITIES           APPRECIATION
     -----------------------------------------------------------------------------------------------
     Balanced                            $     85,301             $  (4,363)          $     80,938
     Growth and Income                        813,219               (63,762)               749,457
     Capital Appreciation                   1,226,318               (40,039)             1,186,279
     Small-Cap                                 46,038               (12,567)                33,471
     International                             23,051                (3,651)                19,400
     -----------------------------------------------------------------------------------------------

      The Tax-Managed International Fund had net unrealized foreign currency losses of $1,000 resulting from the translation of other assets and liabilities at December 31, 1999.

G. The market value of securities on loan to broker/dealers at December 31, 1999, and collateral received with respect to such loans were:

     ----------------------------------------------------------------------
                                                          (000)
     ----------------------------------------------------------------------
                                           MARKET VALUE              CASH
                                            OF LOANED            COLLATERAL
     TAX-MANAGED FUND                       SECURITIES             RECEIVED
     ----------------------------------------------------------------------
     Balanced                              $     694              $     732
     Growth and Income                         8,303                  8,748
     Capital Appreciation                     42,053                 43,507
     Small-Cap                                 1,357                  1,599
     ----------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

--------------------------------------------------------------------------------

  SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
  VANGUARD TAX-MANAGED FUNDS

  This information for the fiscal year ended December 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

       The Tax-Managed Balanced Fund designates $6,028,000 of its income dividends as exempt-interest dividends.

       The International Fund has elected to pass through the credit for taxes paid in foreign countries. Shareholders received detailed information on foreign income and foreign tax per share by country along with their 1999 Form 1099-DIV.

       For corporate shareholders, the following percentage of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction:

       ------------------------------------------------------------
       Tax-Managed Balanced Fund                               100%*
       Tax-Managed Growth and Income Fund                      100%
       Tax-Managed Capital Appreciation Fund                   100%
       Tax-Managed Small-Cap Fund                              100%
       ------------------------------------------------------------

       *The percentage applies only to the taxable ordinary income that has been reported on Form 1099-DIV.

--------------------------------------------------------------------------------

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
----------------------------------------------------------------------------------------------------------
500 Index Fund                      Growth Index Fund*                     Tax-Managed Capital
Aggressive Growth Fund              Health Care Fund                           Appreciation Fund*
Capital Opportunity Fund            Institutional Index Fund*              Tax-Managed Growth and
Convertible Securities Fund         International Growth Fund                  Income Fund*
Emerging Markets Stock              International Value Fund               Tax-Managed International Fund*
    Index Fund                      Mid-Cap Index Fund*                    Tax-Managed Small-Cap Fund*
Energy Fund                         Morgan Growth Fund                     Total International Stock
Equity Income Fund                  Pacific Stock Index Fund                   Index Fund
European Stock Index Fund           PRIMECAP Fund                          Total Stock Market Index Fund*
Explorer Fund                       REIT Index Fund                        U.S. Growth Fund
Extended Market Index Fund*         Selected Value Fund                    Utilities Income Fund
Global Equity Fund                  Small-Cap Growth Index Fund*           Value Index Fund*
Gold and Precious Metals Fund       Small-Cap Index Fund*                  Windsor Fund
Growth and Income Fund              Small-Cap Value Index Fund*            Windsor II Fund


BALANCED FUNDS
----------------------------------------------------------------------------------------------------------
Asset Allocation Fund               LifeStrategy Growth Fund               STAR Fund
Balanced Index Fund                 LifeStrategy Income Fund               Tax-Managed Balanced Fund
Global Asset Allocation Fund        LifeStrategy Moderate                  Wellesley Income Fund
LifeStrategy Conservative               Growth Fund                        Wellington Fund
    Growth Fund

BOND FUNDS
----------------------------------------------------------------------------------------------------------
Admiral Intermediate-Term           Intermediate-Term Corporate Fund       Short-Term Corporate Fund*
    Treasury Fund                   Intermediate-Term Tax-Exempt           Short-Term Federal Fund
Admiral Long-Term Treasury Fund         Fund                               Short-Term Tax-Exempt Fund
Admiral Short-Term Treasury Fund    Intermediate-Term Treasury Fund        Short-Term Treasury Fund
GNMA Fund                           Limited-Term Tax-Exempt Fund           State Tax-Exempt Bond Funds
High-Yield Corporate Fund           Long-Term Bond Index Fund                  (California, Florida,
High-Yield Tax-Exempt Fund          Long-Term Corporate Fund                   Massachusetts, New Jersey,
Insured Long-Term Tax-Exempt        Long-Term Tax-Exempt Fund                  New York, Ohio,
    Fund                            Long-Term Treasury Fund                    Pennsylvania)
Intermediate-Term Bond              Preferred Stock Fund                   Total Bond Market Index Fund*
    Index Fund                      Short-Term Bond Index Fund


MONEY MARKET FUNDS
----------------------------------------------------------------------------------------------------------
Admiral Treasury Money              State Tax-Exempt Money Market          Tax-Exempt Money Market Fund
    Market Fund                         Funds (California, New Jersey,     Treasury Money Market Fund
Federal Money Market Fund               New York, Ohio, Pennsylvania)
Prime Money Market Fund*

VARIABLE ANNUITY PLAN
----------------------------------------------------------------------------------------------------------
Balanced Portfolio                  High-Grade Bond Portfolio              Money Market Portfolio
Diversified Value Portfolio         High Yield Bond Portfolio              REIT Index Portfolio
Equity Income Portfolio             International Portfolio                Short-Term Corporate Portfolio
Equity Index Portfolio              Mid-Cap Index Portfolio                Small Company Growth Portfolio
Growth Portfolio

*Offers Institutional Shares.

 For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group,
                  P.O. Box 2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

[GRAPHIC]

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

    Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

    Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

    The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE - (1967) Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[PHOTO]

[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds'
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

Q870-02/28/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD TAX-MANAGED FUNDS
STATEMENT OF NET ASSETS  -  DECEMBER 31, 1999

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, which begin on page 28 of the accompanying report.

      This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value
(NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


CONTENTS
Tax-Managed Balanced Fund ..................  1
Tax-Managed Growth and Income Fund ......... 10
Tax-Managed Capital Appreciation Fund ...... 15
Tax-Managed Small-Cap Fund ................. 20
Tax-Managed International Fund ............. 26
Report of Independent Accountants .......... 35


---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
BALANCED FUND                                           SHARES            (000)
---------------------------------------------------------------------------------
COMMON STOCKS (47.5%)
---------------------------------------------------------------------------------
  General Electric Co.                                  43,103          $ 6,670
- Microsoft Corp.                                       49,400            5,768
- Cisco Systems, Inc.                                   43,100            4,617
  Intel Corp.                                           44,600            3,671
  Lucent Technologies, Inc.                             41,341            3,093
- QUALCOMM, Inc.                                        16,800            2,959
  Wal-Mart Stores, Inc.                                 37,300            2,578
  Citigroup, Inc.                                       41,095            2,283
  International Business
   Machines Corp.                                       20,700            2,236
  Home Depot, Inc.                                      31,200            2,139
- America Online, Inc.                                  28,160            2,124
- MCI WorldCom, Inc.                                    38,865            2,062
  AT&T Corp.                                            39,090            1,984
  American International Group, Inc.                    18,118            1,959
- Oracle Corp.                                          17,375            1,947
  Exxon Mobil Corp.                                     23,872            1,923
  Merck & Co., Inc.                                     28,600            1,918
  Procter & Gamble Co.                                  16,300            1,786
  Johnson & Johnson                                     19,094            1,778
- Sun Microsystems, Inc.                                22,800            1,766
- Yahoo!, Inc.                                           4,000            1,731
- EMC Corp.                                             14,800            1,617
  Pfizer, Inc.                                          47,300            1,534
- Dell Computer Corp.                                   29,700            1,515
  Time Warner, Inc.                                     17,200            1,246
  Motorola, Inc.                                         7,900            1,163
  Texas Instruments, Inc.                               11,700            1,134
  Morgan Stanley Dean Witter & Co.                       7,680            1,096
- AT&T Corp.-Liberty Media Class A                      18,480            1,049
  Hewlett-Packard Co.                                    9,200            1,048
  The Coca-Cola Co.                                     17,700            1,031
- Amgen, Inc.                                           16,400              985
- Veritas Software Corp.                                 6,600              945
- CBS Corp.                                             14,750              943
- Applied Materials, Inc.                                7,300              925
- VoiceStream Wireless Corp.                             5,600              797
  The Walt Disney Co.                                   25,800              755
- MediaOne Group, Inc.                                   9,700              745
  Schering-Plough Corp.                                 17,600              743
  Fannie Mae                                            11,500              718
- AES Corp.                                              9,600              718
  Sprint Corp.                                          10,200              687
- Teradyne, Inc.                                        10,400              687
- Analog Devices, Inc.                                   7,367              685

---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
BALANCED FUND                                           SHARES            (000)
---------------------------------------------------------------------------------
  Comcast Corp. Class A Special                         13,300          $   673
- NEXTEL Communications, Inc.                            6,500              670
- Sprint PCS                                             6,350              651
- JDS Uniphase Corp.                                     4,000              645
  McDonald's Corp.                                      15,600              629
- Siebel Systems, Inc.                                   7,400              622
  Abbott Laboratories                                   16,600              603
- Clear Channel
   Communications, Inc.                                  6,730              601
- Viacom Inc. Class B                                    9,526              576
- Solectron Corp.                                        6,000              571
- Xilinx, Inc.                                          12,400              564
  BellSouth Corp.                                       12,000              562
  Computer Associates
   International, Inc.                                   7,837              548
  American Express Co.                                   3,200              532
  Charles Schwab Corp.                                  13,500              518
- Comverse Technology, Inc.                              3,450              499
  Compaq Computer Corp.                                 18,181              492
- Level 3 Communications, Inc.                           6,000              491
- Continental Airlines, Inc. Class B                    11,000              488
- Infinity Broadcasting Corp.                           13,475              488
  Automatic Data Processing, Inc.                        9,000              485
  The Gap, Inc.                                         10,525              484
  Medtronic, Inc.                                       13,000              474
- Apple Computer, Inc.                                   4,600              473
- Novell, Inc.                                          11,800              470
- 3Com Corp.                                             9,900              465
  Conoco Inc. Class B                                   18,700              465
- BMC Software, Inc.                                     5,800              464
- Gateway, Inc.                                          6,400              461
- Atmel Corp.                                           15,400              455
- Smurfit-Stone Container Corp.                         18,288              448
- Citrix Systems, Inc.                                   3,600              443
- Global Crossing Ltd.                                   8,815              441
- Immunex Corp.                                          4,000              437
  E.I. du Pont de Nemours & Co.                          6,600              435
  Alcoa Inc.                                             5,190              431
- Safeguard Scientifics, Inc.                            2,600              421
- Costco Wholesale Corp.                                 4,600              420
- KLA-Tencor Corp.                                       3,700              412
- Micron Technology, Inc.                                5,300              412
- Tellabs, Inc.                                          6,400              411
  Walgreen Co.                                          14,000              410
- Maxim Integrated Products, Inc.                        8,600              406
- General Instrument Corp.                               4,700              400
- Lexmark International Group,
   Inc. Class A                                          4,400              398
- Cendant Corp.                                         14,926              396
  Linear Technology Corp.                                5,400              386
- General Motors Corp. Class H                           4,000              384
- MedImmune Inc.                                         2,300              382
  First Data Corp.                                       7,684              379
  Telephone & Data Systems, Inc.                         3,000              378
- Intuit, Inc.                                           6,300              378
- McLeodUSA, Inc. Class A                                6,400              377
- Biogen, Inc.                                           4,400              372
- Computer Sciences Corp.                                3,900              369
- Compuware Corp.                                        9,700              361
- Altera Corp.                                           7,200              357
- BJ Services Co.                                        8,500              355
- NEXTLINK Communications, Inc.                          4,200              349
  Lehman Brothers Holdings, Inc.                         4,100              347
- AMFM Inc.                                              4,400              344
- U.S. Cellular Corp.                                    3,400              343
- Cox Communications, Inc. Class A                       6,600              340
- Electronic Arts Inc.                                   4,000              336
- Amazon.com, Inc.                                       4,400              335
  The Boeing Co.                                         8,040              334
  BroadWing Inc.                                         9,000              332
- National Semiconductor Corp.                           7,700              330
- Noble Drilling Corp.                                  10,000              328
- Parametric Technology Corp.                           12,100              327
- Western Wireless Corp. Class A                         4,800              320
- Nabors Industries, Inc.                               10,300              319
- LSI Logic Corp.                                        4,700              317
  PepsiCo, Inc.                                          9,000              317
  Lowe's Cos., Inc.                                      5,300              317
- Watson Pharmaceuticals, Inc.                           8,800              315
- Winstar Communications, Inc.                           4,200              314
  Providian Financial Corp.                              3,400              310
  Adobe Systems, Inc.                                    4,600              309
- Federated Department Stores, Inc.                      6,100              308
  Kansas City Southern
   Industries, Inc.                                      4,100              306
  General Motors Corp.                                   4,200              305
  Weatherford International, Inc.                        7,615              304
- SCI Systems, Inc.                                      3,700              304
- AMR Corp.                                              4,500              302
- Rowan Cos., Inc.                                      13,800              299
- ADC Telecommunications, Inc.                           4,100              298
- FDX Corp.                                              7,200              295
- Conexant Systems, Inc.                                 4,400              292
- Chiron Corp.                                           6,840              290
  Harley-Davidson, Inc.                                  4,500              288
- Univision Communications Inc.                          2,800              286
  Capital One Financial Corp.                            5,900              284
- Seagate Technology Inc.                                6,090              284
  Ford Motor Co.                                         5,300              283
- Calpine Corp.                                          4,400              282
- Global TeleSystems Group, Inc.                         8,100              280
- Guidant Corp.                                          5,900              277
- R & B Falcon Corp.                                    20,904              277
  United Healthcare Corp.                                5,200              276
  Paychex, Inc.                                          6,900              276
- Tenet Healthcare Corp.                                11,727              276
- Freeport-McMoRan Copper &
   Gold Inc. Class B                                    13,000              275
- Centennial Cellular Corp. Class A                      3,283              272
  Circuit City Stores, Inc.                              6,000              270
- Smith International, Inc.                              5,400              268
- Kohl's Corp.                                           3,700              267
  ALLTEL Corp.                                           3,230              267
  MGIC Investment Corp.                                  4,400              265
- Adaptec, Inc.                                          5,300              264
  The Goldman Sachs Group, Inc.                          2,800              264
  Illinois Tool Works, Inc.                              3,900              263
  Molex, Inc.                                            4,613              261
- Convergys Corp.                                        8,500              261
  Bank of America Corp.                                  5,205              261
- Forest Laboratories, Inc.                              4,200              258
- PanAmSat Corp.                                         4,344              258

---------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
---------------------------------------------------------------------------------
- At Home Corp. Series A                                 6,000          $   257
  AFLAC, Inc.                                            5,300              250
- Cablevision Systems Corp. Class B                      3,300              249
- Qwest Communications
   International Inc.                                    5,794              249
- Sepracor Inc.                                          2,500              248
- Global Marine, Inc.                                   14,800              246
- AutoZone Inc.                                          7,600              246
  Freddie Mac                                            5,200              245
  Minnesota Mining &
   Manufacturing Co.                                     2,500              245
- Citizens Utilities Co. Class B                        17,137              243
  Wells Fargo Co.                                        6,000              243
  Champion International Corp.                           3,900              242
  State Street Corp.                                     3,300              241
  Kerr-McGee Corp.                                       3,874              240
- IVAX Corp.                                             9,300              239
  Dynegy,Inc.                                            9,800              238
- Safeway, Inc.                                          6,634              236
  Southwest Airlines Co.                                14,512              235
- BISYS Group, Inc.                                      3,600              235
- USA Networks, Inc.                                     4,200              232
- Associated Group, Inc.                                 2,500              228
- CDW Computer Centers, Inc.                             2,900              228
- Dollar Tree Stores, Inc.                               4,700              228
- Wellpoint Health Networks Inc.
   Class A                                               3,433              226
- American Tower Corp. Class A                           7,400              226
- Cooper Cameron Corp.                                   4,600              225
- American Standard Cos., Inc.                           4,900              225
- Fiserv, Inc.                                           5,850              224
- Allegiance Telecom, Inc.                               2,400              221
- Best Buy Co., Inc.                                     4,400              221
  Delta Air Lines, Inc.                                  4,400              219
- Medical Manager Corp.                                  2,600              219
  Manpower Inc.                                          5,800              218
  Stryker Corp.                                          3,100              216
- Gentex Corp.                                           7,700              214
- Synopsys, Inc.                                         3,200              214
  The PMI Group Inc.                                     4,350              212
- Concord EFS, Inc.                                      8,175              211
- Health Management Associates
   Class A                                              15,712              210
- UAL Corp.                                              2,700              209
- Bed Bath & Beyond, Inc.                                6,000              209
  Newmont Mining Corp.                                   8,489              208
  Cardinal Health, Inc.                                  4,327              207
  M & T Bank Corp.                                         500              207
- PeopleSoft, Inc.                                       9,700              207
- DST Systems, Inc.                                      2,700              206
  Expeditors International of
   Washington, Inc.                                      4,700              206
- Advanced Micro Devices, Inc.                           7,000              203
  CenturyTel, Inc.                                       4,275              203
- Genzyme Corp.                                          4,500              203
  ENSCO International, Inc.                              8,800              201
- BJ's Wholesale Club, Inc.                              5,500              201
- Howmet International  Inc.                            11,100              200
  Kimberly-Clark Corp.                                   3,072              200
  Merrill Lynch & Co., Inc.                              2,400              200
- Navistar International Corp.                           4,200              199
- Lincare Holdings, Inc.                                 5,700              198
  American Home Products Corp.                           5,000              197
  AXA Financial, Inc.                                    5,800              196
  Honeywell International Inc.                           3,400              196
- Abercrombie & Fitch Co.                                7,316              195
  Coastal Corp.                                          5,500              195
- Starbucks Corp.                                        8,000              194
- Ocean Energy, Inc.                                    24,900              193
  Associates First Capital Corp.                         6,976              191
  NSTAR                                                  4,700              190
- NTL Inc.                                               1,525              190
- Tricon Global Restaurants, Inc.                        4,900              189
- Affiliated Computer Services, Inc.
   Class A                                               4,100              189
  Danaher Corp.                                          3,900              188
- Harrah's Entertainment, Inc.                           7,100              188
- US Airways Group, Inc.                                 5,800              186
  Northeast Utilities                                    8,900              183
  Wrigley, (Wm.) Jr. Co.                                 2,200              182
- Unisys Corp.                                           5,700              182
- MidAmerican Energy Holdings Co.                        5,400              182
  Golden West Financial Corp.                            5,400              181
  Nucor Corp.                                            3,300              181
- American Power Conversion Corp.                        6,800              179
- Litton Industries, Inc.                                3,500              175
  IMS Health, Inc.                                       6,400              174
  SBC Communications Inc.                                3,544              173
- Oxford Health Plan                                    13,500              171
- Jones Apparel Group, Inc.                              6,300              171
  Amerada Hess Corp.                                     3,000              170
- Jabil Circuit, Inc.                                    2,300              168
  Mylan Laboratories, Inc.                               6,600              166
  Zions Bancorp                                          2,800              166
- Owens-Illinois, Inc.                                   6,600              165
- RCN Corp.                                              3,400              165
  Biomet, Inc.                                           4,100              164
  Anadarko Petroleum Corp.                               4,800              164
- SPX Corp.                                              2,000              162
  Franklin Resources Corp.                               5,000              160
- Waters Corp.                                           3,000              159
- Modis Professional Services Inc.                      11,100              158
- Park Place Entertainment                              12,600              158
- Niagara Mohawk Holdings Inc.                          11,300              157
- CNA Financial Corp.                                    4,000              156
  The St. Joe Co.                                        6,400              156
- Sybron International Corp.                             6,300              156
  Columbia/HCA Healthcare Corp.                          5,302              155
  Roslyn Bancorp, INC.                                   8,400              155
  Apache Corp.                                           4,200              155
- Thermo Electron Corp.                                 10,300              155
- Staples, Inc.                                          7,437              154
- Sterling Commerce, Inc.                                4,500              153
- Williams Sonoma, Inc.                                  3,300              152
- Sealed Air Corp.                                       2,920              151
- Cadence Design Systems, Inc.                           6,300              151
- NCR Corp.                                              3,968              150
  Rouse Co. REIT                                         7,000              149
- Blyth Industries, Inc.                                 6,050              149
- PRIMEDIA Inc.                                          9,000              149
- Toys R Us, Inc.                                       10,300              147
- ALZA Corp.                                             4,200              145

---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
BALANCED FUND                                           SHARES            (000)
---------------------------------------------------------------------------------
- American Eagle Outfitters, Inc.                        3,200          $   144
- Santa Fe Snyder Corp.                                 18,000              144
  General Dynamics Corp.                                 2,700              142
  AMBAC Financial Group Inc.                             2,700              141
  Transatlantic Holdings, Inc.                           1,800              141
  International Game Technology                          6,900              140
- Robert Half International, Inc.                        4,900              140
  NIKE, Inc. Class B                                     2,800              139
  Emerson Electric Co.                                   2,400              138
- Polo Ralph Lauren Corp.                                7,800              133
  Sigma-Aldrich Corp.                                    4,400              132
- Keebler Foods Co.                                      4,700              132
- Brinker International, Inc.                            5,500              132
  Caterpillar, Inc.                                      2,800              132
- St. Jude Medical, Inc.                                 4,292              132
  Great Lakes Chemical Corp.                             3,400              130
- Sterling Software, Inc.                                4,100              129
- Outback Steakhouse                                     4,950              128
  Monsanto Co.                                           3,600              128
  Electronic Data Systems Corp.                          1,900              127
- Manor Care, Inc.                                       7,900              126
  EOG Resources, Inc.                                    7,000              123
- Chris-Craft Industries, Inc.                           1,671              121
  Sysco Corp.                                            3,000              119
  Darden Restaurants Inc.                                6,500              118
  Total System Services, Inc.                            7,200              117
- MiniMed, Inc.                                          1,600              117
- Catellus Development Corp.                             9,000              115
- Foundation Health Systems
   Class A                                              11,600              115
  USG Corp.                                              2,400              113
  Pharmacia & Upjohn, Inc.                               2,500              113
- Universal Health Services Class B                      3,100              112
  International Paper Co.                                1,900              107
  Aetna Inc.                                             1,869              104
- Quantum Corp.-DLT &
   Storage Systems                                       6,800              103
  CVS Corp.                                              2,528              101
  Cintas Corp.                                           1,900              101
- Lear Corp.                                             3,100               99
- MGM Grand, Inc.                                        1,957               98
  Martin Marietta Materials, Inc.                        2,400               98
  Marriott International, Inc. Class A                   3,100               98
  Praxair, Inc.                                          1,900               96
  Gillette Co.                                           2,304               95
  Columbia Energy Group                                  1,500               95
  The Hartford Financial Services
   Group Inc.                                            2,000               95
  Newell Rubbermaid, Inc.                                3,218               93
  Burlington Northern Santa Fe Corp.                     3,738               91
  Fort James Corp.                                       3,300               90
  Fastenal Co.                                           2,000               90
- Mohawk Industries, Inc.                                3,200               84
  Bank One Corp.                                         2,564               82
  Alberto-Culver Co. Class B                             3,100               80
  BHC Communications, Inc. Class A                         500               80
- Trigon Healthcare, Inc.                                2,700               80
  Tyson Foods, Inc.                                      4,900               80
- ACNielson Corp.                                        3,200               79
  Investment Technology Group, Inc.                      2,700               78
  Hilton Hotels Corp.                                    7,778               75
  American General Corp.                                   975               74
- Ceridian Corp.                                         3,300               71
  Reynolds Metals Co.                                      900               69
- FMC Corp.                                              1,200               69
- Safety-Kleen Corp.                                     6,000               68
- Healtheon/WebMD Corp.                                  1,800               68
  Allmerica Financial Corp.                              1,200               67
- Payless ShoeSource, Inc.                               1,400               66
- Knight/Trimark Group, Inc.                             1,400               64
  Becton, Dickinson & Co.                                2,400               64
- Pacificare Health Systems, Inc.                        1,200               64
- Northwest Airlines Corp. Class A                       2,700               60
  Travelers Property Casualty Corp.                      1,700               58
  W.W. Grainger, Inc.                                    1,200               57
  DENTSPLY International Inc.                            2,400               57
- Storage Technology Corp.                               3,000               55
- Cabletron Systems, Inc.                                2,100               55
  Starwood Hotels & Resorts
   Worldwide, Inc.                                       2,300               54
  Autodesk, Inc.                                         1,600               54
- Silicon Graphics, Inc.                                 5,500               54
  Baker Hughes, Inc.                                     2,540               53
- Arrow Electronics, Inc.                                2,100               53
- Electronics for Imaging, Inc.                            900               52
  Archer-Daniels-Midland Co.                             4,159               51
  Diamond Offshore Drilling, Inc.                        1,600               49
  Mattel, Inc.                                           3,680               48
  The Limited, Inc.                                      1,069               46
  Delphi Automotive Systems Corp.                        2,935               46
  Dollar General Corp.                                   1,968               45
  Noble Affiliates, Inc.                                 2,000               43
  IBP, Inc.                                              2,300               41
- Barnes & Noble, Inc.                                   2,000               41
- Office Depot, Inc.                                     3,700               40
  Dime Bancorp, Inc.                                     2,600               39
  Hasbro, Inc.                                           2,025               39
  Texaco Inc.                                              688               37
  Burlington Resources, Inc.                             1,100               36
  Johns Manville Corp.                                   2,500               35
- Consolidated Stores, Inc.                              2,100               34
  Sealed Air Corp. $ 2.00 Cvt. Pfd.                        617               31
- Boston Scientific Corp.                                1,400               31
- Kmart Corp.                                            3,000               30
  Shaw Industries, Inc.                                  1,900               29
- SunGard Data Systems, Inc.                             1,200               29
- Network Associates, Inc.                               1,050               28
- The Kroger Co.                                         1,400               26
  Nordstrom, Inc.                                        1,000               26
  20th Century Industries of CA                          1,300               25
  Kellogg Co.                                              800               25
- Quantum Corp.- Hard Disk Drive                         3,400               24
  Investors Financial Services Corp.                       500               23
  Mallinckrodt, Inc.                                       700               22
- Cybex Computer Products Corp.                            500               20
  ITT Industries, Inc.                                     600               20
- Adelphia Communications Corp.
   Class A                                                 300               20
  Tandy Corp.                                              400               20
- Zale Corp.                                               400               19
  Cummins Engine Co., Inc.                                 400               19
  IMC Global Inc.                                        1,135               19

---------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
---------------------------------------------------------------------------------
  Cinergy Corp.                                            700          $    17
  Texas Utilities Co.                                      472               17
- Thermo Instrument Systems, Inc.                        1,500               17
  FirstEnergy Corp.                                        700               16
  Union Pacific Corp.                                      359               16
- Golden State Bancorp Inc.                                900               16
  First Union Corp.                                        468               15
- U.S. Foodservice                                         900               15
  U S WEST, Inc.                                           207               15
  Solutia, Inc.                                            900               14
  Conseco Inc.                                             741               13
- eToys Inc.                                               500               13
  Clayton Homes Inc.                                     1,222               11
  Scientific-Atlanta, Inc.                                 200               11
- Gartner Group, Inc. Class B                              633                9
  El Paso Energy Corp.                                     222                9
- Fox Entertainment Group, Inc.
   Class A                                                 300                7
  Centex Corp.                                             300                7
- Pac-West Telecom, Inc.                                   260                7
  Allegheny Technologies Inc.                              288                6
  Autoliv, Inc.                                            211                6
- Too Inc.                                                 152                3
  Raytheon Co. Class A                                      83                2
- Teledyne Technologies, Inc.                               82                1
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $72,510)                                                        156,657
---------------------------------------------------------------------------------


                                                          FACE
                                                        AMOUNT
                                                         (000)
---------------------------------------------------------------------------------
MUNICIPAL BONDS (52.9%)
---------------------------------------------------------------------------------
ALASKA (0.8%)
Matanuska-Susitna Borough AK GO
  5.50%, 3/1/2012 (3)                                   $1,695            1,704
North Slope Borough AK GO
  7.50%, 6/30/2001 (3)                                   1,000            1,042
                                                                        -------
                                                                          2,746
                                                                        -------
ARIZONA (0.7%)
Arizona Transp. Board Highway Rev.
  6.50%, 7/1/2011                                        1,000            1,058
Arizona Transp. Excise Tax Rev.
  6.50%, 7/1/2004                                        1,250            1,335
                                                                        -------
                                                                          2,393
                                                                        -------
CALIFORNIA (3.2%)
California Dept. of Water Resource
  Rev. (Central Valley Project)
  8.25%, 12/1/2003                                         290              327
California GO
  6.40%, 2/1/2006 (1)                                      500              540
California Health Fac. Finance Auth.
  (Catholic Healthcare West)
  6.25%, 7/1/2006 (1)                                      395              424
California Health Fac. Finance Auth.
  VRDO (Catholic Healthcare West)
  5.00%, 1/5/2000 (1)                                    1,430            1,430
California Public Works Board
  Lease Rev. (Dept. of Corrections)
  5.00%, 9/1/2011 (2)                                    1,535            1,498
Central Coast CA Water Auth.
  6.00%, 10/1/2008 (2)                                   1,000            1,070
Clovis CA Unified School Dist. GO
  0.00%, 8/1/2005 (3)                                    2,000            1,526
Irvine CA Ranch Water Dist. VRDO
  4.00%, 1/4/2000 LOC                                      235              235
Los Angeles CA Unified School
  Dist. GO
  6.00%, 7/1/2008 (3)                                    1,000            1,067
Los Angeles CA Wastewater
  System Rev.
  5.75%, 6/1/2010 (1)                                      400              412
San Bernardino CA Medical
  Center COP
  5.50%, 8/1/2005 (1)                                      500              516
South Orange County CA Public
  Finance Auth.
  7.00%, 9/1/2006 (1)                                      875              977
Univ. of California Rev.
  (Multiple Purpose Project)
  12.00%, 9/1/2003 (2)                                     500              621
                                                                        -------
                                                                         10,643
                                                                        -------
COLORADO (1.3%)
Colorado Health Fac. Auth. Rev.
  (Sisters of Charity Health
  System Inc.)
  5.25%, 12/1/2012 (1)                                   2,250            2,162
Denver CO City & County School
  Dist. GO
  5.25%, 12/1/2016 (3)                                   2,080            1,945
                                                                        -------
                                                                          4,107
                                                                        -------
CONNECTICUT (0.6%)
Connecticut GO
  6.00%, 5/15/2003                                       1,000            1,043
South Central Connecticut Regional
  Water Auth. Water System Rev.
  5.75%, 8/1/2006 (3)                                      900              933
                                                                        -------
                                                                          1,976
                                                                        -------

DISTRICT OF COLUMBIA (2.0%)
District of Columbia GO
  5.40%, 6/1/2012 (2)                                      455              446
  5.50%, 6/1/2004 (4)                                    1,000            1,023
  5.50%, 6/1/2007                                        2,000            2,039
  6.75%, 6/1/2005 (1)                                        5                5
District of Columbia Rev.
  (George Washington Univ.)
  6.00%, 9/15/2011 (1) +                                 3,000            3,135
                                                                        -------
                                                                          6,648
                                                                        -------
FLORIDA (2.2%)
Broward County FL School Dist. GO
  5.30%, 2/15/2004                                       1,295            1,323
Florida Dept. of General Services
  6.00%, 7/1/2002 (2) (Prere.)                           1,000            1,041
Florida Turnpike Auth. Rev.
  5.25%, 7/1/2009 (3)                                      485              490
  5.25%, 7/1/2010 (3)                                      825              828
Hillsborough County FL IDA PCR VRDO
  (Tampa Electric Co. Project)
  4.00%, 1/4/2000                                        1,665            1,665
Lee County FL School Board COP
  6.00%, 8/1/2005 (3)                                      800              844

---------------------------------------------------------------------------------
                                                          FACE           MARKET
TAX-MANAGED                                             AMOUNT           VALUE*
BALANCED FUND                                            (000)            (000)
---------------------------------------------------------------------------------
St. Lucie County FL PCR VRDO
  (Florida Power & Light Co.)
  4.00%, 1/4/2000                                      $    80          $    80
Tampa FL Health System Rev.
  (Catholic Health)
  5.00%, 11/15/2009 (2)                                  1,000              987
                                                                        -------
                                                                          7,258
                                                                        -------
GEORGIA (1.8%)
Burke County GA Dev. Auth.
  PCR VRDO (Oglethorpe
  Power Corp.)
  5.40%, 1/5/2000 (3)                                    1,680            1,680
Georgia GO
  6.00%, 3/1/2004                                        1,000            1,049
Georgia Municipal Electric Auth.
  6.25%, 1/1/2012 (1)                                    3,000            3,204
                                                                        -------
                                                                          5,933
                                                                        -------
ILLINOIS (1.3%)
Chicago IL GO (City Colleges
  Improvement Projects)
  0.00%, 1/1/2012 (3)                                    2,380            1,203
Illinois Dev. Finance Auth. PCR PUT
  (Commonwealth Edison)
  4.40%, 12/1/2006 (2)                                   1,500            1,418
Illinois Health Fac. Auth. Rev.
  (Hosp. Sisters Services Inc.)
  5.00%, 6/1/2002                                        1,635            1,646
                                                                        -------
                                                                          4,267
                                                                        -------
KANSAS (0.6%)
Kansas Dev. Finance Auth.
  Board of Regents
  5.50%, 10/1/2003                                       1,800            1,851
                                                                        -------

KENTUCKY (0.1%)
Kentucky Property & Buildings Comm.
Rev.
  5.80%, 9/1/2006                                          400              413
                                                                        -------

LOUISIANA (1.3%)
Louisiana Public Fac. Auth. Hosp. Rev.
  (Franciscan Missionaries)
  5.00%, 7/1/2002 (4)                                    2,000            2,012
St. Charles Parish LA Pollution Rev.
  (Entergy Inc.)
  5.35%, 10/1/2003                                       2,400            2,392
                                                                        -------
                                                                          4,404
                                                                        -------
MARYLAND (1.0%)
Maryland Dept. of Transp.
  5.20%, 9/15/2004                                         400              407
Maryland Health & Higher Educ.
  Fac. Auth. Rev. (Johns Hopkins Univ.)
  6.00%, 7/1/2005                                        2,740            2,899
                                                                        -------
                                                                          3,306
                                                                        -------
MASSACHUSETTS (2.5%)
Chelsea MA GO
  5.50%, 6/15/2011 (2)                                     740              745
  5.50%, 6/15/2012 (2)                                     735              734
Massachusetts Bay Transp. Auth.
  5.125%, 3/1/2013                                       1,695            1,613
  6.25%, 3/1/2005                                        1,000            1,062
Massachusetts Health & Educ.
  Fac. Auth. Rev. (Northeastern Univ.)
  5.00%, 10/1/2017 (1)                                   1,000              892
Massachusetts Ind. Finance Agency
  (Refusetech Inc. Project)
  6.30%, 7/1/2005                                        1,000            1,033
Massachusetts Water Pollution
  Abatement Trust
  6.00%, 8/1/2010                                        1,780            1,883
Massachusetts Water
  Resources Auth.
  5.75%, 8/1/2004 (1)(Prere.)                              300              315
                                                                        -------
                                                                          8,277
                                                                        -------
MICHIGAN (2.4%)
Dickinson County MI Memorial
  Hosp. System Rev.
  7.625%, 11/1/2005                                        370              397
Greater Detroit MI Resource
  Recovery Auth.
  6.25%, 12/13/2006 (2)                                  1,200            1,285
Michigan Building Auth.
  5.125%, 10/15/2011                                     3,015            2,938
  5.30%, 10/1/2010                                       1,250            1,252
Michigan Environmental Protection
  Program GO
  6.25%, 11/1/2008 (Prere.)                              1,000            1,059
Michigan Housing Dev. Auth. Rev.
  6.30%, 4/1/2004                                        1,000            1,040
                                                                        -------
                                                                          7,971
                                                                        -------

NEBRASKA (0.7%)
Nebraska Public Power Dist. Rev.
  5.25%, 1/1/2005 (1)                                    2,000            2,033
  5.25%, 1/1/2010 (1)                                      125              125
  5.25%, 1/1/2011 (1)                                      225              222
                                                                        -------
                                                                          2,380
                                                                        -------

NEVADA (1.5%)
Clark County NV Airport
  Improvement Rev. VRDO
  (McCarran International Airport)
  5.15%, 1/5/2000 LOC                                       64               64
  5.20%, 1/5/2000 (1)                                    1,355            1,355
Clark County NV Airport Rev.
  5.00%, 7/1/2005 (1)                                    1,705            1,711
Clark County NV Passenger  Fac.
  Charge Rev.
  (McCarran International Airport)
  6.00%, 7/1/2002 (2) (Prere.)                           1,000            1,049
Clark County NV School Dist. GO
  5.90%, 6/15/2006 (3) (Prere.)                            750              794
                                                                        -------
                                                                          4,973
                                                                        -------

NEW JERSEY (1.8%)
New Jersey Econ. Dev. Auth.
  Market Transition Fac.
  5.70%, 7/1/2005 (1)                                      400              416
New Jersey Health Care
  Fac. Auth. Rev.
  (Atlantic City Medical Center)
  6.80%, 7/1/2005                                        1,000            1,058

---------------------------------------------------------------------------------
                                                          FACE           MARKET
                                                        AMOUNT           VALUE*
                                                         (000)            (000)
---------------------------------------------------------------------------------
New Jersey Transp. Trust Fund Auth.
  5.00%, 6/15/2014                                     $ 1,555          $ 1,449
  6.00%, 6/15/2008                                         250              265
New Jersey Transp. Corp. Grant
  Anticipation Notes
  5.50%, 9/1/2003                                        2,500            2,559
                                                                        -------
                                                                          5,747
                                                                        -------
NEW YORK (5.8%)
Erie County NY GO
  6.125%, 1/15/2011 (3)                                    610              653
Hempstead NY GO
  5.625%, 2/1/2011 (3)                                     840              857
Huntington NY GO
  6.70%, 2/1/2010 (3)                                      375              417
Long Island NY Power Auth.
  Electric System Rev.
  5.50%, 12/1/2009 (2)                                   2,000            2,040
Long Island NY Power Auth.
  Electric System Rev. VRDO
  4.70%, 1/4/2000 LOC                                    1,200            1,200
Metro. NY Transp. Auth.
  6.00%, 7/1/2006 (1)                                    1,000            1,054
New York City NY GO
  6.375%, 8/15/2005 (Prere.)                               135              146
  6.375%, 8/15/2009                                        505              537
  7.10%, 8/15/2004 (Prere.)                                500              550
New York City NY IDA
  (USTA National Tennis Center)
  6.25%, 11/15/2006                                      2,000            2,141
New York City NY Muni. Water
  Finance Auth. Water & Sewer
  System Rev. VRDO
  5.00%, 1/4/2000 (3)                                    1,550            1,550
New York State Dormitory Auth. Rev.
  (State Univ.)
  5.375%, 5/15/2007 (2)                                    400              408
New York State Dormitory Auth. Rev.
  (Vassar Brothers Hosp.)
  5.10%, 7/1/2010 (4)                                    1,500            1,464
New York State Environmental
  Fac. Corp. PCR
  (State Water Recovery Fund)
  6.35%, 6/15/2004 (Prere.)                                295              317
  6.35%, 6/15/2006                                         225              240
New York State GO
  4.50%, 9/15/2000                                       1,600            1,604
New York State Local Govt.
  Assistance Corp. VRDO
  5.40%, 1/5/2000 LOC                                      400              400
New York State Thruway Auth.
  (Service Contract)
  5.40%, 4/1/2005 (1)                                      400              409
Suffolk County NY GO
  5.00%, 4/1/2007 (3)                                    1,120            1,116
Triborough Bridge & Tunnel NY
  Auth. Rev.
  5.50%, 1/1/2006 (4)                                    2,000            2,053
                                                                        -------
                                                                         19,156
                                                                        -------

OHIO (4.1%)
CLEVELAND OH PUBLIC POWER
  SYSTEM REV.
  7.00%, 11/15/2004 (1)(PRERE.)                          2,750            3,054
Hamilton County OH Hosp. Fac.
  Rev. VRDO (Health Alliance of
  Greater Cincinnati)
  5.35%, 1/5/2000 (1)                                    1,000            1,000
  5.40%, 1/5/2000 (1)                                      955              955
Lorain County OH Hosp. Rev.
  (Catholic Healthcare Partners)
  5.625%, 9/1/2013 (1)                                   1,775            1,776
  6.00%, 9/1/2004 (1)                                    1,080            1,130
Ohio Housing Finance Agency
  Mortgage Rev.
  5.025%, 3/1/2021                                       2,000            1,967
Ohio Public Fac. Comm.
  Higher Educ. Fac.
  5.50%, 12/1/2006 (1)                                     400              409
Ohio Water Dev. Auth.
  5.00%, 6/1/2015 (1)                                    2,000            1,823
  5.75%, 12/1/2005 (1)                                     540              561
  6.00%, 12/1/2004 (2) (Prere.)                            315              331
  6.00%, 12/1/2008 (2)                                     435              453
                                                                        -------
                                                                         13,459
                                                                        -------

OKLAHOMA (0.3%)
Oklahoma Dev. Finance Auth. Rev.
  (Hillcrest Healthcare)
  5.00%, 8/15/2009                                       1,185            1,051
                                                                        -------

OREGON (0.7%)
Oregon Dept. of Administrative
  Services Lottery Rev.
  5.75%, 4/1/2014 (4)                                    2,400            2,424
                                                                        -------

PENNSYLVANIA (3.6%)
Geisinger Health System Auth. of
  Pennsylvania VRDO (Penn State
  Geisinger Health System)
  4.80%, 1/4/2000                                        2,065            2,065
Montgomery County PA IDA
  Pollution Rev. (PECO Energy)
  5.20%, 10/1/2004                                       2,000            1,979
Pennsylvania Convention Center Auth.
  6.70%, 9/1/2014 (1)                                      500              539
Pennsylvania GO
  5.90%, 11/15/2001                                      1,000            1,026
Pennsylvania Higher Educ. Fac. Auth.
  Rev. (Allegheny/Delaware Valley)
  5.00%, 11/15/2006 (1)                                  1,125            1,101
Pennsylvania Turnpike Comm.
  Oil Franchise Tax Rev.
  5.25%, 12/1/2009 (2)                                     615              617
  5.25%, 12/1/2011 (2)                                     455              449
Philadelphia PA Airport Parking Auth.
  5.75%, 9/1/2008 (2)                                    1,150            1,197
Philadelphia PA School Dist. GO
  6.25%, 9/1/2005 (2)                                      870              926

---------------------------------------------------------------------------------
                                                          FACE           MARKET
TAX-MANAGED                                             AMOUNT           VALUE*
BALANCED FUND                                            (000)            (000)
---------------------------------------------------------------------------------
Philadelphia PA Water &
  Wastewater Rev.
  6.25%, 8/1/2009 (1)                                  $ 1,000          $ 1,074
Pittsburgh PA GO
  5.20%, 3/1/2010 (3)                                      580              574
Pittsburgh PA Water & Sewer
  Auth. Rev.
  5.60%, 9/1/2005 (3)(Prere.)                              235              243
                                                                        -------
                                                                         11,790
                                                                        -------

SOUTH DAKOTA (0.3%)
South Dakota Building Auth.
  Lease Rev.
  5.25%, 12/1/2010 (2)                                   1,000              990
                                                                        -------

TENNESSEE (0.7%)
Metro. Govt. & Davidson County TN
  Water & Sewer Rev.
  6.50%, 1/1/2009 (3)                                    2,000            2,190
                                                                        -------


TEXAS (8.4%)
Carrollton TX Independent School Dist.
  6.00%, 2/15/2012                                       2,925            3,041
Dallas TX Civic Center
  Refunding & Improvement
  4.60%, 8/15/2009 (1)                                     110              102
  4.70%, 8/15/2010 (1)                                     815              756
Fort Worth TX Water & Sewer Rev.
  5.25%, 2/15/2011                                       3,800            3,753
Grand Prairie TX GO
  5.50%, 2/15/2003                                       3,065            3,134
Gulf Coast TX Waste Disposal Auth.
  PCR VRDO (Exxon Project)
  4.85%, 1/4/2000                                        1,650            1,650
Harris County TX Health Fac.
  Dev. Corp. (Christus Health)
  5.25%, 7/1/2004                                        3,945            3,953
Houston TX GO
  5.70%, 3/1/2001                                          500              508
Houston TX Hotel Occupancy Tax Rev.
  5.25%, 7/1/2007 (4)                                      500              502
Lower Colorado River Auth. TX
  5.75%, 5/15/2011 (4)                                   3,000            3,070
Lubbock TX Health Fac. Corp.
  (St. Joseph Health System)
  5.00%, 7/1/2008                                        1,645            1,588
Northwest Texas Independent
  School Dist.
  0.00%, 8/15/2004                                       2,205            1,746
San Antonio TX Electric & Gas Rev.
  5.125%, 2/1/2009                                       1,000              992
San Antonio TX Water Rev.
  6.50%, 5/15/2002 (1)(Prere.)                             145              154
  6.50%, 5/15/2010 (1)                                     280              294
  6.50%, 5/15/2010 (1)(ETM)                                 75               82
Texas Water Finance Assistance GO
  5.00%, 8/1/2008                                          690              686
  5.00%, 8/1/2009                                        1,050            1,037
Univ. of Texas Permanent Fund
  6.60%, 7/1/2001 (Prere.)                                 500              524
                                                                        -------
                                                                         27,572
                                                                        -------

UTAH (0.4%)
Intermountain Power Agency Utah
  Power Supply Rev.
  5.20%, 7/1/2006                                        1,150            1,153
Salt Lake County UT Building
  Auth. Lease Rev.
  5.90%, 10/1/2006 (1)                                     260              271
                                                                        -------
                                                                          1,424
                                                                        -------

VIRGINIA (0.6%)
Henrico County VA Water &
  Sewer Rev.
  5.25%, 5/1/2011                                        1,485            1,472
Virginia Transp. Board
  6.00%, 5/15/2007                                         500              524
                                                                        -------
                                                                          1,996
                                                                        -------

WASHINGTON (1.4%)
King County WA Library System GO
  6.05%, 12/1/2007                                       1,000            1,054
Seattle WA Muni. Light & Power Rev.
  6.25%, 7/1/2004 (Prere.)                                 700              751
Seattle WA Water System Rev.
  5.20%, 12/1/2005                                       2,320            2,347
Tacoma WA Electric System Rev.
  5.50%, 1/1/2012                                          500              498
                                                                        -------
                                                                          4,650
                                                                        -------

WEST VIRGINIA (0.6%)
West Virginia Building Comm. Rev.
  5.25%, 7/1/2008 (1)                                    1,150            1,158
West Virginia School Building
  Auth. Capital Improvement Rev.
  5.625%, 7/1/2002                                         655              671
                                                                        -------
                                                                          1,829
                                                                        -------

WISCONSIN (0.1%)
Wisconsin GO
  5.00%, 5/1/2000                                          335              336
                                                                        -------

WYOMING (0.1%)
Lincoln County WY PCR VRDO
  (Exxon Project)
  4.85%, 1/4/2000                                          230              230
                                                                        -------
---------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $177,599)                                                       174,390
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.2%)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  3.47%, 1/3/2000--Note G
  (COST $732)                                              732              732
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
  (COST $250,841)                                                       331,779
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
---------------------------------------------------------------------------------
Other Assets--Note B                                                      4,586
Liabilities--Note G                                                      (6,684)
                                                                        ---------
                                                                         (2,098)
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                                          (000)
---------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 17,475,472 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $329,681
=================================================================================
NET ASSET VALUE PER SHARE                                                $18.87
=================================================================================


*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

COP--Certificate of Participation.

GO--General Obligation Bond.

IDA--Industrial Development Authority Bond.

PCR--Pollution Control Revenue Bond.

PUT--Put Option Obligation.

REIT--Real Estate Investment Trust.

VRDO--Variable Rate Demand Obligation.

(Prere.)--Prerefunded.

(ETM)--Escrowed to Maturity.

+Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of December 31, 1999.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).

(2) AMBAC (AMBAC Indemnity Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) FSA (Financial Security Assurance).

The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.


---------------------------------------------------------------------------------
                                                       AMOUNT              PER
                                                        (000)            SHARE
---------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------
Paid in Capital                                      $253,335           $14.50
Overdistributed Net
 Investment Income                                       (257)            (.01)
Accumulated Net Realized
 Losses--Note E                                        (4,335)            (.25)
Unrealized Appreciation--Note F                        80,938             4.63
---------------------------------------------------------------------------------
NET ASSETS                                           $329,681           $18.87
=================================================================================

---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
GROWTH AND INCOME FUND                                  SHARES            (000)
---------------------------------------------------------------------------------
COMMON STOCKS (100.0%)
---------------------------------------------------------------------------------
- Microsoft Corp.                                      984,684       $  114,962
  General Electric Co.                                 626,172           96,900
- Cisco Systems, Inc.                                  624,394           66,888
  Wal-Mart Stores, Inc.                                849,586           58,728
  Exxon Mobil Corp.                                    652,947           52,603
  Intel Corp.                                          637,868           52,505
  Lucent Technologies, Inc.                            598,310           44,761
  International Business
    Machines Corp.                                     340,836           36,810
  Citigroup, Inc.                                      644,007           35,783
- America Online, Inc.                                 427,000           32,212
  American International
    Group, Inc.                                        295,736           31,977
  SBC Communications Inc.                              651,670           31,769
  AT&T Corp.                                           610,452           30,981
- Oracle Corp.                                         272,018           30,483
  Home Depot, Inc.                                     439,629           30,142
  Merck & Co., Inc.                                    442,158           29,652
- MCI WorldCom, Inc.                                   541,992           28,759
  Procter & Gamble Co.                                 250,668           27,464
  The Coca-Cola Co.                                    471,126           27,443
  Nortel Networks Corp.                                254,748           25,730
  Royal Dutch Petroleum Co. ADR                        409,116           24,726
- Dell Computer Corp.                                  484,700           24,720
  Johnson & Johnson                                    265,288           24,705
  Bristol-Myers Squibb Co.                             378,376           24,287
  Pfizer, Inc.                                         738,540           23,956
- Sun Microsystems, Inc.                               298,092           23,083
- QUALCOMM, Inc.                                       126,000           22,192
  Hewlett-Packard Co.                                  194,452           22,155
- Yahoo!, Inc.                                          50,300           21,764
- EMC Corp.                                            194,225           21,219
  Bell Atlantic Corp.                                  296,414           18,248
  Time Warner, Inc.                                    243,282           17,623
  Motorola, Inc.                                       116,301           17,125
  BellSouth Corp.                                      359,372           16,823
  Bank of America Corp.                                323,001           16,211
  Morgan Stanley Dean
    Witter & Co.                                       106,389           15,187
  Texas Instruments, Inc.                              153,104           14,832
  American Express Co.                                  85,488           14,212
  Eli Lilly & Co.                                      208,296           13,852
  Warner-Lambert Co.                                   164,036           13,441
  E.I. du Pont de Nemours & Co.                        199,733           13,157
  GTE Corp.                                            183,764           12,967
  Wells Fargo Co.                                      313,804           12,689
  Tyco International Ltd.                              323,371           12,571
  Ford Motor Co.                                       230,918           12,340
  Fannie Mae                                           196,032           12,240
  The Chase Manhattan Corp.                            155,992           12,119
  Schering-Plough Corp.                                280,972           11,854
- Amgen, Inc.                                          195,352           11,733
  The Walt Disney Co.                                  394,296           11,533
  Sprint Corp.                                         166,644           11,217
  Chevron Corp.                                        125,524           10,874
  Abbott Laboratories                                  294,494           10,694
  McDonald's Corp.                                     259,130           10,446
  Philip Morris Cos., Inc.                             447,679           10,381
  American Home Products Corp.                         250,236            9,869
  PepsiCo, Inc.                                        278,452            9,815
- CBS Corp.                                            146,222            9,349
- Applied Materials, Inc.                               72,600            9,198
- MediaOne Group, Inc.                                 117,346            9,014
  General Motors Corp.                                 122,541            8,907
  Compaq Computer Corp.                                325,939            8,821
  Honeywell International Inc.                         151,828            8,759
- Sprint PCS                                            82,536            8,460
  Gillette Co.                                         203,016            8,362
  Medtronic, Inc.                                      227,936            8,305
- Viacom Inc. Class B                                  132,148            7,987
  The Gap, Inc.                                        163,985            7,543
  Minnesota Mining &
    Manufacturing Co.                                   76,545            7,492
  The Boeing Co.                                       176,883            7,352
- Global Crossing Ltd.                                 145,740            7,287
  Colgate-Palmolive Co.                                111,712            7,261
- NEXTEL Communications, Inc.                           69,800            7,198
  Computer Associates
    International, Inc.                                102,916            7,198
  Comcast Corp. Special-Class A                        139,292            7,043
  Bank One Corp.                                       218,754            7,014
  U S WEST, Inc.                                        97,060            6,988
  Kimberly-Clark Corp.                                 103,944            6,782
  Automatic Data Processing, Inc.                      119,336            6,429
  Anheuser-Busch Cos., Inc.                             89,314            6,330
  Freddie Mac                                          132,560            6,239
  Dayton Hudson Corp.                                   84,464            6,203
  First Union Corp.                                    188,704            6,192
  FleetBoston Financial Corp.                          175,953            6,125
  Enron Corp.                                          136,600            6,062
  Charles Schwab Corp.                                 157,550            6,046
  Corning, Inc.                                         46,713            6,023
  Electronic Data Systems Corp.                         89,800            6,011
  Unilever NV ADR                                      109,921            5,984
  United Technologies Corp.                             91,889            5,973
  Merrill Lynch & Co., Inc.                             70,792            5,911
  Schlumberger Ltd.                                    105,010            5,907
  Alcoa Inc.                                            70,442            5,847
- Clear Channel
    Communications, Inc.                                64,957            5,797
  Texaco Inc.                                          105,468            5,728
  Carnival Corp.                                       117,800            5,632
  Dow Chemical Co.                                      42,140            5,631
  The Bank of New York Co., Inc.                       140,500            5,620
  Walgreen Co.                                         191,860            5,612
- Solectron Corp.                                       56,400            5,365
  Atlantic Richfield Co.                                61,592            5,328
  ALLTEL Corp.                                          59,936            4,956
- Tellabs, Inc.                                         76,800            4,930
  Marsh & McLennan Cos., Inc.                           51,356            4,914
  Emerson Electric Co.                                  83,032            4,764
  International Paper Co.                               79,316            4,476
  Pharmacia & Upjohn, Inc.                              98,970            4,454
- Gateway, Inc.                                         61,000            4,396
  Lowe's Cos., Inc.                                     73,306            4,380
  Gannett Co., Inc.                                     53,204            4,339
  Monsanto Co.                                         121,625            4,333
  Fifth Third Bancorp                                   58,914            4,323
  SunTrust Banks, Inc.                                  61,152            4,208
  MBNA Corp.                                           154,395            4,207
  J.P. Morgan & Co., Inc.                               33,160            4,199

---------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
---------------------------------------------------------------------------------
- Micron Technology, Inc.                               51,600       $    4,012
  First Data Corp.                                      81,138            4,001
  Eastman Kodak Co.                                     60,328            3,997
  Firstar Corp.                                        187,506            3,961
  Illinois Tool Works, Inc.                             57,839            3,908
- Costco Wholesale Corp.                                42,626            3,890
  Sara Lee Corp.                                       175,464            3,871
  Associates First Capital Corp.                       139,216            3,820
- BMC Software, Inc.                                    46,785            3,740
  Allstate Corp.                                       155,580            3,734
  The Seagram Co. Ltd.                                  82,872            3,724
- Cendant Corp.                                        137,837            3,661
  American General Corp.                                47,276            3,587
  Duke Energy Corp.                                     69,903            3,504
  Baxter International, Inc.                            55,644            3,495
- Safeway, Inc.                                         97,400            3,464
  Omnicom Group Inc.                                    34,300            3,430
  Halliburton Co.                                       84,478            3,400
  Household International, Inc.                         90,411            3,368
  Mellon Financial Corp.                                97,456            3,320
  U.S. Bancorp                                         138,741            3,304
  Weyerhaeuser Co.                                      44,869            3,222
- Apple Computer, Inc.                                  31,300            3,218
  Columbia/HCA Healthcare Corp.                        109,486            3,209
  Caterpillar, Inc.                                     67,990            3,200
  Campbell Soup Co.                                     82,412            3,188
  Interpublic Group of Cos., Inc.                       53,870            3,108
- 3Com Corp.                                            66,050            3,104
- Analog Devices, Inc.                                  33,300            3,097
  Southern Co.                                         129,812            3,051
  CVS Corp.                                             75,924            3,032
  Conoco Inc. Class B                                  121,151            3,014
- Computer Sciences Corp.                               31,844            3,013
- AES Corp.                                             40,000            2,990
  Washington Mutual, Inc.                              111,954            2,911
  Xerox Corp.                                          127,230            2,887
  CIGNA Corp.                                           35,638            2,871
- General Instrument Corp.                              33,200            2,822
- The Kroger Co.                                       149,476            2,821
  Bestfoods                                             53,422            2,808
  National City Corp.                                  118,160            2,799
- Xilinx, Inc.                                          60,800            2,765
- Guidant Corp.                                         58,700            2,759
  H.J. Heinz Co.                                        68,688            2,735
  NIKE, Inc. Class B                                    53,512            2,652
  Wachovia Corp.                                        38,863            2,643
  Albertson's, Inc.                                     81,201            2,619
  Cardinal Health, Inc.                                 53,779            2,575
- Novell, Inc.                                          64,000            2,548
- Compuware Corp.                                       68,300            2,544
  PNC Bank Corp.                                        57,001            2,537
  Williams Cos., Inc.                                   82,961            2,535
  Sysco Corp.                                           63,958            2,530
  Providian Financial Corp.                             27,614            2,515
  Tribune Co.                                           45,516            2,506
  Pitney Bowes, Inc.                                    50,880            2,458
  AFLAC, Inc.                                           51,100            2,411
- Network Appliance, Inc.                               29,000            2,409
  Kellogg Co.                                           77,836            2,398
  PE Corp.-PE Biosystems Group                          19,800            2,382
- FDX Corp.                                             57,284            2,345
  Phillips Petroleum Co.                                49,292            2,317
  The McGraw-Hill Cos., Inc.                            37,576            2,316
- Kohl's Corp.                                          31,800            2,296
  The Clorox Co.                                        45,214            2,278
  Northern Trust Corp.                                  42,788            2,268
  Textron, Inc.                                         29,504            2,263
- Teradyne, Inc.                                        34,200            2,257
  State Street Corp.                                    30,800            2,250
- Lexmark International Group,
    Inc. Class A                                        24,600            2,226
  Sears, Roebuck & Co.                                  72,699            2,213
  Masco Corp.                                           85,868            2,179
  Burlington Northern
    Santa Fe Corp.                                      89,327            2,166
  ConAgra, Inc.                                         95,092            2,146
- Citrix Systems, Inc.                                  17,400            2,140
  General Mills, Inc.                                   59,282            2,119
  Union Pacific Corp.                                   47,800            2,085
  PPG Industries, Inc.                                  33,225            2,079
- ADC Telecommunications, Inc.                          28,600            2,075
  General Dynamics Corp.                                39,232            2,069
  May Department Stores Co.                             63,920            2,061
  The Hartford Financial
    Services Group Inc.                                 43,202            2,047
- Federated Department Stores, Inc.                     40,200            2,033
- Best Buy Co., Inc.                                    39,600            1,987
- Comverse Technology, Inc.                             13,700            1,983
  Aon Corp.                                             49,350            1,974
  Lehman Brothers Holdings, Inc.                        23,100            1,956
  Deere & Co.                                           45,079            1,955
- AMR Corp.                                             29,018            1,944
- Unisys Corp.                                          60,481            1,932
- LSI Logic Corp.                                       28,600            1,931
- KLA-Tencor Corp.                                      17,300            1,927
  KeyCorp                                               86,648            1,917
  The Chubb Corp.                                       33,909            1,910
  Texas Utilities Co.                                   53,044            1,886
  Paychex, Inc.                                         47,150            1,886
  Wrigley, (Wm.) Jr. Co.                                22,397            1,858
- Seagate Technology Inc.                               39,800            1,853
- Staples, Inc.                                         88,900            1,845
  Capital One Financial Corp.                           38,100            1,836
  Tandy Corp.                                           36,864            1,813
  Dover Corp.                                           39,880            1,810
  The Limited, Inc.                                     41,397            1,793
  Alcan Aluminium Ltd.                                  43,265            1,782
  United Healthcare Corp.                               33,364            1,772
  Rockwell International Corp.                          36,753            1,760
  Circuit City Stores, Inc.                             38,756            1,746
  Ingersoll-Rand Co.                                    31,590            1,739
  Edison International                                  66,328            1,737
  BB&T Corp.                                            63,416            1,736
  Ralston-Ralston Purina Group                          62,226            1,735
  Rohm & Haas Co.                                       42,257            1,719
  Delphi Automotive Systems Corp.                      109,073            1,718
  El Paso Energy Corp.                                  43,997            1,708
  Union Carbide Corp.                                   25,515            1,703
  Georgia Pacific Group                                 33,500            1,700
  The Quaker Oats Co.                                   25,756            1,690
  New York Times Co. Class A                            33,830            1,662
- Boston Scientific Corp.                               75,682            1,656

---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
GROWTH AND INCOME FUND                                  SHARES            (000)
---------------------------------------------------------------------------------
  IMS Health, Inc.                                      59,860       $    1,627
  Avery Dennison Corp.                                  22,184            1,617
  Aetna Inc.                                            28,959            1,616
  Kansas City Southern
    Industries, Inc.                                    21,300            1,590
  Adobe Systems, Inc.                                   23,500            1,580
  Unocal Corp.                                          46,923            1,575
  Southwest Airlines Co.                                97,255            1,574
  Newell Rubbermaid, Inc.                               54,273            1,574
  Franklin Resources Corp.                              48,800            1,565
  Praxair, Inc.                                         30,660            1,543
  Occidental Petroleum Corp.                            70,645            1,528
  Lincoln National Corp.                                38,142            1,526
  PG&E Corp.                                            74,158            1,520
  Avon Products, Inc.                                   45,884            1,514
  Norfolk Southern Corp.                                73,519            1,507
  Marriott International, Inc. Class A                  47,668            1,505
  Air Products & Chemicals, Inc.                        44,780            1,503
  St. Paul Cos., Inc.                                   44,166            1,488
  FPL Group, Inc.                                       34,649            1,483
  USX-Marathon Group                                    59,478            1,468
  UnumProvident Corp.                                   45,762            1,467
  Coastal Corp.                                         41,314            1,464
  Public Service Enterprise
    Group, Inc.                                         42,035            1,463
  Consolidated Edison Inc.                              42,300            1,459
  AmSouth Bancorp                                       75,563            1,459
  Dominion Resources, Inc.                              37,074            1,455
  Republic New York Corp.                               20,100            1,447
  Archer-Daniels-Midland Co.                           118,248            1,441
  Molex, Inc.                                           25,300            1,434
- National Semiconductor Corp.                          33,151            1,419
  Unicom Corp.                                          42,129            1,411
  Comerica, Inc.                                        30,150            1,408
- Parametric Technology Corp.                           52,000            1,407
- Tenet Healthcare Corp.                                59,466            1,397
  Raytheon Co. Class B                                  52,522            1,395
  Burlington Resources, Inc.                            42,117            1,392
  Jefferson-Pilot Corp.                                 20,229            1,381
  Coca-Cola Enterprises, Inc.                           67,700            1,362
  Barrick Gold Corp.                                    76,279            1,349
  Delta Air Lines, Inc.                                 26,944            1,342
  Baker Hughes, Inc.                                    63,191            1,331
  Transocean Sedco Forex Inc.                           39,430            1,328
  Danaher Corp.                                         27,300            1,317
  Becton, Dickinson & Co.                               48,992            1,311
  CenturyTel, Inc.                                      27,600            1,308
  CSX Corp.                                             41,614            1,306
  SLM Holding Corp.                                     30,800            1,301
  Reliant Energy, Inc.                                  56,687            1,297
  Hershey Foods Corp.                                   26,798            1,273
  PECO Energy Corp.                                     36,556            1,270
  Allergan, Inc.                                        25,436            1,265
  MGIC Investment Corp.                                 21,000            1,264
  Loews Corp.                                           20,600            1,250
  SouthTrust Corp.                                      32,900            1,244
  TJX Cos., Inc.                                        60,804            1,243
  Consolidated Natural Gas Co.                          19,017            1,235
  TRW, Inc.                                             23,540            1,223
  Entergy Corp.                                         47,386            1,220
  American Electric Power Co., Inc.                     37,930            1,219
  Fort James Corp.                                      43,379            1,188
  Dollar General Corp.                                  51,350            1,168
  Dow Jones & Co., Inc.                                 17,140            1,166
- Tricon Global Restaurants, Inc.                       30,175            1,166
  Champion International Corp.                          18,517            1,147
  Conseco Inc.                                          64,130            1,146
  Parker Hannifin Corp.                                 21,673            1,112
  PaineWebber Group, Inc.                               28,600            1,110
  Union Planters Corp.                                  28,100            1,108
  Regions Financial Corp.                               44,100            1,108
- PeopleSoft, Inc.                                      51,700            1,102
  Fortune Brands, Inc.                                  32,788            1,084
  Huntington Bancshares Inc.                            45,373            1,083
  Synovus Financial Corp.                               54,100            1,075
  Mattel, Inc.                                          81,720            1,073
  Golden West Financial Corp.                           31,854            1,067
  Phelps Dodge Corp.                                    15,756            1,058
  Summit Bancorp                                        33,900            1,038
  Eaton Corp.                                           14,259            1,036
  Kerr-McGee Corp.                                      16,679            1,034
  Bear Stearns Co., Inc.                                24,101            1,030
  FirstEnergy Corp.                                     45,246            1,027
  MBIA, Inc.                                            19,400            1,025
  Progressive Corp. of Ohio                             14,000            1,024
- Adaptec, Inc.                                         20,400            1,017
  Columbia Energy Group                                 15,859            1,003
  Willamette Industries, Inc.                           21,600            1,003
  Amerada Hess Corp.                                    17,617            1,000
  Cincinnati Financial Corp.                            32,000              998
  Knight Ridder                                         16,770              998
  Ecolab, Inc.                                          25,230              987
- Kmart Corp.                                           97,650              983
  Dana Corp.                                            32,093              961
  Whirlpool Corp.                                       14,753              960
- Bed Bath & Beyond, Inc.                               27,300              949
  Carolina Power & Light Co.                            31,111              947
  Reynolds Metals Co.                                   12,306              943
  Johnson Controls, Inc.                                16,476              937
- AutoZone Inc.                                         28,900              934
  Nucor Corp.                                           16,997              932
  Black & Decker Corp.                                  17,486              914
  Dun & Bradstreet Corp.                                30,880              911
  Biomet, Inc.                                          22,685              907
- Inco Ltd.                                             38,597              907
- Cabletron Systems, Inc.                               34,700              902
  Genuine Parts Co.                                     35,837              889
  Ameren Corp.                                          26,805              878
  Anadarko Petroleum Corp.                              25,700              877
  DTE Energy Co.                                        27,902              875
  Scientific-Atlanta, Inc.                              15,678              872
  W.W. Grainger, Inc.                                   18,146              868
  The Mead Corp.                                        19,604              852
  T. Rowe Price                                         23,000              850
  UST, Inc.                                             33,699              849
- Sealed Air Corp.                                      16,336              846
  H & R Block, Inc.                                     19,300              844
- Advanced Micro Devices, Inc.                          29,108              842
  Constellation Energy Group                            28,998              841
  Maytag Corp.                                          17,464              838
  Central & South West Corp.                            41,545              831
- Wellpoint Health Networks
    Inc. Class A                                        12,500              824

---------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
---------------------------------------------------------------------------------
  Apache Corp.                                          22,300       $      824
  Leggett & Platt, Inc.                                 38,400              823
  Newmont Mining Corp.                                  33,509              821
  Sempra Energy                                         47,017              817
  Florida Progress Corp.                                19,200              812
  The Times Mirror Co. Class A                          11,834              793
  Old Kent Financial Corp.                              22,400              792
  Bausch & Lomb, Inc.                                   11,502              787
  Tosco Corp.                                           28,900              786
  Vulcan Materials Co.                                  19,600              783
  Brown-Forman Corp. Class B                            13,435              769
  International Flavors &
    Fragrances, Inc.                                    20,082              758
  Northrop Grumman Corp.                                13,968              755
  Temple-Inland Inc.                                    11,300              745
  Cooper Industries, Inc.                               18,395              744
- Owens-Illinois, Inc.                                  29,600              742
  Cinergy Corp.                                         30,606              738
  Eastman Chemical Co.                                  15,382              734
  Torchmark Corp.                                       25,198              732
  GPU, Inc.                                             24,300              727
  Winn-Dixie Stores, Inc.                               30,208              723
  Placer Dome, Inc.                                     66,252              712
  PACCAR, Inc.                                          15,960              707
  Fluor Corp.                                           15,380              706
  Hasbro, Inc.                                          36,925              704
  Nordstrom, Inc.                                       26,748              700
  Hilton Hotels Corp.                                   72,267              696
  CMS Energy Corp.                                      22,300              695
- ALZA Corp.                                            20,079              695
  Sherwin-Williams Co.                                  32,994              693
- Toys R Us, Inc.                                       47,891              685
- Freeport-McMoRan Copper &
    Gold Inc. Class B                                   32,300              682
  PP&L Resources Inc.                                   29,780              681
  New Century Energies, Inc.                            22,400              680
  Lockheed Martin Corp.                                 31,076              680
  VF Corp.                                              22,542              676
  Nabisco Group Holdings Corp.                          63,300              673
- Watson Pharmaceuticals, Inc.                          18,300              655
- Harrah's Entertainment, Inc.                          24,549              649
  Equifax, Inc.                                         27,300              643
  Westvaco Corp.                                        19,143              625
  Northern States Power Co.                             31,856              621
  Union Pacific Resources
    Group, Inc.                                         47,891              611
  R.R. Donnelley & Sons Co.                             24,241              601
  USX-U.S. Steel Group                                  18,200              601
- Navistar International Corp.                          12,656              600
- Ceridian Corp.                                        27,702              597
  Harcourt General, Inc.                                14,566              586
- Mirage Resorts, Inc.                                  38,100              583
  Sigma-Aldrich Corp.                                   19,300              580
  Countrywide Credit Industries, Inc.                   22,600              571
  Hercules, Inc.                                        20,317              566
  ITT Industries, Inc.                                  16,701              558
  The Goodyear Tire & Rubber Co.                        19,216              542
- St. Jude Medical, Inc.                                17,546              538
  SuperValu Inc.                                        26,592              532
  C.R. Bard, Inc.                                        9,777              518
  The Stanley Works                                     17,106              515
  Pinnacle West Capital Corp.                           16,800              513
  Pall Corp.                                            23,795              513
  Wendy's International, Inc.                           24,551              506
  Engelhard Corp.                                       26,490              500
- Niagara Mohawk Holdings Inc.                          35,793              499
  SAFECO Corp.                                          19,720              491
- Thermo Electron Corp.                                 32,700              491
  Darden Restaurants Inc.                               26,341              477
- Quintiles Transnational Corp.                         25,500              477
  Mallinckrodt, Inc.                                    14,962              476
  Ashland, Inc.                                         14,306              471
  Boise Cascade Corp.                                   11,530              467
- US Airways Group, Inc.                                14,302              459
  Sunoco, Inc.                                          19,245              452
  Liz Claiborne, Inc.                                   11,869              447
  Great Lakes Chemical Corp.                            11,343              433
  Cummins Engine Co., Inc.                               8,941              432
  Waste Management, Inc.                                24,551              422
- HEALTHSOUTH Corp.                                     78,342              421
  Meredith Corp.                                        10,096              421
  Autodesk, Inc.                                        12,360              417
  Adolph Coors Co. Class B                               7,928              416
  Brunswick Corp.                                       18,526              412
  Bemis Co., Inc.                                       11,375              397
  Homestake Mining Co.                                  50,368              394
  Deluxe Corp.                                          14,182              389
  PerkinElmer, Inc.                                      9,290              387
  Thomas & Betts Corp.                                  11,828              377
  Tektronix, Inc.                                        9,576              372
  The BFGoodrich Co.                                    13,154              362
- Silicon Graphics, Inc.                                35,900              352
  Millipore Corp.                                        8,994              347
- FMC Corp.                                              6,023              345
- Rowan Cos., Inc.                                      15,786              342
  Snap-On Inc.                                          12,767              339
  Ryder System, Inc.                                    13,164              322
- Andrew Corp.                                          16,960              321
  Dillard's Inc.                                        15,786              319
  Crown Cork & Seal Co., Inc.                           14,203              318
- Manor Care, Inc.                                      19,813              317
  Louisiana-Pacific Corp.                               22,000              314
- Humana, Inc.                                          37,900              310
  Allegheny Technologies Inc.                           13,773              309
  Shared Medical Systems Corp.                           5,976              304
  American Greetings Corp. Class A                      12,847              304
  NICOR, Inc.                                            9,280              302
  Eastern Enterprises                                    5,172              297
  Worthington Industries, Inc.                          17,302              287
  Centex Corp.                                          11,316              279
  Alberto-Culver Co. Class B                            10,786              278
  National Service Industries, Inc.                      9,369              276
  The Timken Co.                                        13,010              266
  Crane Co.                                             12,854              255
  Ball Corp.                                             6,401              252
  Potlatch Corp.                                         5,500              245
  Briggs & Stratton Corp.                                4,498              241
  Tupperware Corp.                                      13,717              232
  Cooper Tire & Rubber Co.                              14,585              227
  Peoples Energy Corp.                                   6,719              225
  Kaufman & Broad Home Corp.                             9,211              223
- Bethlehem Steel Corp.                                 25,931              217

---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
GROWTH AND INCOME FUND                                  SHARES            (000)
---------------------------------------------------------------------------------
  Pulte Corp.                                            9,388       $      211
  Great Atlantic & Pacific
    Tea Co., Inc.                                        7,430              207
- Consolidated Stores, Inc.                             12,652              206
  ONEOK, Inc.                                            7,891              198
  Comcast Corp. Class A                                  4,100              196
  Longs Drug Stores, Inc.                                7,542              195
- W.R. Grace & Co.                                      13,520              188
  Jostens Inc.                                           7,055              172
  Polaroid Corp.                                         8,560              161
  Armstrong World Industries Inc.                        4,627              154
  Springs Industries Inc. Class A                        3,560              142
  Rite Aid Corp.                                        12,602              141
  Raytheon Co. Class A                                   5,497              136
  Fleetwood Enterprises, Inc.                            6,556              135
  McKesson HBOC, Inc.                                    5,769              130
  J.C. Penney Co., Inc.                                  6,006              120
- Office Depot, Inc.                                    10,500              115
  Russell Corp.                                          6,820              114
  Milacron Inc.                                          7,215              111
  IKON Office Solutions, Inc.                           15,266              104
  NACCO Industries, Inc. Class A                         1,531               85
  Foster Wheeler Corp.                                   8,822               78
  The Pep Boys
    (Manny, Moe & Jack)                                  8,036               73
- Pactiv Corp.                                           4,177               44
  Service Corp. International                            2,180               15
- Viacom Inc. Class A                                      200               12
- Reebok International Ltd.                                791                6
- Allied Waste Industries, Inc.                            200                2
  Owens Corning                                             47                1
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,599,687)                                                   2,349,144
---------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.6%)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.25%, 1/3/2000                                       $4,393            4,393
  3.47%, 1/3/2000--Note G                                8,748            8,748
---------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $13,141)                                                         13,141
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
  (COST $1,612,828)                                                   2,362,285
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
---------------------------------------------------------------------------------
Other Assets--Note B                                                      7,244
Liabilities--Note G                                                     (21,316)
                                                                     -----------
                                                                        (14,072)
---------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $2,348,213
=================================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt


-------------------------------------------------------------------
                                                            AMOUNT
                                                             (000)
-------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------
Paid in Capital                                         $1,624,009
Overdistributed Net Investment Income                         (792)
Accumulated Net Realized Losses--Note E                    (24,461)
Unrealized Appreciation--Note F                            749,457
--------------------------------------------------------------------
NET ASSETS                                              $2,348,213
====================================================================


Investor Shares--Net Assets
Applicable to 70,439,435 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                             $2,240,420
--------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                            $31.81
====================================================================


Institutional Shares--Net Assets
Applicable to 3,388,992 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                               $107,793
--------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INSTITUTIONAL SHARES                                       $31.81
====================================================================

---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
CAPITAL APPRECIATION FUND                               SHARES            (000)
---------------------------------------------------------------------------------
COMMON STOCKS (100.0%)
---------------------------------------------------------------------------------
  General Electric Co.                                 684,178       $  105,876
- Microsoft Corp.                                      777,000           90,715
- Cisco Systems, Inc.                                  662,100           70,927
  Intel Corp.                                          705,300           58,055
  Lucent Technologies, Inc.                            642,154           48,041
- QUALCOMM, Inc.                                       236,800           41,706
  Wal-Mart Stores, Inc.                                588,000           40,646
  International Business
    Machines Corp.                                     375,800           40,586
  Citigroup, Inc.                                      704,877           39,165
- America Online, Inc.                                 467,922           35,299
  Home Depot, Inc.                                     475,800           32,622
- MCI WorldCom, Inc.                                   608,598           32,294
  Procter & Gamble Co.                                 278,500           30,513
  American International
    Group, Inc.                                        275,835           29,825
  Merck & Co., Inc.                                    439,000           29,440
  The Coca-Cola Co.                                    481,300           28,036
- Oracle Corp.                                         248,412           27,838
  Pfizer, Inc.                                         821,300           26,641
  AT&T Corp.                                           523,114           26,548
- Sun Microsystems, Inc.                               329,100           25,485
  Johnson & Johnson                                    273,248           25,446
  Exxon Mobil Corp.                                    304,267           24,513
- Dell Computer Corp.                                  457,200           23,317
- EMC Corp.                                            210,100           22,953
  Time Warner, Inc.                                    262,850           19,040
  Morgan Stanley Dean
    Witter & Co.                                       126,300           18,029
  Hewlett-Packard Co.                                  154,000           17,546
  Texas Instruments, Inc.                              175,100           16,963
  American Express Co.                                 100,400           16,692
- AT&T Corp.-Liberty Media Group
    Class A                                            271,090           15,384
  Motorola, Inc.                                       102,100           15,034
- Yahoo!, Inc.                                          34,000           14,711
- Amgen, Inc.                                          241,300           14,493
- CBS Corp.                                            215,040           13,749
- Veritas Software Corp.                                90,900           13,010
  The Walt Disney Co.                                  435,309           12,733
  Schering-Plough Corp.                                296,700           12,517
  McDonald's Corp.                                     295,200           11,900
- Applied Materials, Inc.                               91,900           11,643
  Fannie Mae                                           180,100           11,245
  MediaOne Group, Inc.                                 143,100           10,992
- JDS Uniphase Corp.                                    66,800           10,776
- Sprint PCS                                           103,000           10,558
  Sprint Corp.                                         154,000           10,366
  Medtronic, Inc.                                      278,200           10,137
- Siebel Systems, Inc.                                 117,000            9,828
- VoiceStream Wireless Corp.                            69,000            9,820
  Abbott Laboratories                                  264,400            9,601
  Alcoa Inc.                                           115,446            9,582
  Comcast Corp.-Special Class A                        185,432            9,376
  PepsiCo, Inc.                                        263,600            9,292
  E.I. du Pont de Nemours & Co.                        140,600            9,262
  Vodafone Airtouch PLC ADR                            181,750            8,997
- Teradyne, Inc.                                       136,200            8,989
  American Home Products Corp.                         218,800            8,629
  Gillette Co.                                         206,916            8,522
- Analog Devices, Inc.                                  90,133            8,382
- Xilinx, Inc.                                         178,800            8,130
- Solectron Corp.                                       84,000            7,991
- Clear Channel
    Communications, Inc.                                88,720            7,918
  The Gap, Inc.                                        170,787            7,856
- NEXTEL Communications, Inc.                           75,300            7,765
  Computer Associates
    International, Inc.                                108,462            7,586
  Compaq Computer Corp.                                276,930            7,494
- Viacom Inc. Class B                                  120,312            7,271
  Charles Schwab Corp.                                 187,800            7,207
  Bristol-Myers Squibb Co.                             112,000            7,189
- Apple Computer, Inc.                                  69,700            7,166
  Walgreen Co.                                         241,300            7,058
- BMC Software, Inc.                                    88,200            7,050
  The Boeing Co.                                       165,470            6,877
- Qwest Communications
    International Inc.                                 157,476            6,771
- Global Crossing Ltd.                                 134,890            6,745
- McLeodUSA, Inc. Class A                              112,200            6,606
  Honeywell International Inc.                         114,500            6,605
  Freddie Mac                                          139,800            6,579
- Cendant Corp.                                        242,125            6,431
- KLA-Tencor Corp.                                      57,600            6,415
- General Instrument Corp.                              75,100            6,384
- Novell, Inc.                                         159,800            6,362
  Adobe Systems, Inc.                                   94,200            6,335
- Level 3 Communications, Inc.                          76,900            6,296
  BellSouth Corp.                                      132,400            6,198
- Infinity Broadcasting Corp.                          167,400            6,058
- Micron Technology, Inc.                               77,200            6,002
- Lexmark International Group,
    Inc. Class A                                        66,200            5,991
  Monsanto Co.                                         165,700            5,903
  Lowe's Cos., Inc.                                     98,700            5,897
- Biogen, Inc.                                          69,600            5,881
  Bank of America Corp.                                115,875            5,815
- Immunex Corp.                                         53,200            5,815
- Smurfit-Stone Container Corp.                        234,602            5,748
- Intuit, Inc.                                          95,400            5,718
  Kimberly-Clark Corp.                                  87,496            5,709
  Merrill Lynch & Co., Inc.                             68,000            5,678
- Atmel Corp.                                          191,600            5,664
- Costco Wholesale Corp.                                62,000            5,658
- Cablevision Systems Corp.
    Class B                                             74,800            5,647
- Compuware Corp.                                      151,200            5,632
- 3Com Corp.                                           117,375            5,517
  First Data Corp.                                     111,262            5,487
- Tellabs, Inc.                                         85,200            5,469
- LSI Logic Corp.                                       78,400            5,292
  Automatic Data Processing, Inc.                       98,100            5,285
  Electronic Data Systems Corp.                         78,800            5,275
- Altera Corp.                                         105,000            5,204
- Computer Sciences Corp.                               54,800            5,185
- General Motors Corp. Class H                          53,800            5,165
- Gateway, Inc.                                         70,400            5,073
- Maxim Integrated Products, Inc.                      107,200            5,059
  Columbia/HCA Healthcare Corp.                        170,821            5,007
- Safeway, Inc.                                        140,784            5,007

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
---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
CAPITAL APPRECIATION FUND                               SHARES            (000)
---------------------------------------------------------------------------------
- Safeguard Scientifics, Inc.                           30,700       $    4,975
- Citrix Systems, Inc.                                  40,100            4,932
- NEXTLINK Communications, Inc.                         58,800            4,884
  Conoco Inc. Class B                                  190,000            4,726
  Associates First Capital Corp.                       171,388            4,702
  Telephone & Data Systems, Inc.                        36,900            4,649
- MedImmune Inc.                                        28,000            4,645
- AES Corp.                                             62,000            4,635
- ADC Telecommunications, Inc.                          62,300            4,521
  Providian Financial Corp.                             49,500            4,508
- Guidant Corp.                                         95,300            4,479
- NTL Inc.                                              35,625            4,444
- Seagate Technology Inc.                               94,670            4,408
- Adaptec, Inc.                                         87,700            4,374
- SCI Systems, Inc.                                     52,800            4,340
- AMFM Inc.                                             54,400            4,257
  Linear Technology Corp.                               59,400            4,251
- Parametric Technology Corp.                          156,400            4,233
- Nabors Industries, Inc.                              136,200            4,214
- Amazon.com, Inc.                                      54,800            4,172
  Lehman Brothers Holdings, Inc.                        49,100            4,158
- FDX Corp.                                            101,100            4,139
- Cox Communications, Inc.
    Class A                                             80,200            4,130
  Emerson Electric Co.                                  71,200            4,085
- U.S. Cellular Corp.                                   40,200            4,058
- Federated Department  Stores, Inc.                    79,700            4,030
- Chiron Corp.                                          94,840            4,019
- National Semiconductor Corp.                          93,200            3,990
  BroadWing Inc.                                       106,100            3,912
  CVS Corp.                                             97,428            3,891
  Molex, Inc.                                           68,525            3,885
  AFLAC, Inc.                                           81,900            3,865
  Kansas City Southern
    Industries, Inc.                                    51,500            3,843
- Forest Laboratories, Inc.                             62,400            3,834
- Electronic Arts Inc.                                  45,600            3,830
  Circuit City Stores, Inc.                             85,000            3,830
- Kohl's Corp.                                          53,000            3,826
- AMR Corp.                                             57,100            3,826
  Illinois Tool Works, Inc.                             56,600            3,824
  Philip Morris Cos., Inc.                             163,800            3,798
  Harley-Davidson, Inc.                                 59,100            3,786
  General Motors Corp.                                  51,500            3,743
  ENSCO International, Inc.                            162,000            3,706
  State Street Corp.                                    50,300            3,675
- Western Wireless Corp. Class A                        55,000            3,671
- Conexant Systems, Inc.                                55,200            3,664
- Noble Drilling Corp.                                 111,100            3,639
- Advanced Micro Devices, Inc.                         124,500            3,603
- Univision Communications Inc.                         35,100            3,587
- Winstar Communications, Inc.                          47,800            3,579
- The Kroger Co.                                       188,900            3,565
- Calpine Corp.                                         55,600            3,558
  Cardinal Health, Inc.                                 74,275            3,556
  ALLTEL Corp.                                          42,953            3,552
  IMS Health, Inc.                                     130,400            3,545
- Freeport-McMoRan Copper &
    Gold Inc. Class B                                  167,687            3,542
  Sysco Corp.                                           89,200            3,529
  Capital One Financial Corp.                           73,100            3,523
- Staples, Inc.                                        169,130            3,509
  Paychex, Inc.                                         87,587            3,503
- Cadence Design Systems, Inc.                         145,500            3,492
- Sanmina Corp.                                         34,600            3,456
  MGIC Investment Corp.                                 57,100            3,437
- Tenet Healthcare Corp.                               145,737            3,425
- Allegiance Telecom, Inc.                              36,500            3,367
- Citizens Utilities Co. Class B                       235,002            3,334
  Southwest Airlines Co.                               205,425            3,325
  Dynegy,Inc.                                          136,100            3,309
  The Goldman Sachs Group, Inc.                         35,000            3,297
  United Healthcare Corp.                               61,900            3,288
- USA Networks, Inc.                                    59,480            3,286
  Tandy Corp.                                           66,600            3,276
- PeopleSoft, Inc.                                     153,400            3,269
- Global TeleSystems Group, Inc.                        94,000            3,255
- BJ Services Co.                                       77,000            3,220
  Champion International Corp.                          51,800            3,208
- Best Buy Co., Inc.                                    63,700            3,197
- Health Management Associates
    Class A                                            238,868            3,195
- Vitesse Semiconductor Corp.                           60,400            3,167
- Rowan Cos., Inc.                                     145,000            3,145
  Kerr-McGee Corp.                                      50,649            3,140
- Cooper Cameron Corp.                                  63,700            3,117
  CenturyTel, Inc.                                      64,200            3,041
- Boston Scientific Corp.                              138,600            3,032
  UnumProvident Corp.                                   94,420            3,027
- Smith International, Inc.                             60,700            3,016
  Delta Air Lines, Inc.                                 60,300            3,004
  Stryker Corp.                                         43,000            2,994
- Medical Manager Corp.                                 35,500            2,991
- AutoZone Inc.                                         92,100            2,976
- American Tower Corp. Class A                          96,000            2,934
- TV Guide, Inc.                                        68,200            2,933
  AXA Financial, Inc.                                   86,500            2,930
  Minnesota Mining &
    Manufacturing Co.                                   29,900            2,926
- CDW Computer Centers, Inc.                            37,200            2,925
  Biomet, Inc.                                          72,700            2,908
- At Home Corp. Series A                                67,600            2,898
- Tricon Global Restaurants, Inc.                       74,540            2,879
- Comverse Technology, Inc.                             19,800            2,866
- PanAmSat Corp.                                        48,100            2,856
- Synopsys, Inc.                                        42,627            2,845
  Manpower Inc.                                         74,900            2,818
- Kmart Corp.                                          279,400            2,811
- Global Marine, Inc.                                  169,100            2,811
- Gentex Corp.                                         101,200            2,808
- Genzyme Corp.                                         62,200            2,799
- Wellpoint Health Networks Inc.
    Class A                                             42,203            2,783
- i2 Technologies, Inc.                                 14,200            2,769
- IVAX Corp.                                           106,800            2,750
  The PMI Group Inc.                                    56,100            2,738
- Concord EFS, Inc.                                    105,550            2,718
- Navistar International Corp.                          57,000            2,700
- Unisys Corp.                                          84,500            2,699
- Fox Entertainment Group, Inc.
    Class A                                            108,200            2,698

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
---------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
---------------------------------------------------------------------------------
- American Standard Cos., Inc.                          58,500       $    2,684
  Praxair, Inc.                                         53,100            2,672
- Fiserv, Inc.                                          69,400            2,659
- Jabil Circuit, Inc.                                   36,400            2,657
- American Power
    Conversion Corp.                                   100,400            2,648
  Golden West Financial Corp.                           78,900            2,643
  Starwood Hotels & Resorts
    Worldwide, Inc.                                    112,024            2,633
  Coastal Corp.                                         74,100            2,626
- Dollar Tree Stores, Inc.                              54,000            2,616
  Weatherford International, Inc.                       65,400            2,612
- UnitedGlobalCom Inc. Class A                          36,900            2,606
  Newmont Mining Corp.                                 105,856            2,593
- Associated Group, Inc.                                28,350            2,587
- Waters Corp.                                          48,700            2,581
  Mylan Laboratories, Inc.                             102,150            2,573
  Danaher Corp.                                         53,300            2,572
  Delphi Automotive Systems Corp.                      162,994            2,567
- Office Depot, Inc.                                   234,400            2,564
- Bed Bath & Beyond, Inc.                               73,700            2,561
- Owens-Illinois, Inc.                                 101,800            2,551
- Network Associates, Inc.                              95,550            2,550
  Nucor Corp.                                           46,400            2,543
- Modis Professional Services Inc.                     178,400            2,542
- DST Systems, Inc.                                     33,300            2,541
- PSINet, Inc.                                          41,000            2,532
- Sepracor Inc.                                         25,400            2,519
- R & B Falcon Corp.                                   189,746            2,514
- BISYS Group, Inc.                                     38,400            2,506
- St. Jude Medical, Inc.                                81,208            2,492
  Franklin Resources Corp.                              77,500            2,485
- Express Scripts                                       38,800            2,483
  ServiceMaster Co.                                    198,500            2,444
- Continental Airlines, Inc. Class B                    54,900            2,436
  Anadarko Petroleum Corp.                              70,600            2,409
  Archer-Daniels-Midland Co.                           197,530            2,407
- Affiliated Computer Services,
    Inc. Class A                                        52,300            2,406
- Starbucks Corp.                                       98,976            2,400
- Harrah's Entertainment, Inc.                          90,500            2,393
- Time Warner Telecom Inc.                              47,900            2,392
  International Game Technology                        117,400            2,385
- Jones Apparel Group, Inc.                             87,900            2,384
- Watson Pharmaceuticals, Inc.                          66,300            2,374
- FMC Corp.                                             41,300            2,367
  Wrigley, (Wm.) Jr. Co.                                28,400            2,355
- Pacificare Health Systems, Inc.                       44,428            2,355
- Park Place Entertainment                             188,100            2,351
- UAL Corp.                                             30,300            2,350
- SPX Corp.                                             29,000            2,344
  Dollar General Corp.                                 102,950            2,342
  Burlington Northern
    Santa Fe Corp.                                      96,393            2,338
- Convergys Corp.                                       75,900            2,334
  The Hartford Financial
    Services Group Inc.                                 49,200            2,331
- Metromedia Fiber Network, Inc.                        48,600            2,330
- Sealed Air Corp.                                      44,836            2,323
- BJ's Wholesale Club, Inc.                             63,400            2,314
  Expeditors International of
    Washington, Inc.                                    52,500            2,300
- Robert Half International, Inc.                       80,200            2,291
  NSTAR                                                 56,500            2,288
  McKesson HBOC, Inc.                                  101,124            2,282
- US Airways Group, Inc.                                70,900            2,273
- Sybron International Corp.                            90,900            2,244
  AMBAC Financial Group Inc.                            42,900            2,239
- Toys R Us, Inc.                                      156,000            2,233
- Lincare Holdings, Inc.                                63,900            2,217
  Allmerica Financial Corp.                             39,844            2,216
  Northeast Utilities                                  107,400            2,208
- Knight/Trimark Group, Inc.                            47,850            2,201
- Tech Data Corp.                                       81,000            2,197
- Abercrombie & Fitch Co.                               82,316            2,197
- Howmet International  Inc.                           121,600            2,196
  Sigma-Aldrich Corp.                                   72,800            2,189
- Litton Industries, Inc.                               43,600            2,175
- MiniMed, Inc.                                         29,500            2,161
  Becton, Dickinson & Co.                               80,600            2,156
- Chris-Craft Industries, Inc.                          29,801            2,149
  Amerada Hess Corp.                                    37,800            2,145
  Cintas Corp.                                          40,200            2,136
- Niagara Mohawk Holdings Inc.                         153,000            2,132
- Mohawk Industries, Inc.                               80,700            2,128
  NIKE, Inc. Class B                                    42,500            2,106
- MidAmerican Energy Holdings Co.                       62,200            2,095
  Progressive Corp. of Ohio                             28,600            2,091
- Lear Corp.                                            65,200            2,086
- ALZA Corp.                                            60,200            2,084
- NCR Corp.                                             54,937            2,081
  Apache Corp.                                          56,300            2,080
  Caterpillar, Inc.                                     44,000            2,071
  Tenneco Automotive, Inc.                             221,705            2,065
  General Dynamics Corp.                                39,100            2,063
- Payless ShoeSource, Inc.                              43,800            2,059
- Saks Inc.                                            132,100            2,056
  Zions Bancorp                                         34,600            2,048
- Ocean Energy, Inc.                                   263,540            2,042
- eBay Inc.                                             16,300            2,041
  SBC Communications Inc.                               41,720            2,034
- Zale Corp.                                            41,800            2,022
- Catellus Development Corp.                           157,400            2,017
- PRIMEDIA Inc.                                        122,100            2,015
- RCN Corp.                                             41,500            2,013
  International Paper Co.                               35,600            2,009
  Investment Technology
    Group, Inc.                                         69,800            2,007
- Universal Health Services
    Class B                                             55,700            2,005
  Newell Rubbermaid, Inc.                               68,510            1,987
- Santa Fe Snyder Corp.                                248,070            1,985
- Electronics for Imaging, Inc.                         34,100            1,982
- The Neiman Marcus Group,
    Inc. Class A                                        70,600            1,972
  Rouse Co. REIT                                        92,000            1,955
  Aetna Inc.                                            34,997            1,953
- Trigon Healthcare, Inc.                               66,200            1,953
  The St. Joe Co.                                       79,600            1,935
  Columbia Energy Group                                 30,300            1,916

---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
CAPITAL APPRECIATION FUND                               SHARES            (000)
---------------------------------------------------------------------------------
- Safety-Kleen Corp.                                   169,234       $    1,914
- ICOS Corp.                                            65,200            1,907
  M & T Bank Corp.                                       4,600            1,906
  Lyondell Chemical Co.                                149,100            1,901
- Healtheon/WebMD Corp.                                 50,300            1,886
- American Eagle Outfitters, Inc.                       41,800            1,881
  USG Corp.                                             39,700            1,871
- Keebler Foods Co.                                     66,400            1,868
- CNA Financial Corp.                                   47,900            1,865
- AutoNation, Inc.                                     201,600            1,865
- Adelphia Communications
    Corp. Class A                                       28,400            1,864
  Roslyn Bancorp, Inc.                                 100,400            1,857
- Sterling Commerce, Inc.                               54,300            1,850
- Polo Ralph Lauren Corp.                              108,300            1,848
  Great Lakes Chemical Corp.                            48,200            1,841
- Manor Care, Inc.                                     114,600            1,834
- Golden State Bancorp Inc.                            106,100            1,830
- Outback Steakhouse                                    70,550            1,830
- Williams Sonoma, Inc.                                 39,600            1,822
  Total System Services, Inc.                          111,550            1,820
  Transatlantic Holdings, Inc.                          23,300            1,819
- U.S. Foodservice                                     108,300            1,814
  Darden Restaurants Inc.                               99,900            1,811
- Blyth Industries, Inc.                                73,700            1,810
- Teledyne Technologies, Inc.                          190,877            1,801
- SunGard Data Systems, Inc.                            75,500            1,793
- Exodus Communications, Inc.                           20,000            1,776
  EOG Resources, Inc.                                  101,100            1,776
  Loews Corp.                                           29,100            1,766
- Metro-Goldwyn-Mayer Inc.                              74,800            1,762
  Alberto-Culver Co. Class B                            68,000            1,755
- Northwest Airlines Corp. Class A                      78,300            1,742
- VISIX Inc.                                            33,600            1,739
  Tyson Foods, Inc.                                    106,450            1,730
- Too Inc.                                             100,068            1,726
- MGM Grand, Inc.                                       34,066            1,714
- Brinker International, Inc.                           71,400            1,714
- Barnes & Noble, Inc.                                  82,600            1,704
  Shaw Industries, Inc.                                110,000            1,698
- United Rentals, Inc.                                  98,500            1,687
- Ceridian Corp.                                        78,200            1,686
  Fastenal Co.                                          37,500            1,685
  Burlington Resources, Inc.                            50,500            1,670
- Arrow Electronics, Inc.                               65,500            1,662
  Solutia, Inc.                                        105,800            1,633
  Marriott International, Inc. Class A                  51,700            1,632
- ACNielson Corp.                                       65,500            1,613
  Clayton Homes Inc.                                   174,795            1,606
  Noble Affiliates, Inc.                                74,900            1,606
- Andrx Corp.                                           37,500            1,587
- Venator Group, Inc.                                  225,759            1,580
  Autoliv, Inc.                                         53,947            1,578
- Hispanic Broadcasting Corp.                           17,000            1,568
- J.D. Edwards & Co.                                    52,200            1,559
  Centex Corp.                                          62,700            1,548
- Oxford Health Plan                                   121,700            1,544
- Portal Software, Inc.                                 15,000            1,543
  Fluor Corp.                                           33,600            1,541
  ITT Industries, Inc.                                  45,900            1,535
- Linens 'n Things, Inc.                                51,700            1,532
  Millipore Corp.                                       39,200            1,514
  W.W. Grainger, Inc.                                   31,400            1,501
- Allied Waste Industries, Inc.                        169,400            1,493
  MBIA, Inc.                                            28,000            1,479
  Martin Marietta Materials, Inc.                       35,900            1,472
  Homestake Mining Co.                                 187,200            1,463
  CNF Transportation, Inc.                              42,200            1,456
  IBP, Inc.                                             79,900            1,438
- HEALTHSOUTH Corp.                                    257,602            1,385
- Centennial Cellular Corp. Class A                     16,600            1,376
  Wesco Financial Corp.                                  5,580            1,367
  Union Pacific Corp.                                   31,253            1,363
- Premier Parks Inc.                                    47,000            1,357
  Autodesk, Inc.                                        39,900            1,347
  Kellogg Co.                                           43,700            1,347
  Williams Cos., Inc.                                   43,789            1,338
- Quantum Corp.-DLT &
    Storage Systems                                     87,200            1,319
- Sterling Software, Inc.                               41,700            1,314
  The Pepsi Bottling Group, Inc.                        78,000            1,292
  Baker Hughes, Inc.                                    60,480            1,274
  Senior Housing Properties
    Trust REIT                                         102,000            1,269
  FirstEnergy Corp.                                     55,900            1,268
  Fort James Corp.                                      46,087            1,262
  R.J. Reynolds Tobacco
    Holdings, Inc.                                      70,953            1,251
  Beckman Coulter, Inc.                                 24,500            1,246
  The Limited, Inc.                                     28,437            1,232
  Johns Manville Corp.                                  87,000            1,218
- Silicon Graphics, Inc.                               123,300            1,210
- Mirage Resorts, Inc.                                  78,400            1,201
  BHC Communications, Inc. Class A                       7,500            1,200
  Hasbro, Inc.                                          62,100            1,184
- Republic Services, Inc. Class A                       79,700            1,146
  Dime Bancorp, Inc.                                    75,400            1,140
  Coca-Cola Enterprises, Inc.                           55,000            1,107
  Ford Motor Co.                                        20,200            1,079
  Waste Management, Inc.                                62,797            1,079
- eToys Inc.                                            40,300            1,058
  Bank One Corp.                                        32,959            1,057
  Diamond Offshore Drilling, Inc.                       33,700            1,030
- Humana, Inc.                                         125,400            1,027
  Sodexho Marriott Services, Inc.                       77,525            1,008
  Lancaster Colony Corp.                                30,050              995
- Storage Technology Corp.                              52,200              962
- Brocade Communications
    Systems, Inc.                                        5,400              956
  Nordstrom, Inc.                                       36,200              948
  American General Corp.                                12,461              945
- Foundation Health Systems
    Class A                                             93,970              934
  Reinsurance Group of
    America, Inc.                                       33,200              921
- LHS Group, Inc.                                       37,500              921
  20th Century Industries of CA                         47,300              913
  New Century Energies, Inc.                            29,800              905
- Revlon, Inc. Class A                                 110,400              876
  DENTSPLY International Inc.                           36,400              860
- Thermo Electron Corp.                                 56,900              854
- Viacom Inc. Class A                                   13,688              827

---------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
---------------------------------------------------------------------------------
  Cummins Engine Co., Inc.                              16,900       $      816
- Quintiles Transnational Corp.                         43,500              813
  Rohm & Haas Co.                                       19,950              812
  Mattel, Inc.                                          61,632              809
- Scient Corp.                                           9,000              778
  A. H. Belo Corp. Class A                              38,400              732
  E.W. Scripps Co. Class A                              15,235              683
  Hilton Hotels Corp.                                   69,750              671
  Conseco Inc.                                          35,039              626
- Thermo Instrument Systems, Inc.                       55,458              617
- Priceline.com Inc.                                    12,500              592
- Cabletron Systems, Inc.                               21,700              564
  Mallinckrodt, Inc.                                    16,800              534
  Reynolds & Reynolds Class A                           23,500              529
  Sealed Air Corp. $2.00 Cvt. Pfd.                      10,117              511
  Whitman Corp.                                         35,600              478
  Young & Rubicam Inc.                                   6,500              460
- International Specialty
    Products, Inc.                                      48,353              444
- Consolidated Stores, Inc.                             27,206              442
  Texaco Inc.                                            7,960              432
  Host Marriott Corp. REIT                              50,543              417
  Cooper Tire & Rubber Co.                              26,500              412
  Reynolds Metals Co.                                    5,300              406
- Snyder Communications, Inc.                           19,300              372
  Albertson's, Inc.                                     10,800              348
  Federal-Mogul Corp.                                   16,200              326
  The Clorox Co.                                         6,420              323
  Allegheny Technologies Inc.                           13,571              304
- Quantum Corp.- Hard Disk Drive                        43,600              302
- Mandalay Resort Group                                 14,200              286
  Texas Utilities Co.                                    7,965              283
- NorthPoint Communications
    Group, Inc.                                         10,000              240
  U S WEST, Inc.                                         3,009              217
  IKON Office Solutions, Inc.                           26,500              181
  St. Paul Cos., Inc.                                    4,800              162
  Cinergy Corp.                                          5,700              138
  Baxter International, Inc.                             2,000              126
- Covad Communications Group, Inc.                       2,000              112
  Dole Food Co.                                          5,200               85
  Raytheon Co. Class A                                   3,284               81
- Pac-West Telecom, Inc.                                 3,070               81
- Associated Group, Inc. Class B                           750               69
- DLJdirect                                              5,000               68
- Ventiv Health, Inc.                                    6,433               59
- Gartner Group, Inc. Class B                            2,895               40
- Water Pik Technologies, Inc.                           1,357               13
  Union Pacific Resources Group, Inc.                      239                3
  York International Corp.                                 100                3
- Freeport-McMoRan Copper &
    Gold, Inc. Class A                                     138                3
  Crown Cork & Seal Co., Inc.                              100                2
  Lockheed Martin Corp.                                    100                2
  Dillard's Inc.                                           100                2
  Owens Corning                                            100                2
  IMC Global Inc.                                          106                2
- Circle.com                                               125                2
  Gartner Group, Inc. Class A                              100                2
  The Warnaco Group, Inc. Class A                          100                1
  J.C. Penney Co., Inc.                                     54                1
  Louisiana-Pacific Corp.                                   50                1
  Meditrust Corp.                                          122                1
  Nabisco Group Holdings Corp.                              60                1
- Genzyme Surgical Products                                100                1
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,358,046)                                                   2,544,325
---------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.0%)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.25%, 1/3/2000                                      $ 5,540            5,540
  3.47%, 1/3/2000--Note G                               43,507           43,507
---------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $49,047)                                                         49,047
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.0%)
  (COST $1,407,093)                                                   2,593,372
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.0%)
---------------------------------------------------------------------------------
Other Assets--Note B                                                      6,433
Liabilities--Note G                                                     (56,255)
                                                                     -----------
                                                                        (49,822)
---------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $2,543,550
=================================================================================


*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.

REIT--Real Estate Investment Trust.


---------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
---------------------------------------------------------------------------------
Paid in Capital                                                      $1,410,534
Overdistributed Net Investment Income                                      (811)
Accumulated Net Realized Losses--Note E                                 (52,452)
Unrealized Appreciation--Note F                                       1,186,279
---------------------------------------------------------------------------------
NET ASSETS                                                           $2,543,550
=================================================================================

Investor Shares--Net Assets
Applicable to 69,594,606 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $2,378,342
---------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                         $34.17
=================================================================================

Institutional Shares--Net Assets
Applicable to 4,833,689 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $165,208
---------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE--
 INSTITUTIONAL SHARES                                                    $34.18
=================================================================================

---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
SMALL-CAP FUND                                          SHARES            (000)
---------------------------------------------------------------------------------
COMMON STOCKS (99.7%)
---------------------------------------------------------------------------------
- IDEC Pharmaceuticals Corp.                            23,800       $    2,338
- Mercury Interactive Corp.                             21,600            2,331
- Macromedia, Inc.                                      27,900            2,040
- Whittman-Hart, Inc.                                   31,900            1,711
- Clarify, Inc.                                         13,300            1,676
- RSA Security Inc.                                     21,600            1,674
- HNC Software, Inc.                                    13,800            1,459
- C-Cube Microsystems, Inc.                             22,800            1,419
- Valassis Communications, Inc.                         31,700            1,339
- Micrel, Inc.                                          23,200            1,321
- Lattice Semiconductor Corp.                           26,900            1,268
  Expeditors International of
    Washington, Inc.                                    28,300            1,240
  True North Communications                             27,000            1,206
- Xircom, Inc.                                          15,900            1,192
- Catalina Marketing Corp.                              10,300            1,192
  SEI Corp.                                             10,000            1,190
  CTS Corp.                                             15,400            1,161
- CommScope, Inc.                                       28,500            1,149
- Gentex Corp.                                          41,200            1,143
- Burr-Brown Corp.                                      31,200            1,127
- National Instruments Corp.                            28,100            1,075
- Aspect Communications Corp.                           27,400            1,072
  Jones Pharma, Inc.                                    24,350            1,058
- Oak Industries, Inc.                                   9,900            1,051
  Dallas Semiconductor Corp.                            16,300            1,050
- Zebra Technologies Corp. Class A                      17,700            1,035
- Williams Sonoma, Inc.                                 22,100            1,017
- KEMET Corp.                                           22,300            1,005
- BISYS Group, Inc.                                     15,400            1,005
  Radian Group, Inc.                                    20,900              998
- INCYTE Pharmaceuticals, Inc.                          16,000              960
- Zale Corp.                                            19,700              953
- Vicor Corp.                                           23,200              940
- Ciber, Inc.                                           33,300              916
- Cognex Corp.                                          23,400              913
- Digital Microwave Corp.                               38,300              898
- Interim Services, Inc.                                35,590              881
  U.S. Trust Corp.                                      10,500              842
  Applied Power, Inc.                                   22,000              808
- Visio Corp.                                           17,000              807
- Patterson Dental Co.                                  18,800              801
- QRS Corp.                                              7,600              798
- Technology Solutions Co.                              24,200              792
- Snyder Communications, Inc.                           40,200              774
  Cullen/Frost Bankers, Inc.                            30,000              772
  Eaton Vance Corp.                                     20,300              771
- AmeriCredit Corp.                                     41,600              770
- Remedy Corp.                                          16,200              767
  UST Corp.                                             24,100              765
- International Rectifier Corp.                         29,400              764
- Hyperion Solutions Corp.                              17,400              757
  United Water Resources, Inc.                          21,900              749
- Dendrite International, Inc.                          22,100              749
- Protein Design Labs, Inc.                             10,600              742
  Ethan Allen Interiors, Inc.                           23,000              737
  Hudson United Bancorp                                 28,527              729
- The Profit Recovery Group
    International, Inc.                                 27,450              729
- Proxim, Inc.                                           6,600              726
- Black Box Corp.                                       10,700              717
- American Management
    Systems, Inc.                                       22,800              715
  USFreightways Corp.                                   14,900              713
- Verity, Inc.                                          16,700              711
  FactSet Research Systems Inc.                          8,900              709
- Mueller Industries Inc.                               19,500              707
- Eagle USA Airfreight, Inc.                            16,100              694
- Men's Wearhouse, Inc.                                 23,600              693
  Centura Banks, Inc.                                   15,700              693
- ChoicePoint Inc.                                      16,700              691
- MICROS Systems, Inc.                                   9,300              688
  Corn Products International, Inc.                     21,000              688
- Harbinger Corp.                                       21,600              687
- Whole Foods Market, Inc.                              14,800              686
- Medicis Pharmaceutical Corp.                          16,100              685
- Stillwater Mining Co.                                 21,400              682
  MacDermid, Inc.                                       16,500              677
  Arthur J. Gallagher & Co.                             10,400              673
  National Computer Systems, Inc.                       17,800              670
- Plantronics, Inc.                                      9,300              665
- Powerwave Technologies, Inc.                          11,400              665
- Adaptive Broadband Corp.                               9,000              664
- Copart, Inc.                                          15,100              657
- Project Software &
    Development, Inc.                                   11,800              655
- Linens 'n Things, Inc.                                22,000              652
- C-COR Electronics, Inc.                                8,500              651
- Great Plains Software, Inc.                            8,700              650
- TALK.com, Inc.                                        36,600              650
- Scotts Co.                                            16,000              644
  National Data Corp.                                   18,900              641
  Roper Industries Inc.                                 16,900              639
  Commerce Bancorp, Inc.                                15,800              639
- Dycom Industries, Inc.                                14,500              639
  Methode Electronics, Inc. Class A                     19,800              636
- Cephalon, Inc.                                        18,300              632
- Enzo Biochem, Inc.                                    14,000              631
- Techne                                                11,400              628
- Alpha Industries, Inc.                                10,900              625
- Silicon Valley Bancshares                             12,600              624
- Universal Health Services Class B                     17,300              623
- Newfield Exploration Co.                              23,200              621
- Timberland Co.                                        11,700              619
- O'Reilly Automotive, Inc.                             28,700              617
  First Midwest Bancorp                                 23,200              615
- Smithfield Foods, Inc.                                25,600              614
  Air Express International Corp.                       19,000              614
  Wicor, Inc.                                           21,000              613
  Jack Henry & Associates                               11,400              612
- AnnTaylor Stores Corp.                                17,600              606
  Commercial Federal Corp.                              33,100              589
- Insight Enterprises, Inc.                             14,400              585
- Renal Care Group, Inc.                                24,900              582
  United Bankshares, Inc.                               24,100              575
  Helix Technology Corp.                                12,600              565
- Progress Software Corp.                                9,900              562
- Pacific Sunwear of California                         17,600              561
- Kulicke & Soffa Industries, Inc.                      13,100              557
- ETEC Systems, Inc.                                    12,200              547

---------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
---------------------------------------------------------------------------------
  Harman International
    Industries, Inc.                                     9,700       $      544
- United Stationers, Inc.                               19,000              543
- Pinnacle Systems, Inc.                                13,300              541
- Barrett Resources Corp.                               18,200              536
- 99 Cents Only Stores                                  14,000              535
- Electro Scientific Industries, Inc.                    7,300              533
  Piedmont Natural Gas, Inc.                            17,400              526
- Southern Union Co.                                    27,000              516
- MedQuist, Inc.                                        20,000              516
- Canandaigua Brands, Inc. Class A                      10,100              515
- Dionex Corp.                                          12,500              515
- Varian Medical Systems, Inc.                          17,200              513
  Aptargroup Inc.                                       20,300              510
- Midway Games Inc.                                     21,200              507
  Alpharma, Inc. Class A                                16,500              507
- Vertex Pharmaceuticals, Inc.                          14,400              504
  IDEX Corp.                                            16,500              501
  Polaris Industries, Inc.                              13,800              500
  Texas Industries, Inc.                                11,700              498
  Manitowac Co., Inc.                                   14,550              495
  D. R. Horton, Inc.                                    35,800              494
  Raymond James Financial, Inc.                         26,400              493
  La-Z-Boy Inc.                                         29,300              493
- Pride International Inc.                              33,600              491
- S3, Inc.                                              42,400              490
- Ames Department Stores, Inc.                          16,500              475
  Philadelphia Suburban Corp.                           22,900              474
  Cambrex Corp.                                         13,700              472
  Chittenden Corp.                                      15,800              468
  Whitney Holdings                                      12,600              467
- FileNet Corp.                                         18,300              467
  OM Group, Inc.                                        13,500              465
  Applebee's International, Inc.                        15,700              463
- Michaels Stores, Inc.                                 16,200              462
  E.W. Blanch Holdings, Inc.                             7,500              459
  Pogo Producing Co.                                    22,400              459
- Shire Pharmaceuticals Group ADR                       15,745              458
  First American Financial Corp.                        36,600              455
- Biotechnology General                                 29,500              450
- Jack in the Box Inc.                                  21,300              441
  Community First Bankshares                            27,900              439
- NBTY, Inc.                                            37,600              435
- Artesyn Technologies, Inc.                            20,700              435
- Plexus Corp.                                           9,800              431
  Brady Corp. Class A                                   12,700              431
- CEC Entertainment Inc.                                15,150              430
  Geon Co.                                              13,200              429
  Tredegar Corp.                                        20,700              428
- Kronos, Inc.                                           7,100              426
- InterVoice-Brite, Inc.                                17,800              421
- Vintage Petroleum, Inc.                               34,800              420
  Hooper Holmes, Inc.                                   16,200              417
  United Illuminating Co.                                8,100              416
- Anixter International Inc.                            20,100              414
  Mutual Risk Management Ltd.                           24,600              413
  Fair Issac & Co.                                       7,800              413
- Fossil, Inc.                                          17,800              412
  Regis Corp.                                           21,800              411
  Graco, Inc.                                           11,400              409
- Cost Plus, Inc.                                       11,400              406
- Tower Automotive, Inc.                                26,200              404
- Insituform Technologies Class A                       14,300              404
- Barr Labs Inc.                                        12,800              402
  Trustco Bank                                          30,300              401
  Technitrol, Inc.                                       9,000              400
- MAXIMUS, Inc.                                         11,800              400
  Southwest Gas Corp.                                   17,200              396
  JLG Industries, Inc.                                  24,900              395
- Tuboscope Inc.                                        24,800              394
- The Cheesecake Factory                                11,200              392
  New Jersey Resources Corp.                            10,000              391
  Central Parking Corp.                                 20,400              390
- Brightpoint, Inc.                                     29,700              390
- ShopKo Stores, Inc.                                   16,900              389
  Earthgrains Co.                                       24,100              389
- Safeskin Corp.                                        32,000              388
- Hadco Corp.                                            7,600              388
- Photronics Labs Inc.                                  13,500              386
- Orbital Sciences Corp.                                20,800              386
- Toll Brothers, Inc.                                   20,700              385
  Skywest, Inc.                                         13,700              384
  Rollins Truck Leasing                                 31,900              381
- Cor Therapeutics, Inc.                                14,000              376
  G & K Services, Inc.                                  11,600              376
- Apex Inc.                                             11,600              374
  Werner Enterprises, Inc.                              26,600              374
  Investors Financial Services Corp.                     8,100              373
- Cerner Corp.                                          18,900              372
  Delta & Pine Land Co.                                 21,400              372
  Public Service Co. of
    North Carolina, Inc.                                11,500              372
- Wesley Jessen VisionCare, Inc.                         9,800              371
- Aspen Technologies, Inc.                              14,000              370
  Florida Rock Industries, Inc.                         10,700              368
  Baldor Electric Co.                                   20,300              368
- Cable Design Technologies                             15,900              366
- Stone Energy Corp.                                    10,200              363
- MedImmune Inc.                                         2,190              363
  Reliance Steel & Aluminum Co.                         15,450              362
- Nabors Industries, Inc.                               11,685              362
  TJ International, Inc.                                 8,600              361
  Inter-Tel, Inc.                                       14,400              360
- Coherent, Inc.                                        13,400              358
- Kent Electronics Corp.                                15,700              357
  Mentor Corp.                                          13,800              356
  Atmos Energy Corp.                                    17,400              356
- Concord Communications, Inc.                           8,000              355
- Footstar Inc.                                         11,600              354
  Bank North Group                                      13,100              350
- Delphi Financial Group, Inc.                          11,666              350
- Alliant Techsystems, Inc.                              5,600              349
- IDEXX Laboratories Corp.                              21,600              348
  Enhance Financial Services
    Group, Inc.                                         21,400              348
  Pier 1 Imports Inc.                                   54,400              347
- ResMed Inc.                                            8,300              347
  Eastern Utilities Associates                          11,400              346
- Dura Pharmaceuticals, Inc.                            24,700              344
- Priority Healthcare Corp. Class B                     11,850              343
- Ralcorp Holdings, Inc.                                17,100              341
  Caraustar Industries, Inc.                            14,200              341

---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
SMALL-CAP FUND                                          SHARES            (000)
---------------------------------------------------------------------------------
- ZixIt Corp.                                            8,600       $      341
- SEACOR SMIT Inc.                                       6,500              336
  Datascope Corp.                                        8,400              336
  Invacare Corp.                                        16,700              335
- Valence Technology                                    17,600              334
  First Bancorp/Puerto Rico                             16,100              334
  Elcor Corp.                                           11,000              331
- Tetra Tech, Inc.                                      21,375              329
  Susquehanna Bancshares, Inc.                          20,600              327
- Silicon Valley Group, Inc.                            18,400              327
  Dain Rauscher Corp.                                    7,000              326
- Hollywood Park, Inc.                                  14,500              325
- Orthodontic Centers of
    America, Inc.                                       27,100              324
  Queens County Bancorp, Inc.                           11,900              323
- P-Com, Inc.                                           36,400              322
  Ruby Tuesday, Inc.                                    17,600              320
  MascoTech Inc.                                        25,000              317
  Downey Financial Corp.                                15,700              317
  Northwest Natural Gas Co.                             14,200              312
- Primark Corp.                                         11,200              312
- Summit Technology, Inc.                               26,600              311
  CH Energy Group, Inc.                                  9,400              310
  TNP Enterprises, Inc.                                  7,500              309
  Casey's General Stores                                29,500              308
- Pre-Paid Legal Services, Inc.                         12,800              307
  Energen Corp.                                         17,000              307
  John H. Harland Co.                                   16,700              306
  Russ Berrie and Co., Inc.                             11,600              305
  Kellwood Co.                                          15,600              303
  C & D Technology Inc.                                  7,100              302
- Hutchinson Technology, Inc.                           14,100              300
- Sonic Corp.                                           10,500              299
  Jefferies Group, Inc.                                 13,600              299
- Buckeye Technology, Inc.                              20,100              299
- Dril-Quip, Inc.                                        9,800              298
- Cybex Computer Products Corp.                          7,300              296
- General Semiconductor, Inc.                           20,800              295
- Simpson Manufacturing Co.                              6,700              293
- American Freightways                                  18,100              293
  Belden, Inc.                                          13,900              292
- Anchor Gaming                                          6,700              291
  Fremont General Corp.                                 39,400              291
- Labor Ready, Inc.                                     23,850              289
- Cal Dive International, Inc.                           8,700              288
- Shorewood Packaging Corp.                             15,200              288
  MAF Bancorp, Inc.                                     13,700              287
  A.O. Smith Corp.                                      13,100              287
- Electroglas, Inc.                                     11,200              284
  Northwestern Corp.                                    12,900              284
- Kirby Corp.                                           13,800              283
  Bindly Western Industries, Inc.                       18,766              283
  Michael Foods Group, Inc.                             11,400              281
- ADVO, Inc.                                            11,800              280
- NFO Worldwide, Inc.                                   12,500              280
  Gerber Scientific, Inc.                               12,700              279
  Hughes Supply, Inc.                                   12,900              278
- Atwood Oceanics, Inc.                                  7,200              278
  Bowne & Co., Inc.                                     20,600              278
- Trimble Navigation Ltd.                               12,800              277
- Three-Five Systems, Inc.                               6,666              273
- SLI, Inc.                                             20,100              273
  Commercial Metals Co.                                  8,000              272
- Agribrands International, Inc.                         5,900              271
  AAR Corp.                                             15,100              271
  JSB Financial                                          5,200              270
- The Liposome Co., Inc.                                22,000              268
- Monaco Coach Corp.                                    10,500              268
- DBT Online Inc.                                       10,900              266
- Heartland Express, Inc.                               16,700              263
  Selective Insurance Group                             15,300              263
  Carolina First Corp.                                  14,400              263
- Aztar Corp.                                           24,100              262
  The Toro Co.                                           7,000              261
- CDI Corp.                                             10,800              261
- Ionics, Inc.                                           9,200              259
  Libbey, Inc.                                           9,000              259
  ABM Industries                                        12,600              257
- Specialty Equipment Cos., Inc.                        10,700              256
- Cygnus Inc.                                           14,000              256
- Advance Paradigm, Inc.                                11,800              254
  Wolverine World Wide, Inc.                            23,200              254
- Triarc Cos., Inc. Class A                             13,800              254
  Winnebago Industries, Inc.                            12,600              253
- Midwest Express Holdings, Inc.                         7,900              252
- Barra, Inc.                                            7,900              251
  Provident Bankshares Corp.                            14,485              251
  Cross Timbers Oil Co.                                 27,400              248
  Clarcor Inc.                                          13,700              247
- Biomatrix, Inc.                                       12,800              246
  AMCOL International Corp.                             15,200              245
- Prime Hospitality Corp.                               27,800              245
- Atlantic Coast Airlines Holdings                      10,300              245
  Regal-Beloit Corp.                                    11,800              243
  Premier Bancshares, Inc.                              17,800              243
- US Oncology, Inc.                                     48,900              241
- Pioneer Group, Inc.                                   15,200              239
  Cooper Cos., Inc.                                      7,900              238
- Yellow Corp.                                          14,100              237
  Aquarion Co.                                           6,400              237
- THQ Inc.                                              10,200              237
  Fidelity National Financial, Inc.                     16,400              236
- Landstar System                                        5,500              235
  GenCorp, Inc.                                         23,600              233
  Coca-Cola Bottling Co.                                 4,900              232
  Analogic Corp.                                         7,000              231
- Morrison Knudsen Corp.                                29,300              229
  The Marcus Corp.                                      16,900              227
- Regeneron Pharmaceuticals, Inc.                       17,700              226
- Coventry Health Care Inc.                             33,400              225
  ChemFirst Inc.                                        10,300              225
- Conmed Corp.                                           8,700              225
  Fleming Cos., Inc.                                    21,900              224
- Champion Enterprises, Inc.                            26,200              224
- Nautica Enterprises, Inc.                             19,800              224
- SPS Technologies, Inc.                                 7,000              224
  Cabot Oil & Gas Corp. Class A                         13,800              222
  Connecticut Energy Corp.                               5,700              222
  Watts Industries Class A                              15,000              221
- Fritz Cos., Inc.                                      21,000              221
- Paxar Corp.                                           26,100              220
- Noven Pharmaceuticals, Inc.                           12,100              219

---------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
---------------------------------------------------------------------------------
- Department 56 Inc.                                     9,600       $      217
  Valmont Industries, Inc.                              13,500              217
  Pioneer Standard Electronics Inc.                     15,000              217
  Anchor Bancorp Wisconsin Inc.                         14,300              216
  Justin Industries, Inc.                               14,500              216
- Benchmark Electronics, Inc.                            9,300              213
- SpeedFam-IPEC, Inc.                                   16,400              212
  Riggs National Corp.                                  15,800              208
  Thor Industries, Inc.                                  6,800              207
  Hilb, Rogal and Hamilton Co.                           7,300              206
- Astec Industries, Inc.                                10,900              205
  Zenith National Insurance Corp.                        9,900              204
- The Kroll-O'Gara Co.                                  12,300              203
- HA-LO Industries, Inc.                                26,900              202
  Quanex Corp.                                           7,900              201
- Quiksilver, Inc.                                      12,800              198
- Volt Information Sciences Inc.                         8,300              198
  Wabash National Corp.                                 13,200              198
  WD-40 Co.                                              8,900              197
- U.S. Home Corp.                                        7,700              197
- Syncor International Corp.                             6,700              195
- Performance Food Group Co.                             8,000              195
  Applied Industrial Technology, Inc.                   11,700              195
- Oceaneering International, Inc.                       13,000              194
- Ultratech Stepper, Inc.                               12,000              194
  Aaron Rents, Inc. Class B                             10,900              193
  MDC Holdings, Inc.                                    12,300              193
- IHOP Corp.                                            11,500              192
  Cato Corp. Class A                                    15,200              192
- Inacom Corp.                                          26,100              191
  Watsco, Inc.                                          16,500              191
- Scott Technologies, Inc.                              10,000              189
- Sola International Inc.                               13,600              189
- URS Corp.                                              8,700              189
  New England Business
    Service, Inc.                                        7,700              188
- The Dress Barn, Inc.                                  11,300              188
  Ryland Group, Inc.                                     8,100              187
- American Xtal Technology, Inc.                        10,600              185
  Standard Pacific Corp.                                16,800              185
  Omnova Solutions Inc.                                 23,800              184
  Diagnostic Products Corp.                              7,500              184
  American States Water Co.                              5,100              184
- HS Resources Inc.                                     10,600              183
  Myers Industries, Inc.                                11,460              180
- Alliance Pharmaceutical Corp.                         24,400              180
  Chiquita Brands International, Inc.                   37,700              179
  Thomas Industries, Inc.                                8,700              178
  CKE Restaurants Inc.                                  30,100              177
- Ryan's Family Steak Houses, Inc.                      20,700              176
- Allen Telecom Inc.                                    15,200              176
  Interface, Inc.                                       30,500              175
  Tenneco Automotive, Inc.                              18,700              174
  Trenwick Group Inc.                                   10,200              173
  The Stride Rite Corp.                                 26,500              172
- Discount Auto Parts Inc.                               9,500              172
  Barnes Group, Inc.                                    10,500              171
  Kaman Corp. Class A                                   13,300              171
- Avid Technology, Inc.                                 13,100              171
  Lilly Industries Inc. Class A                         12,700              171
  Computer Task Group, Inc.                             11,500              170
- Checkpoint Systems, Inc.                              16,700              170
- PAREXEL International Corp.                           14,300              169
- Pharmaceutical Product
    Development, Inc.                                   14,200              169
- Billing Concepts Corp.                                25,900              168
  Universal Forest Products, Inc.                       11,300              167
  Chemed Corp.                                           5,800              166
- Consolidated Products Inc.                            16,390              166
- Group 1 Automotive, Inc.                              11,900              166
  Owens & Minor, Inc. Holding Co.                       18,300              164
  Analysts International Corp.                          13,000              163
  Intermet Corp.                                        13,900              162
  Oshkosh B Gosh, Inc. Class A                           7,600              160
- M.S. Carriers, Inc.                                    6,700              160
  Vital Signs, Inc.                                      6,900              158
- Auspex Systems, Inc.                                  15,200              156
  St. Mary Land & Exploration Co.                        6,200              153
  Brush Wellman, Inc.                                    9,100              153
  Park Electrochemical Corp.                             5,700              151
- Friede Goldman Halter, Inc.                           21,779              151
- Information Resources, Inc.                           16,300              151
  Wynn's International Inc.                             10,600              150
- Laser Vision Centers, Inc.                            14,100              149
  Watkins-Johnson Co.                                    3,700              148
  Brown Shoe Company, Inc.                              10,400              147
- Organogenesis, Inc.                                   16,900              147
  Standex International Corp.                            7,000              147
  National Presto Industries, Inc.                       4,100              146
- Players International, Inc.                           17,700              145
- Theragenics Corp.                                     16,000              145
  Telxon Corp.                                           9,000              144
  Robbins & Myers, Inc.                                  6,300              143
  Luby's, Inc.                                          12,500              142
- Gardner Denver Inc.                                    8,500              142
- Network Equipment
    Technologies, Inc.                                  12,000              142
- Stein Mart, Inc.                                      24,700              140
  Pope & Talbot, Inc.                                    8,700              139
  Arctic Cat, Inc.                                      13,900              139
- Teledyne Technologies, Inc.                           14,700              139
- Input/Output, Inc.                                    27,400              139
  Cash America International Inc.                       14,200              138
  Lawson Products, Inc.                                  5,900              136
  Coachmen Industries, Inc.                              9,000              136
- Aviation Sales Co.                                     8,200              135
- Respironics, Inc.                                     16,900              135
- Read Rite Corp.                                       28,100              133
  Sturm, Ruger & Co., Inc.                              14,700              130
- Arkansas Best Corp.                                   10,800              130
- Griffon Corp.                                         16,500              129
- Plains Resources                                      10,300              129
  Phillips-Van Heusen Corp.                             15,300              127
- Consolidated Graphics, Inc.                            8,500              127
  CPI Corp.                                              5,600              126
  Stone & Webster, Inc.                                  7,500              126
- Landry's Seafood Restaurants, Inc.                    14,500              126
- StaffMark, Inc.                                       16,600              126
  Pittston BAX Group                                    11,800              125
  Schweitzer-Mauduit
    International, Inc.                                  9,200              124
  Lindsay Manufacturing Co.                              6,700              122

---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
SMALL-CAP FUND                                          SHARES            (000)
---------------------------------------------------------------------------------
- Lason Holdings, Inc.                                  11,100       $      122
  Skyline Corp.                                          5,100              120
  Commonwealth Industries Inc.                           9,200              120
- General Communication, Inc.                           27,300              119
- ADAC Laboratories                                     11,100              119
  Standard Motor Products, Inc.                          7,400              119
- United Natural Foods, Inc.                             9,900              119
- BE Avionics Inc.                                      13,800              116
- Offshore Logistics, Inc.                              12,400              116
- Epicor Software Corp.                                 22,900              116
- Magellan Health Services, Inc.                        18,300              116
- Jo-Ann Stores, Inc. Class A                           10,200              115
- Esterline Technologies Corp.                           9,900              114
  IMCO Recycling, Inc.                                   9,000              114
  Simpson Industries, Inc.                              10,100              114
  K-Swiss, Inc.                                          6,100              113
  Bassett Furniture Industries, Inc.                     7,000              112
- GC Cos.                                                4,300              111
- Osteotech, Inc.                                        8,200              110
- Wolverine Tube, Inc.                                   7,700              109
  Fedders Corp.                                         19,700              108
- Hanger Orthopedic Group, Inc.                         10,700              107
- Action Performance Cos., Inc.                          9,200              106
- Cyrk International, Inc.                               8,800              105
- SpaceLabs Medical, Inc.                                5,600              104
- Goody's Family Clothing                               19,100              103
- Insurance Auto Auctions, Inc.                          6,500              102
- J & J Snack Foods Corp.                                4,900              100
  Cascade Natural Gas Corp.                              6,200              100
- Komag, Inc.                                           31,700               99
  A.M. Castle & Co.                                      8,300               99
  Republic Group Inc.                                    6,500               98
- Sierra Health Services                                14,600               98
- PictureTel Corp.                                      22,400               97
- Standard Microsystem                                   8,900               96
- Flow International Corp.                               8,400               96
- Exabyte Corp.                                         12,700               95
- RailTex, Inc.                                          5,200               93
  Southwestern Energy Co.                               14,100               93
- Mesa Air Group Inc.                                   19,300               92
- Bombay Co.                                            20,300               91
- McWorter Technologies Inc.                             5,700               91
- Seitel, Inc.                                          13,500               91
- WetSeal, Inc. Class A                                  7,400               91
- Symmetricom Inc.                                       9,100               90
  Enesco Group, Inc.                                     8,000               89
  Mississippi Chemical Corp.                            14,200               88
  Birmingham Steel Corp.                                16,500               88
  Butler Manufacturing Co.                               3,900               87
- Material Sciences Corp.                                8,500               87
- RTI International Metals                              11,500               86
  Guilford Mills, Inc.                                  11,800               86
  Steel Technologies, Inc.                               5,900               86
- Gibson Greetings, Inc.                                 9,500               85
  Oxford Industries, Inc.                                4,300               85
- Digi International, Inc.                               8,100               85
- North American Vaccine, Inc.                          18,700               84
- Franklin Covey Co.                                    11,100               83
- Books-a-Million Inc.                                   9,900               82
  Amcast Industrial Corp.                                5,000               82
  Oakwood Homes Corp.                                   25,500               81
  Nature's Sunshine Inc.                                10,000               80
  Apogee Enterprises, Inc.                              15,800               80
- Advanced Tissue Sciences Inc.                         31,500               79
  Titan International, Inc.                             12,100               79
- The Gymboree Corp.                                    13,900               78
  Dimon Inc.                                            24,000               78
  K2 Inc.                                               10,200               78
  Innovex, Inc.                                          8,200               77
- TBC Corp.                                             12,100               76
  Thomas Nelson, Inc.                                    8,100               75
- Building Materials Holding Corp.                       7,300               75
  X-Rite Inc.                                           11,900               74
- Sunrise Medical, Inc.                                 11,800               73
  Harmon Industries, Inc.                                6,000               73
- Hartmarx Corp.                                        17,900               73
  Penford Corp.                                          4,100               71
  BMC Industries, Inc.                                  14,400               70
- WHX Corp.                                              7,800               70
- Centigram Communications                               4,100               69
  Quaker Chemical Corp.                                  4,800               68
  Frontier Insurance Group, Inc.                        19,500               67
  Central Vermont Public
    Service Corp.                                        6,300               67
- Taco Cabana                                            8,100               66
- Cone Mills Corp.                                      14,600               66
  Bangor Hydro-Electric Co.                              4,000               65
- DAMARK International, Inc.                             4,000               63
- Lydall, Inc.                                           9,400               62
- Immune Response                                       14,300               62
  Lillian Vernon Corp.                                   5,500               61
- Intermagnetics General Corp.                           6,900               60
- Pediatrix Medical Group, Inc.                          8,500               60
- TETRA Technologies, Inc.                               8,200               59
- Itron, Inc.                                            9,200               56
- Service Experts, Inc.                                  9,600               56
- Coeur D'Alene Mines Corp.                             16,200               56
- Genesis Health Ventures Inc.                          26,200               54
  TCBY Enterprises, Inc.                                14,000               53
- The Dixie Group, Inc.                                  7,100               52
- Panera Bread Co.                                       6,700               52
  Angelica Corp.                                         5,300               52
- Royal Appliance
    Manufacturing Co.                                   10,600               52
- E. Gottschalk & Co., Inc.                              6,900               51
  Haggar Corp.                                           4,500               51
  J. Baker, Inc.                                         8,400               50
- Carmike Cinemas, Inc. Class A                          6,400               50
- Curative Health Services Inc.                          6,200               48
- Hologic, Inc.                                          8,300               48
- Remington Oil & Gas Corp.                             12,300               48
  Pillowtex Designs                                      7,700               48
- Microage, Inc.                                        13,300               47
- A.T. Cross Co. Class A                                 9,800               44
  Insteel Industries, Inc.                               4,700               43
- The Sports Authority, Inc.                            20,700               41
  Nash-Finch Co.                                         6,400               41
- Rural/Metro Corp.                                      9,100               39
- Amresco, Inc.                                         27,200               38
- Jan Bell Marketing Inc.                               13,200               38
  Frozen Food Express
    Industries, Inc.                                     9,200               36

---------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
---------------------------------------------------------------------------------
  Hancock Fabrics, Inc.                                 11,100       $       35
  Spartan Motors, Inc.                                   7,500               33
- Ashworth, Inc.                                         7,700               32
  Huffy Corp.                                            5,800               30
- Swiss Army Brands, Inc.                                4,200               30
- NCS HealthCare, Inc.                                  12,100               29
- Nashua Corp.                                           3,800               29
  Green Mountain Power Corp.                             3,300               25
- Southern Energy Homes, Inc.                            9,400               22
- USA Detergents, Inc.                                   7,200               20
- Priority Healthcare Corp. Class A                        600               17
- Just for Feet, Inc.                                   23,100                6
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $179,085)                                                       212,556
---------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.1%)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.25%, 1/3/2000                                      $   803              803
  3.47%, 1/3/2000--Note G                                1,599            1,599
---------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $2,402)                                                           2,402
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
  (COST $181,487)                                                       214,958
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
Other Assets--Note B                                                      2,054
Liabilities--Note G                                                      (3,784)
                                                                     -----------
                                                                         (1,730)
---------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $213,228
=================================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.


----------------------------------------------------------------------
                                                                AMOUNT
                                                                 (000)
----------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
Paid in Capital                                              $181,709
Overdistributed Net Investment Income                             (83)
Accumulated Net Realized Losses--Note E                        (1,869)
Unrealized Appreciation--Note F                                33,471
----------------------------------------------------------------------
NET ASSETS                                                   $213,228
======================================================================

Investor Shares--Net Assets
Applicable to 15,401,846 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                  $194,219
----------------------------------------------------------------------

NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                               $12.61
======================================================================

Institutional Shares--Net Assets
Applicable to 1,507,230 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                   $19,009
----------------------------------------------------------------------

NET ASSET VALUE PER SHARE--
INSTITUTIONAL SHARES                                           $12.61
======================================================================

---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
INTERNATIONAL FUND                                      SHARES            (000)
---------------------------------------------------------------------------------
COMMON STOCKS (100.3%)
---------------------------------------------------------------------------------
AUSTRALIA (2.4%)
  Telstra Corp. Ltd.                                   100,451       $      544
  National Australia Bank Ltd.                          20,436              312
  Broken Hill Proprietary Co. Ltd.                      19,740              258
  News Corp. Ltd.                                       26,259              254
  News Corp. Ltd. Pfd.                                  27,793              237
  Westpac Banking Corp., Ltd.                           24,740              170
  AMP Ltd.                                              12,720              140
  North Ltd.                                            41,820               98
  Metal Manufactures Ltd.                               57,700               85
  WMC Ltd.                                              14,240               78
  Coles Myer Ltd.                                       13,309               69
  Colonial Ltd.                                         14,600               65
  Foster's Brewing Group Ltd.                           22,200               63
  Brambles Industries Ltd.                               2,160               60
  Rio Tinto Ltd.                                         2,790               60
  Sons of Gwalia Ltd.                                   17,600               59
  Mayne Nickless Ltd.                                   19,097               49
  CSR Ltd.                                              17,540               42
  Woolworths Ltd.                                       12,050               41
  Suncorp-Metway Ltd.                                    7,490               40
  Australian Gas Light Co., Ltd.                         6,680               39
  Normandy Mining Ltd.                                  55,060               39
  Resolute Ltd.                                        148,300               38
  Westfield Trust (Units)                               18,890               37
  Boral Ltd.                                            23,210               36
  Amcor Ltd.                                             7,000               33
  Orica Ltd.                                             5,770               31
  Pioneer International Ltd.                            10,320               31
  Goodman Fielder Ltd.                                  27,440               24
  AMP Group Finance Services
    Ltd. Income Security                                   396               24
  Santos Ltd.                                            8,600               23
  Delta Gold NL                                         13,790               21
  Hardie (James) Industries Ltd.                         7,880               21
  Coca-Cola Amatil Ltd.                                  6,800               19
  MIM Holdings Ltd.                                     15,500               16
  Stockland Trust Group Ltd.                             7,770               16
  Tabcorp Holdings Ltd.                                  2,440               16
  David Jones Ltd.                                      17,000               15
  CSL Ltd.                                                 950               14
  Pacific Dunlop Ltd.                                    9,500               13
  QBE Insurance Group Ltd.                               2,630               12
  Howard Smith Ltd.                                      1,260                9
  F.H. Faulding & Co., Ltd.                              1,190                8
  British American Tobacco
    Australasia Ltd.                                       850                8
  Leighton Holdings Ltd.                                 1,810                7
- Newcrest Mining Ltd.                                   2,160                7
  Westralian Sands Ltd.                                  2,420                6
  Email Ltd.                                             3,030                5
  Futuris Corp., Ltd.                                    3,905                5
                                                                     -----------
                                                                          3,297
                                                                     -----------
AUSTRIA (0.2%)
  Bank Austria AG                                        1,600               90
- Oesterreichische
    Elektrizitaetswirtschafts AG
    Class A                                                415               58
  Austria Tabak AG                                         550               26
  Wienerberger Baustoffindustrie AG                      1,190               26
  OMV AG                                                   260               25
  EA-Generali AG                                           130               22
  Bau Holding AG                                           300               11
  VA Technologies AG                                       100                7
  Mayr-Melnhof Karton AG                                   120                6
  RHI AG                                                   210                6
  Flughafen Wien AG                                        140                5
  Oesterreichische
    Brau-Beteiligungs AG                                   120                5
  Boehler-Uddeholm AG                                      110                5
  Austrian Airlines AG                                     250                5
                                                                     -----------
                                                                            297
                                                                     -----------
BELGIUM (1.0%)
  Fortis AG (B)                                         10,432              375
  Electrabel SA                                            776              253
  Suez Lyonnaise Des Eaux                                1,000              159
  Solvay SA                                              1,480              122
  UCB SA                                                 2,380              103
  Groupe Bruxelles Lambert SA                              440               88
  Delhaize-Le Lion SA                                      710               53
  D'Ieteren SA                                              90               37
  Colruyt NV                                               580               33
  Bekaert NV                                               500               28
  Union Miniere SA                                         680               26
  Barco NV                                                 120               17
  Compagnie Maritime
    Belge SA (CMB)                                         340               16
  Glaverbel SA                                              80                7
  Suez Lyonnaise-Strips VVPR                             1,000                0
                                                                     -----------
                                                                          1,317
                                                                     -----------
DENMARK (0.8%)
  Tele Danmark A/S                                       2,833              209
  D/S Svendborg B Shares                                    10              166
  D/S 1912 B Shares                                         14              164
  Novo Nordisk A/S B Shares                              1,024              135
  Den Danske Bank A/S                                    1,026              112
  Unidanmark A/S A Shares                                1,181               83
  Carlsberg A/S A Shares                                   945               35
- ISS International Service Systems
    A/S B Shares                                           452               30
  Danisco A/S                                              623               24
- Navision Software A/S                                    300               22
- Vestas Wind Systems A/S                                  100               18
  Carlsberg A/S B Shares                                   460               17
  Falck A/S                                                100               10
  William Demant A/S                                       100                9
  FLS Industries A/S B Shares                              299                7
  SAS Danmark A/S                                          545                6
  Radiometer A/S B Shares                                  126                5
- Topdanmark A/S                                           200                4
  Bang & Olufsen Holding
    A/S B Shares                                            96                3
  NKT Holding A/S                                           48                3
                                                                     -----------
                                                                          1,062
                                                                     -----------
FINLAND (3.0%)
  Nokia Oyj                                             16,214            2,925
  Sonera Oyj                                             9,510              649

---------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
---------------------------------------------------------------------------------
  UPM-Kymmene Oyj                                        3,670       $      147
  Tieto Corp. B Shares                                     800               50
  Kemira Oyj                                             7,040               43
  Pohjola Group Insurance                                  690               42
  Kesko Oyj                                              2,760               35
  Sampo Insurance Co., Ltd.
    A Shares                                               860               30
- Metso Oyj                                              2,040               26
  Rautaruuki Oyj                                         2,870               20
  Raisio Group PLC                                       3,000               12
  Amer Group Ltd.                                          370                7
  Finnlines  Oyj                                           190                6
  Uponor Oyj                                               340                6
  Hartwall Oyj Abp                                         440                6
  Kone Corp. Oyj B shares                                  120                6
  Instrumentarium Group B Shares                           150                5
  Metra Oyj B Shares                                       270                5
  Stockmann AB Oyj B Shares                                370                5
  Stockmann AB Oyj A Shares                                280                4
                                                                     -----------
                                                                          4,029
                                                                     -----------
FRANCE (9.8%)
  France Telecom SA                                     13,657            1,797
  Total Fina SA B Shares                                 9,548            1,268
  Carrefour SA                                           4,637              851
  L'Oreal SA                                               922              736
  Vivendi                                                7,783              699
  AXA                                                    4,768              661
  Aventis SA                                            10,543              610
  Alcatel                                                2,663              608
  LVMH Moet Hennessy
    Louis Vuitton SA                                     1,309              583
  Banque Nationale de Paris SA                           6,154              565
  Pinault-Printemps-Redoute SA                           1,560              410
- Sanofi-Synthelabo SA                                   9,744              404
  Societe Generale SA                                    1,437              333
  Suez Lyonnaise des Eaux                                1,770              282
  Cap Gemini SA                                          1,025              259
  Groupe Danone SA                                       1,036              243
  Canal Plus SA                                          1,672              242
  Bouygues SA                                              379              240
  Cie de St. Gobain SA                                   1,174              220
  L'Air Liquide SA (Registered)                          1,121              187
  PSA Peugeot Citroen SA                                   750              169
  Lafarge SA                                             1,451              168
  Schneider Electric SA                                  2,104              164
  Accor SA                                               2,450              118
  Etablissements Economiques du
    Casino Guichard-Perrachon SA                           990              113
  Dassault Systemes SA                                   1,360               88
  Valeo SA                                               1,080               83
  Sagem SA                                                 120               83
  Lagardere SCA                                          1,510               82
  Pechiney SA A Shares                                   1,080               77
  Sodexho Alliance SA                                      430               76
  Thomson-CSF SA                                         2,200               72
  Compagnie Generale des
    Etablissements Michelin SA
    B Shares                                             1,840               72
  Usinor Sacilor SA                                      3,657               68
  Pernod Ricard SA                                       1,020               58
  Essilor International SA                                 150               46
  Eridania Beghin-Say SA                                   420               45
  Imerys                                                   260               39
  Group Pour L'Finance D'Construction                      340               38
  Sidel SA                                                 370               38
  Publicis SA                                               89               33
  Elf Aquitaine SA                                         206               32
  Simco SA                                                 350               28
  Societe BIC SA                                           590               27
  Coflexip SA                                              326               24
  Groupe GTM                                               230               22
  Compagnie Francaise d'Etudes
    et de Construction SA                                  220               22
  Zodiac SA                                                100               21
  Chargeurs SA                                             343               19
  Compagnie Parisienne de
    Reescompte SA                                          440               17
  Groupe SEB SA                                            186               13
- Club Mediterranee SA                                      90               10
  Etablissements Economiques du
    Casino Guichard-Perrachon
    SA Pfd.                                                100                8
                                                                     -----------
                                                                         13,171
                                                                     -----------
GERMANY (10.4%)
  Deutsche Telekom AG                                   40,400            2,875
  Mannesmann AG                                          6,678            1,620
  Allianz AG                                             3,267            1,094
  DaimlerChrysler AG                                    13,106            1,011
  Siemens AG                                             7,872            1,002
  Deutsche Bank AG                                       8,361              702
  Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered)                         2,330              594
  Bayer AG                                               9,660              456
  BASF AG                                                8,251              423
  SAP AG                                                   817              400
  Dresdner Bank AG                                       7,042              388
  Bayerische Hypo-und
    Vereinsbank AG                                       5,663              386
  SAP AG Pfd.                                              587              352
  Veba AG                                                6,553              318
  RWE AG                                                 6,304              245
  Volkswagen AG                                          3,911              219
- Thyssen Krupp AG                                       6,812              206
  Metro AG                                               3,565              191
  Viag AG                                                9,523              174
  Deutsche Lufthansa AG                                  5,471              130
  Preussag AG                                            2,061              117
  Schering AG                                              839              102
  WCM Beteiligungs-und
    Grundbesitz AG                                       2,400               93
  EM.TV & Merchandising AG                               1,400               90
  Fresenius Medical Care AG                              1,000               87
  Linde AG                                               1,537               85
  Merck KGaA                                             2,587               80
  Beiersdorf AG                                          1,047               70
  Man AG                                                 1,739               64
  Heidelberger Zement AG                                    817              63
  Karstadt Quelle AG                                     1,481               59
  Volkswagen AG Pfd.                                     1,374               44
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                                                                         MARKET
TAX-MANAGED                                                              VALUE*
INTERNATIONAL FUND                                      SHARES            (000)
---------------------------------------------------------------------------------
  Adidas-Salomon AG                                        550       $       41
  RWE AG Pfd.                                            1,238               38
  Hochtief AG                                              900               33
  Gehe AG                                                  750               29
  Douglas Holding AG                                       654               28
- SGL Carbon AG                                            416               28
  Continental AG                                         1,345               27
  Buderus AG                                             1,223               21
  Dyckerhoff AG Pfd.                                       648               20
  Salamander AG                                          1,492               18
  Man AG Pfd.                                              610               13
  Kamps AG                                                 100                7
  Friederich Grohe AG Pfd.                                  19                6
  Metro AG Pfd. 1                                          174                5
  Fag Kugelfischer Georg Schaefer AG                       506                5
  Bilfinger & Berger Bau AG                                220                5
  AGIV AG                                                  246                4
                                                                     -----------
                                                                         14,068
                                                                     -----------
HONG KONG (2.3%)
  Hutchison Whampoa Ltd.                                51,000              741
  Cable & Wireless Ltd.                                160,400              463
  Cheung Kong Holdings Ltd.                             30,000              381
  Sun Hung Kai Properties Ltd.                          32,000              333
  Hang Seng Bank Ltd.                                   26,400              301
  CLP Holdings Ltd.                                     28,500              131
  Swire Pacific Ltd. A Shares                           17,000              100
  New World Development Co., Ltd.                       39,000               88
  Hong Kong & China Gas Co., Ltd.                       62,000               85
  Cathay Pacific Airways Ltd.                           42,000               75
  Johnson Electric Holdings Ltd.                        11,000               71
  Wharf Holdings Ltd.                                   26,000               60
  Bank of East Asia Ltd.                                17,000               47
  Hysan Development Co., Ltd.                           33,000               42
  Television Broadcasts Ltd.                             5,000               34
  Tai Cheung Holdings Ltd.                             121,000               29
  Hang Lung Development Co., Ltd.                       21,000               24
  Shangri-La Asia Ltd.                                  18,078               21
  South China Morning Post Ltd.                         24,000               21
  Varitronix International Ltd.                          7,000               16
  Elec & Eltek International
    Holdings Ltd.                                       80,000               15
  Wing Lung Bank Ltd.                                    2,000                8
  Giordano International Ltd.                            6,000                6
  Hopewell Holdings Ltd.                                 8,000                5
- Hong Kong and Shanghai
    Hotels Ltd.                                          8,000                5
  Miramar Hotel & Investment Ltd.                        5,000                5
                                                                     -----------
                                                                          3,107
                                                                     -----------
IRELAND (0.4%)
  Allied Irish Banks PLC                                12,820              145
  Eircom PLC                                            24,780              106
  CRH PLC                                                4,220               91
  Irish Life & Permanent PLC                             5,260               50
  Kerry Group PLC A Shares                               3,709               44
  Jefferson Smurfit Group PLC                           12,510               38
  Greencore Group PLC                                    6,617               20
- Ryanair Holdings PLC                                   1,120               12
  Independent News & Media PLC                           1,720               11
  DCC PLC                                                  780                6
  FYFFES PLC                                             2,770                6
  Waterford Wedgewood PLC                                5,700                6
  Jurys Hotel Group PLC                                    690                5
                                                                     -----------
                                                                            540
                                                                     -----------
ITALY (4.3%)
  Telecom Italia Mobile SpA                             89,700              997
  Telecom Italia SpA                                    50,000              702
  Ente Nazionale Idrocarburi SpA                       106,300              582
  Assicurazioni Generali SpA                            18,481              607
- Enel SpA                                              98,713              412
  San Paolo-IMI SpA                                     22,100              299
  Mediaset SpA                                          15,800              244
  Banco Intesa SpA                                      59,172              239
- Olivetti SpA                                          63,000              181
  Fiat SpA                                               4,590              130
  Telecom Italia Mobile SpA Risp.                       26,600              126
  Banca di Roma SpA                                     92,100              118
  Riunione Adriatica di Sicurta SpA                     10,600              106
  Pirelli SpA                                           33,900               93
  Telecom Italia SpA Risp.                              13,000               79
  Montedison SpA                                        40,800               66
  Alitalia SpA                                          21,800               52
  Italgas SpA                                           13,500               51
  Benetton Group SpA                                    22,500               51
  Mondadori (Arnoldo) Editore SpA                        1,500               47
  Banca Intesa Non-Convertible
    Risp. SpA                                           21,600               44
  Banco Popolare Di Milano SpA                           5,200               40
  Autogrill SpA                                          3,100               39
  Societa Assicuratrice
    Industriale SpA                                      3,050               34
  Magneti Marelli SpA                                    9,000               34
  Danieli & Co. SpA                                      5,900               33
  Italcementi SpA                                        2,600               31
  Bulgari SpA                                            3,500               31
  Parmalat Finanziaria SpA                              23,700               30
  Danieli & Co. SpA Risp.                               12,000               29
  La Rinascente SpA                                      4,500               29
  Banca Commerciale Italiana SpA                         4,870               26
  Fiat SpA Pfd.                                          1,750               25
  Fiat SpA-RNC                                           1,670               24
  Burgo (Cartiere) SpA                                   3,200               21
  Sirti SpA                                              5,400               19
  Reno De Medici SpA                                     6,900               19
  Montedison SpA                                        17,500               17
  Societa Assicuratrice Industriale
    SpA Risp.                                            1,700                8
  SNIA BPD SpA                                           7,800                8
  Banca Intesa SpA Put Warrants
    Exp. 11/15/2002                                      4,870                8
  Italcementi SpA Risp.                                  1,500                7
  Cementir SpA                                           5,100                6
  Impregilo SpA                                         10,000                6
  Marzotto & Figli SpA                                     800                6
  La Rinascente SpA Pfd.                                 1,300                6
  SNIA SpA                                               7,100                6
- Beni Stabili SpA                                      18,100                6
  Pirelli SpA Risp.                                      2,900                5
  La Rinascente SpA Risp.                                1,500                5
                                                                     -----------
                                                                          5,784
                                                                     -----------
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
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                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
---------------------------------------------------------------------------------
JAPAN (27.6%)
  Nippon Telegraph and
    Telephone Corp.                                        170       $    2,906
  Toyota Motor Corp.                                    50,000            2,418
  Sony Corp.                                             5,300            1,569
  Softbank Corp.                                         1,400            1,338
  Fujitsu Ltd.                                          26,000            1,184
  The Bank of Tokyo-
    Mitsubishi Ltd.                                     63,000              876
  Matsushita Electric Industrial
    Co., Ltd.                                           27,000              746
  Hitachi Ltd.                                          44,000              705
  Murata Manufacturing Co., Ltd.                         3,000              703
  Ito-Yokado Co., Ltd.                                   6,000              651
  Kyocera Corp.                                          2,400              621
  Rohm Co., Ltd.                                         1,500              615
  Takeda Chemical Industries Ltd.                       12,000              592
  Sumitomo Bank Ltd.                                    42,000              574
  NEC Corp.                                             21,000              499
  Tokyo Electric Power Co.                              18,600              498
  Nomura Securities Co., Ltd.                           27,000              487
  Honda Motor Co., Ltd.                                 13,000              483
  Fuji Bank Ltd.                                        46,000              446
  Canon, Inc.                                           11,000              436
  Trans Cosmos, Inc.                                     1,000              426
  Tokyo Electron Ltd.                                    3,000              410
  Sharp Corp.                                           15,000              383
  Fanuc Co., Ltd.                                        2,900              369
  Advantest Corp.                                        1,300              343
  Industrial Bank of Japan Ltd.                         35,000              337
  Kadokawa Shoten Publishing
    Co., Ltd.                                            1,000              336
  Nintendo Co.                                           2,000              332
  Secom Co., Ltd.                                        3,000              330
  Toshiba Corp.                                         42,000              320
  Sakura Bank Ltd.                                      54,000              312
  East Japan Railway Co.                                    54              291
  Nidec Corp.                                            1,000              288
  Denso Corp.                                           12,000              286
  Daiwa Securities Group Inc.                           18,000              281
  Takefuji Corp.                                         2,200              275
  Shin-Etsu Chemical Co., Ltd.                           6,000              258
  Kao Corp.                                              9,000              256
  Fuji Photo Film Co., Ltd.                              7,000              255
  Kansai Electric Power Co., Inc.                       14,200              247
  Bridgestone Corp.                                     11,000              242
  Benesse Corp.                                          1,000              240
  Asahi Bank Ltd.                                       38,000              234
  Tokio Marine & Fire Insurance Co.                     20,000              234
  Yamato Transport Co., Ltd.                             6,000              232
  Hirose Electric Co., Ltd.                              1,000              224
  SMC Corp.                                              1,000              221
  Nippon Steel Corp.                                    92,000              215
  Japan Tobacco, Inc.                                       27              206
  Nissan Motor Co., Ltd.                                52,000              204
  Central Japan Railway Co.                                 32              200
  Tokai Bank Ltd.                                       30,000              189
  Mitsubishi Electric Corp.                             28,000              181
  Konami Co., Ltd.                                       1,000              178
  Yamanouchi Pharmaceuticals
    Co., Ltd.                                            5,000              174
  Mitsubishi Estate Co., Ltd.                           17,000              166
  CSK Corp.                                              1,000              162
  Mitsubishi Corp.                                      21,000              162
  Shimamura Co., Ltd.                                    1,000              158
  Hoya Corp.                                             2,000              157
  Mitsubishi Trust & Banking Corp.                      17,000              149
  Kirin Brewery Co., Ltd.                               14,000              147
  Mitsubishi Heavy Industries Ltd.                      44,000              147
  Mitsui & Co., Ltd.                                    21,000              147
  Nikon Corp.                                            5,000              147
  Taisho Pharmaceutical Co.                              5,000              147
  Sumitomo Corp.                                        15,000              145
  Dai-Nippon Printing Co., Ltd.                          8,000              127
  Asahi Glass Co., Ltd.                                 16,000              124
  World Co., Ltd.                                        1,000              124
  Sankyo Co., Ltd.                                       6,000              123
  Shizuoka Bank Ltd.                                    12,000              123
  Tohoku Electric Power Co.                              8,200              122
  Taiyo Yuden Co., Ltd.                                  2,000              118
  Furukawa Electric Co.                                  7,000              106
  Sumitomo Electric Industries Ltd.                      9,000              104
  Oriental Land Co.,Ltd.                                 1,200              103
  Promise Co.,Ltd.                                       2,000              102
  Nitto Denko Corp.                                      2,000              100
  Sumitomo Chemical Co.                                 20,000               94
  Kinki Nippon Railway Co.                              23,000               92
  Mitsubishi Chemical Corp.                             26,000               91
  Itochu Corp.                                          18,000               90
  Asahi Chemical Industry Co., Ltd.                     17,000               87
  Minebea Co., Ltd.                                      5,000               86
  Sanyo Electric Co., Ltd.                              21,000               85
  Nippon Mitsubishi Oil Corp.                           19,000               84
  Ajinomoto Co., Inc.                                    8,000               83
  Tokyo Gas Co., Ltd.                                   34,000               83
  Bank of Yokohama Ltd.                                 18,000               83
  Fuji Machine Manufacturing
    Co., Ltd.                                            1,000               81
  Sekisui House Ltd.                                     9,000               80
  Terumo Corp.                                           3,000               80
  Toppan Printing Co., Ltd.                              8,000               80
  Kawasaki Steel Corp.                                  44,000               79
  Fuji Soft ABC Inc.                                     1,000               78
  Eisai Co., Ltd.                                        4,000               77
  Nippon Express Co., Ltd.                              14,000               77
  Osaka Gas Co., Ltd.                                   32,000               77
  Mitsui Fudosan Co., Ltd.                              11,000               74
  Kubota Corp.                                          19,000               73
  77 Bank Ltd.                                           7,000               73
  Shiseido Co., Ltd.                                     5,000               73
  OJI Paper Co., Ltd.                                   12,000               72
  Gunma Bank Ltd.                                       11,000               71
  Marubeni Corp.                                        17,000               71
  Jusco Co., Ltd.                                        4,000               70
  Toyo Information Systems Co., Ltd.                     1,000               70
  Omron Corp.                                            3,000               69
  Tokyo Broadcasting System, Inc.                        2,000               68
  Asahi Breweries Ltd.                                   6,000               66
  Toray Industries, Inc.                                17,000               66
  Japan Air Lines Co., Ltd.                             22,000               65
  Namco Ltd.                                             1,000               65
  Nippon Yusen Kabushiki Kaisha Co.                     16,000               65




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                                                                         MARKET
TAX-MANAGED                                                              VALUE*
INTERNATIONAL FUND                                      SHARES            (000)
---------------------------------------------------------------------------------
  Sumitomo Marine & Fire
    Insurance Co.                                       10,000       $       62
  Nippon Paper Industries Co.                           11,000               61
  Joyo Bank Ltd.                                        13,000               60
  Komatsu Ltd.                                          13,000               60
  Marui Co., Ltd.                                        4,000               60
  Daiwa Bank, Ltd.                                      20,000               59
  Uni-Charm Corp.                                        1,000               58
  Bank of Fukuoka, Ltd.                                  8,000               55
  Daikin Industries Ltd.                                 4,000               54
  Tostem Corp.                                           3,000               54
  Pioneer Corporation                                    2,000               53
  Daiichi Pharmaceutical Co., Ltd.                       4,000               52
  Daiwa House Industry Co., Ltd.                         7,000               52
  Kaneka Corp.                                           4,000               51
  Shionogi & Co., Ltd.                                   4,000               49
  NSK Ltd.                                               7,000               48
  Mitsui Marine & Fire Insurance Co.                     8,000               47
  Sega Enterprises Ltd.                                  1,400               44
  Toyo Seikan Kaisha Ltd.                                3,000               43
  Nippon Comsys Corp.                                    2,000               41
  Asatsu-DK Inc.                                           600               40
  Kuraray Co., Ltd.                                      4,000               40
  Nissin Food Products Co., Ltd.                         1,700               40
  Kajima Corp.                                          13,000               39
  Mitsui Trust & Banking Co.                            17,000               38
  Ohbayashi Corp.                                        8,000               38
  Sanrio Co., Ltd.                                       1,000               37
  Teijin Ltd.                                           10,000               37
- Daiei, Inc.                                            9,000               36
  Tokyu Corp.                                           14,000               34
  Autobacs Seven Co., Ltd.                               1,000               33
  Chugai Pharmaceutical Co., Ltd.                        3,000               32
  Meitec Corp.                                           1,000               32
  Mitsubishi Materials Corp.                            13,000               32
  Shimano, Inc.                                          1,800               32
  Kinden Corp.                                           4,000               31
  Nippon Sheet Glass Co., Ltd.                           6,000               31
  Sekisui Chemical Co.                                   7,000               31
  Takara Shuzo Co.                                       2,000               31
  Alps Electric Co., Ltd.                                2,000               30
  NGK Insulators Ltd.                                    4,000               30
  Shimizu Corp.                                          9,000               30
  Tosoh Corp.                                            8,000               30
  Mitsui Mining & Smelting Co., Ltd.                     6,000               28
  Olympus Optical Co., Ltd.                              2,000               28
  Dai-Nippon Ink & Chemicals, Inc.                       9,000               27
  Onward Kashiyama Co., Ltd.                             2,000               27
  Kawasaki Heavy Industries Ltd.                        20,000               27
  Kikkoman Corp.                                         4,000               27
  Makita Corp.                                           3,000               27
  Taisei Corp.                                          14,000               27
  Hokuriku Bank Ltd.                                    11,000               26
  Koyo Seiko Co., Ltd.                                   3,000               26
  Nippon Meat Packers, Inc.                              2,000               26
- Sumitomo Metal Industries Ltd.                        34,000               26
  Wacoal Corp.                                           3,000               26
  Mitsukoshi Ltd.                                        7,000               25
  Kyowa Hakko Kogyo Co.                                  4,000               24
  Mitsubishi Rayon Co., Ltd.                            10,000               24
  Skylark Co., Ltd.                                      1,000               24
  Toto Ltd.                                              4,000               24
  Toyobo Ltd.                                           18,000               23
  Ube Industries Ltd.                                   11,000               23
  Ebara Corp.                                            2,000               22
  Isetan Co.                                             3,000               22
  Katokichi Co., Ltd.                                    1,000               22
  Nichiei Co., Ltd.                                      1,000               22
  Showa Shell Sekiyu K.K.                                5,000               22
  Yamazaki Baking Co., Ltd.                              2,000               22
  Aoyama Trading Co., Ltd.                               1,000               21
  Ashikaga Bank Ltd.                                    10,000               20
  Uny Co., Ltd.                                          2,000               20
  Daito Trust Construction Co., Ltd.                     1,700               19
  Komori Corp.                                           1,000               19
  NGK Spark Plug Co.                                     2,000               18
  Sho-Bond Corp.                                         1,000               18
  Tobu Railway Co., Ltd.                                 6,000               18
  Arabian Oil Co., Ltd.                                  1,000               17
  Casio Computer Co.                                     2,000               17
  Kyowa Exeo Corp.                                       2,000               17
  Meiji Seika Kaisha Ltd.                                3,000               17
  Kurita Water Industries Ltd.                           1,000               16
  Nishimatsu Construction Co.                            4,000               16
  House Foods Industry Corp.                             1,000               15
  Taiheiyo Cement Corp                                   8,000               15
  Keihin Electric Express Railway
    Co., Ltd.                                            4,000               14
  Nisshin Flour Milling Co., Ltd.                        2,000               14
  Takashimaya Co.                                        2,000               14
  Citizen Watch Co., Ltd.                                2,000               13
  Kokuyo Co., Ltd.                                       1,000               13
  Mori Seiki Co.                                         1,000               13
  Yamaha Corp.                                           2,000               13
  Oyo Corp.                                              1,000               13
  Ishikawajima-Harima Heavy
    Industries Co.                                      10,000               12
  Toda Corp.                                             3,000               12
  Amada Co., Ltd.                                        2,000               11
  INAX Corp.                                             2,000               11
  Sumitomo Heavy Industries Ltd.                         4,000               11
  Toei Co.                                               2,000               11
- Renown, Inc.                                           4,000               10
  Denki Kagaku Kogyo K.K.                                3,000                9
  Mycal Corp.                                            2,000                9
  Nisshinbo Industries, Inc.                             2,000                9
  NTN Corp.                                              3,000                9
  Fujikura Ltd.                                          2,000                8
  Kamigumi Co., Ltd.                                     2,000                8
- Showa Denko K.K.                                       7,000                8
  Snow Brand Milk Products Co.                           2,000                8
  Sumitomo Forestry Co.                                  1,000                8
  Tokyo Style Co.                                        1,000                8
  Daimaru, Inc.                                          2,000                7
  Konica Corp.                                           2,000                7
  Makino Milling Machine Co.                             1,000                7
  Nippon Shinpan Co.                                     3,000                7
  Okumura Corp.                                          2,000                7
  Takuma Co., Ltd.                                       1,000                7
  Yokogawa Electric Corp.                                1,000                7
  Amano Corp.                                            1,000                6
  Daifuku Co., Ltd.                                      1,000                6




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
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                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
---------------------------------------------------------------------------------
  Daicel Chemical Industries Ltd.                        2,000       $        6
- Dai-Nippon Screen Manufacturing
    Co., Ltd.                                            1,000                6
  Daiwa Kosho Lease Co., Ltd.                            2,000                6
  Kaken Pharmaceutical Co.                               1,000                6
- Kanebo Ltd.                                            4,000                6
  Kawasaki Kisen Kaisha Ltd.                             4,000                6
  Meiji Milk Products Co., Ltd.                          2,000                6
  Mitsubishi Logistics Corp.                             1,000                6
  Mitsubishi Gas Chemical Co.                            3,000                6
  Sapparo Breweries Ltd.                                 2,000                6
  Teikoku Oil Co., Ltd.                                  2,000                6
  Yakult Honsha Co., Ltd.                                1,000                6
  Brother Industries Ltd.                                2,000                5
  Gunze Ltd.                                             2,000                5
  Hankyu Department Stores, Inc.                         1,000                5
  Hitachi Zosen Corp.                                    6,000                5
  Iwatani International Corp.                            3,000                5
  Nippon Shokubai K.K.                                   1,000                5
- Japan Steel Works Ltd.                                 5,000                5
- JGC Corp.                                              2,000                5
- Tokyo Dome Corp.                                       1,000                5
  Kureha Chemical Industry Co.                           2,000                5
  Maeda Road Construction Co., Ltd.                      1,000                5
  NOF Corp.                                              2,000                5
  Nichirei Corp.                                         2,000                5
  Nippon Suisan Kaisha Ltd.                              3,000                5
  Japan Energy Corp.                                     6,000                5
  Seino Transportation Co., Ltd.                         1,000                5
  Takara Standard Co.                                    1,000                5
  Tokyo Tatemono Co., Ltd.                               3,000                5
- Chiyoda Corp.                                          3,000                4
  Cosmo Oil Co., Ltd.                                    3,000                4
- Daikyo, Inc.                                           2,000                4
- Ishihara Sangyo Kaisha Ltd.                            3,000                4
- Kumagai Gumi Co., Ltd.                                 6,000                4
  Mitsubishi Paper Mills Ltd.                            3,000                4
- Mitsui Engineering & Shipbuilding
    Co., Ltd.                                            6,000                4
  Mitsui Soko Co., Ltd.                                  2,000                4
  Nippon Light Metal Co.                                 4,000                4
  Noritake Co., Ltd.                                     1,000                4
  Nippon Sharyo Ltd.                                     2,000                4
- Penta-Ocean Construction Co.                           3,000                4
  Sanwa Shutter Corp.                                    1,000                4
  Sumitomo Osaka Cement Co., Ltd.                        3,000                4
  Tokyotokeiba Co.                                       3,000                4
  Tsubakimoto Chain Co.                                  1,000                4
  Okuma Corp.                                            1,000                3
                                                                     -----------
                                                                         37,180
                                                                     -----------
NETHERLANDS (5.7%)
  Royal Dutch Petroleum Co.                             28,336            1,728
  Aegon NV                                               8,915              857
  ING Groep NV                                          13,546              814
  Philips Electronics NV                                 4,572              619
  Kon KPN NV                                             6,286              611
  STMicroelectronics NV                                  3,791              580
  ABN-AMRO Holding NV                                   20,589              512
  Unilever NV                                            7,872              433
  Koninklijke Ahold NV                                   8,738              257
  Akzo Nobel NV                                          4,140              207
- ASM Lithography Holding NV                             1,871              207
  Heineken NV                                            4,064              197
  TNT Post Group NV                                      6,336              181
  Wolters Kluwer NV                                      3,789              128
  Getronics NV                                           1,380              109
  Elsevier NV                                            9,139              109
  Hagemeyer NV                                           1,898               44
- Baan Co. NV                                            2,188               31
  Oce NV                                                 1,690               28
  Buhrmann NV                                            1,610               24
- Koninklijke Vopak NV                                     901               21
  IHC Caland NV                                            460               17
  KLM Royal Dutch                                          450               12
  Hollandsche Beton Groep NV                             1,000               10
  Vedior NV                                                640                7
  Nedlloyd Groep NV                                        210                6
  Stork NV                                                 240                3
                                                                     -----------
                                                                          7,752
                                                                     -----------
NEW ZEALAND (0.2%)
  Telecom Corp. of New Zealand Ltd.                     26,870              126
  Carter Holt Harvey Ltd.                               40,830               53
  Lion Nathan Ltd.                                       9,060               21
  Contact Energy Ltd.                                    4,330                8
  Fisher & Paykel Industries Ltd.                        1,890                7
- Brierley Investments Ltd.                             27,700                6
  Fletcher Challenge Ltd. Building                       4,020                6
- Fletcher Challenge Ltd. Forest                        12,410                5
  Fletcher Challenge Ltd. Energy                         2,060                5
  Fletcher Challenge Ltd. Paper                          6,000                4
                                                                     -----------
                                                                            241
                                                                     -----------
NORWAY (0.4%)
  Norsk Hydro ASA                                        4,120              172
  Christiania Bank Og
    Kreditkasse ASA                                     14,440               71
  DNB Holding ASA                                       11,360               47
  Orkla ASA A Shares                                      2,370              41
  Bergesen D.Y. ASA B Shares                             1,920               33
- Storebrand ASA                                         4,300               33
  Bergesen D.Y. ASA A Shares                             1,540               28
  Smedvig ASA B Shares                                   2,449               26
  Lief Hoegh & Co. ASA                                   1,410               17
- Petro Geo-Services ASA                                   700               12
  Norske Skogindustrier ASA
    A Shares                                               200               10
  Schibsted ASA                                            530               10
  Tomra Systems ASA                                        600               10
  Merkantildata ASA                                        740                9
  Elkem ASA                                                360                8
- NCL Holdings ASA                                       1,800                8
- Kvaerner ASA                                             330                7
  SAS Norge ASA B Shares                                   630                7
  Smedvig ASA A Shares                                     460                6
                                                                     -----------
                                                                            555
                                                                     -----------
PORTUGAL (0.5%)
  Portugal Telecom SA (Registered)                      13,550              148
  Electricidade de Portugal SA                           7,390              128
  Banco Comercial Portugues SA                          16,300               90
  Banco Espirito Santo SA                                2,620               73
  Sonae SGPS SA                                            830               44

---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
INTERNATIONAL FUND                                      SHARES            (000)
---------------------------------------------------------------------------------
  Jeronimo Martins & Filho,
    SGPS, S.A.                                           1,330       $       34
  Cimpor-Cimento de Portugal SA                          1,590               26
  Brisa-Auto Estradas de Portugal SA                     3,450               26
  Unicer-Uniao Cervejeira SA                             1,240               24
  Cin-Corporacao Industrial do
    Norte SA                                               640               16
  Inapa-Investimentos Participacoes
    e Gestao SA                                          1,320               11
  Portucel Industrial-Empresa
    Productora de Cellulosa SA                             850                6
  Companhia de Seguros
    Tranquilidade                                          190                6
                                                                     -----------
                                                                            632
                                                                     -----------
SINGAPORE (1.1%)
- DBS Group Holdings Ltd.                               17,978              294
  Singapore Telecommunications
    Ltd.                                                84,000              173
  Singapore Airlines Ltd.                               15,000              170
  Oversea-Chinese Banking
    Corp.,Ltd.                                          14,650              134
  United Overseas Bank Ltd.                             11,504              102
  Singapore Technologies
    Engineering Ltd.                                    60,000               93
  Singapore Press Holdings Ltd.                          4,000               87
  First Capital Corp., Ltd.                             37,000               49
  City Developments Ltd.                                 8,000               47
  Inchcape Bhd.                                         42,000               44
  Cycle & Carriage Ltd.                                 11,000               34
  Venture Manufacturing
    (Singapore) Ltd.                                     3,000               34
  Sembcorp Industries Ltd.                              21,000               29
  United Industrial Corp., Ltd.                         43,000               24
  Parkway Holdings Ltd.                                 10,000               23
  Fraser & Neave Ltd.                                    6,000               22
  Hotel Properties Ltd.                                 24,000               22
- Neptune Orient Lines Ltd.                             14,000               19
  Creative Technology Ltd.                               1,000               18
  Natsteel Ltd.                                          9,000               18
  Overseas Union Enterprise Ltd.                         2,000                7
                                                                     -----------
                                                                          1,443
                                                                     -----------
SPAIN (2.7%)
- Telefonica SA                                         42,603            1,059
  Banco Santander Central
    Hispano, SA                                         50,400              568
  Banco Bilbao Vizcaya SA                               29,227              414
  Repsol SA                                             15,063              348
  Endesa SA                                             14,440              285
  Argentaria SA                                          7,600              178
  Iberdrola SA                                          11,500              159
  Gas Natural SDG SA                                     6,044              139
  Union Electrica Fenosa SA                              4,500               78
  Altadis SA                                              3,869              55
  Acerinox SA                                            1,025               41
  Corporacion Financiera Alba SA                         1,200               41
  ACS, Actividades de Construccion
    y Servicios, SA                                      1,100               26
  Azucarera Ebro Agricolas                               1,400               20
  Fomento De Construc y Contra                             971               20
  Grupo Dragados SA                                      2,200               19
  Corporacion Mapfre SA                                  1,100               18
  Portland Valderrivas SA                                  600               16
  Autopista Concesionaria
    Espanola SA                                          1,600               15
- Sol Melia SA                                           1,200               14
  Sociedad General de Aguas de
    Barcelona SA                                           900               13
  Uralita SA                                             1,600               11
  Metrovacesa SA                                           500                9
  Cortefiel, SA                                            300                8
  Vallehermoso SA                                        1,200                8
  Zardoya Otis SA                                          800                8
- TelePizza, SA                                          1,500                6
- Asturiana de Zinc, SA                                    400                5
  Prosegur Cia de Seguridad
    SA (Registered)                                        600                5
  Immobiliaria Urbis SA                                    900                4
                                                                     -----------
                                                                          3,590
                                                                     -----------
SWEDEN (2.7%)
  LM Ericsson Telephone AB
    B Shares                                            26,009            1,665
  Hennes & Mauritz AB                                   11,124              371
  Skandia Forsakrings AB                                 6,710              202
  Electrolux AB Series B                                 4,850              121
  Volvo AB B Shares                                      4,570              118
  Svenska Handelsbanken A Shares                         9,370              117
  ForeningsSparbanken AB                                 7,290              107
  Skandinaviska Eeskilda Banken
    AB A Shares                                          9,660               97
- NetCom AB Shares                                       1,340               94
  Sandvik AB A Shares                                    2,953               92
  Svenska Cellulosa AB B Shares                          2,770               82
  Securitas AB B shares                                  3,990               72
  OM Gruppen AB                                          2,960               64
  Skanska AB B Shares                                    1,590               59
  Atlas Copco AB A Shares                                1,900               56
  WM-Data AB B Shares                                      880               54
  Volvo AB A Shares                                      1,850               47
  Swedish Match AB                                       8,006               28
  Gambro AB                                              3,100               28
  Atlas Copco AB B Shares                                  930               26
  Sandvik AB B Shares                                      830               26
  Svenskt Stal AB (SSAB)-Series A                        1,530               24
  Svenska Handelsbanken AB
    B Shares                                             1,590               19
  Svenskt Stal AB (SSAB)                                 1,180               17
  Assidoman AB                                             700               11
  Drott AB B Shares                                        870               10
  SKF AB B Shares                                          370                9
  SKF AB A Shares                                          260                6
  Trelleborg AB B Shares                                   620                6
  Diligentia AB                                            720                6
  Granges AB                                               290                6
  Gambro AB                                                600                5
                                                                     -----------
                                                                          3,645
                                                                     -----------
SWITZERLAND (5.7%)
  Novartis AG (Registered)                                 974            1,423
  Roche Holdings AG                                         95            1,122
  Nestle SA (Registered)                                   537              979
  UBS AG                                                 2,923              785

---------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
---------------------------------------------------------------------------------
  Credit Suisse Group AG
    (Registered)                                         3,697       $      731
- ABB Ltd.                                               3,917              476
  Swisscom AG                                              966              389
  Schweizerische
    Rueckversicherungs-Gesellschaft                        187              382
  Zurich Allied AG                                         668              379
  Roche Holding AG (Bearer)                                 22              357
  Adecco SA (Bearer)                                       210              163
  Holderbank Financiere Glarus AG
    (Bearer)                                                75              102
  Alusuisse-Lonza Group AG
    (Registered)                                           105               77
  The Swatch Group AG                                       49               56
  The Swatch Group AG (Registered)                         221               51
- Lonza AG                                                  77               47
  Holderbank Financiere Glarus AG
    (Registered)                                           122               43
  Sulzer AG (Registered)                                    47               30
  Sairgroup                                                139               28
  Georg Fischer AG (Registered)                             79               27
  Kuoni Reisen Holding AG
    (Registered)                                             2                8
  Schindler Holding AG (Registered)                          5                8
- SGS Societe Generale de
    Surveillance Holding SA (Bearer)                         6                8
  Forbo Holding AG (Registered)                             14                7
  Grands Magasins Jelmoli SA (Bearer)                        6                7
  Valora Holding AG                                         27                7
  Moevenpick Holding AG (Bearer)                            12                6
  Schindler Holding AG (Ptg. Ctf.)                           4                6
  Sika Finanz AG (Bearer)                                   19                6
- SGS Societe Generale de
    Surveillance Holding SA
    (Registered)                                            20                6
                                                                     -----------
                                                                          7,716
                                                                     -----------
UNITED KINGDOM (19.1%)
  BP Amoco PLC                                         259,209            2,601
  British Telecommunications PLC                        86,296            2,104
  Vodafone Airtouch PLC                                404,083            1,998
  HSBC Holdings PLC                                    113,506            1,579
  Glaxo Wellcome PLC                                    48,777            1,376
  AstraZeneca Group PLC                                 23,953              991
  SmithKline Beecham PLC                                75,053              956
  Lloyds TSB Group PLC                                  74,112              925
  Marconi PLC                                           35,502              627
  Barclays PLC                                          20,084              577
  Prudential PLC                                        25,849              508
  Diageo PLC                                            46,644              374
  British Sky Broadcasting
    Group PLC                                           22,974              369
  Halifax PLC                                           31,394              347
  Abbey National PLC                                    20,183              322
  BG PLC                                                49,337              318
  Rio Tinto PLC                                         12,690              306
  Unilever PLC                                          39,240              288
  Tesco PLC                                             91,591              278
  CGU PLC                                               17,102              275
  Pearson PLC                                            8,303              268
  British Aerospace PLC                                 40,291              266
  Invensys PLC                                          46,115              250
  Allied Zurich PLC                                     21,212              249
  Reuters Group PLC                                     18,139              248
  Granada Group PLC                                     23,387              237
  Royal Bank of Scotland Group PLC                      12,568              222
  Kingfisher PLC                                        18,464              204
  3i Group PLC                                          11,062              197
  Marks & Spencer PLC                                   39,743              189
  The Sage Group PLC                                    15,264              186
  Legal & General Group PLC                             66,910              182
  British American Tobacco PLC                          29,898              170
  Cadbury Schweppes PLC                                 27,597              166
  Hays PLC                                              10,095              160
  GKN PLC                                                9,814              154
- Arm Holdings PLC                                       2,254              152
  Centrica PLC                                          53,774              152
  J. Sainsbury PLC                                      26,680              150
  National Grid Group PLC                               19,320              147
  WPP Group PLC                                          9,284              147
  The Peninsular & Oriental
    Steam Navigation Co.                                 8,229              137
  Bass PLC                                              10,926              136
  BOC Group PLC                                          6,280              135
  Dixons Group PLC                                       5,389              129
  Rentokil Initial PLC                                  35,520              129
  Logica PLC                                             4,881              126
  Boots Co. PLC                                         12,130              118
  Misys PLC                                              7,495              116
  Reed International PLC                                15,440              115
  Amvesco PLC                                            9,761              113
  Scottish Power PLC                                    14,810              112
  Railtrack Group PLC                                    6,681              112
- Corus Group PLC                                       42,676              111
  Compass Group PLC                                      7,980              109
  Imperial Chemical Industries PLC                      10,201              108
  Sema Group PLC                                         5,458               98
  National Power PLC                                    16,870               97
  Land Securities PLC                                    8,585               96
  EMI Group PLC                                          9,600               94
  BAA PLC                                               13,200               93
  British Airways PLC                                   14,070               92
  United Utilities PLC                                   8,650               90
  Schroders PLC                                          4,444               89
  Carlton Communications PLC                             8,027               78
  Great Universal Stores PLC                            13,333               78
  Unigate PLC                                           15,600               78
  Hanson PLC                                             8,000               67
  Hilton Group PLC                                      20,312               65
  ScottishPower PLC ADR                                  2,320               65
  Blue Circle Industries PLC                            10,800               63
  Thames Water PLC                                       4,730               59
  Smiths Industries PLC                                  3,990               59
  Stagecoach Holdings PLC                               22,727               58
  Wolseley PLC                                           7,212               55
- Canary Wharf Finance PLC                               8,399               52
  Electrocomponents PLC                                  4,500               50
  Nycomed Amersham PLC                                   7,918               49
  RMC Group PLC                                          3,525               48
  Williams PLC                                          10,180               46
  BBA Group PLC                                          5,445               44
  British Land Co., PLC                                  6,650               44
  Anglian Water PLC                                      4,880               44

---------------------------------------------------------------------------------
                                                                         MARKET
TAX-MANAGED                                                              VALUE*
INTERNATIONAL FUND                                      SHARES            (000)
---------------------------------------------------------------------------------
  Psion PLC                                                993       $       43
  MEPC PLC                                               5,510               41
  Barratt Developments PLC                               8,630               40
  Racal Electronics PLC                                  4,480               40
  TI Group PLC                                           5,135               39
  Rank Group PLC                                        11,900               38
  Slough Estates PLC                                     6,760               38
  Arjo Wiggins Appleton PLC                             10,000               36
  Smith & Nephew PLC                                    10,183               34
  Bunzl PLC                                              6,090               33
  Tate & Lyle PLC                                        4,760               31
  Airtours PLC                                           4,942               30
  Hammerson PLC                                          4,280               29
  Rexam PLC                                              6,860               28
  Johnson Matthey PLC                                    2,493               28
  London Bridge Software
    Holdings PLC                                           405               28
  SSL International PLC                                  2,186               28
  Jarvis PLC                                             7,350               26
  Capita Group PLC                                       1,352               25
  FKI PLC                                                6,160               24
  Taylor Woodrow PLC                                     9,900               22
  Pilkington PLC                                        15,260               21
  Caradon PLC                                            8,080               20
  United Biscuits Holdings PLC                           4,400               19
  Lasmo PLC                                             10,200               19
  The Berkeley Group PLC                                 1,600               18
  Meyer International PLC                                2,800               17
  Hepworth PLC                                           5,380               16
  Ocean Group PLC                                          860               16
  George Wimpey PLC                                      8,820               16
  IMI PLC                                                2,700               12
- Eidos PLC                                                130               11
  De La Rue PLC                                          1,470                8
- Celltech Chiroscience PLC                                765                7
  Amec PLC                                               1,360                5
  BICC PLC                                               3,710                5
  Lex Service PLC                                          640                4
  Coats Viyella PLC                                      6,500                4
                                                                     -----------
                                                                         25,771
                                                                     -----------
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $115,796)                                                       135,197
---------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
---------------------------------------------------------------------------------
CORPORATE BONDS
---------------------------------------------------------------------------------
BG Transco Holdings PLC
  7.06%, 12/14/2009 (1)       GBP                            6               10
BG Transco Holdings PLC
  4.187%, 12/14/2022          GBP                            6               10
BG Transco Holdings PLC
  7.00%, 12/16/2024           GBP                            6                9
---------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $30)                                                                 29
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.7%)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.25%, 1/3/2000
  (COST $3,690)                                         $3,690       $    3,690
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.0%)
  (COST $119,516)                                                       138,916
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.0%)
---------------------------------------------------------------------------------
Other Assets--Note B                                                        977
Payables for Investment Securities Purchased                             (4,905)
Other Liabilities                                                          (156)
                                                                     -----------
                                                                         (4,084)
---------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $134,832
=================================================================================


*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.

GBP--Great Britain Pound.

(1) Adjustable Rate Security.


---------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
---------------------------------------------------------------------------------
Paid in Capital                                                        $116,331
Overdistributed Net Investment Income--
  Note E                                                                    (82)
Accumulated Net Realized Losses--Note E                                    (816)
Unrealized Appreciation (Depreciation)--
  Note F
  Investment Securities                                                  19,400
  Foreign Currencies                                                         (1)
---------------------------------------------------------------------------------
NET ASSETS                                                             $134,832
=================================================================================

Investor Shares--Net Assets
Applicable to 11,274,782 outstanding $.001
  par value shares of beneficial interest.
  (unlimited authorization)                                            $134,832
---------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                         $11.96
=================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Trustees of
Vanguard Tax-Managed Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights appearing in the Annual Report to Shareholders present fairly, in all material respects, the financial position of Vanguard Tax-Managed Balanced Fund, Vanguard Tax-Managed Growth and Income Fund, Vanguard Tax-Managed Capital Appreciation Fund, Vanguard Tax- Managed Small-Cap Fund, and Vanguard Tax-Managed International Fund (separate portfolios of Vanguard Tax-Managed Funds, hereafter referred to as the "Funds") at December 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 9, 2000

                                                                 F870-02/18/2000